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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2014 through March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Strategic
                                Income Fund

--------------------------------------------------------------------------------
                                Semiannual Report | March 31, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A     PSRAX
                                Class C     PSRCX
                                Class K     STRKX
                                Class R     STIRX
                                Class Y     STRYX
                                Class Z     STIZX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          82

Notes to Financial Statements                                                 92

Trustees, Officers and Service Providers                                     108




                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 1

President's Letter

Dear Shareowner,

As mid-year approaches, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 3

Portfolio Management Discussion | 3/31/15

Longer-maturity, higher-quality securities - especially U.S. Treasuries - outperformed during the six-month period ended March 31, 2015, against a backdrop of persistent, but not overly robust, growth in the U.S. economy. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the six-month period ended March 31, 2015?

A Pioneer Strategic Income Fund's Class A shares returned 0.94% at net asset value during the six-month period ended March 31, 2015, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 3.09%. During the same period, the average return of the 280 mutual funds in Lipper's Multi-Sector Income Funds category was 1.05%, and the average return of the 305 mutual funds in Morningstar's Multi-Sector Bond Funds category was 1.14%.

Q How would you describe the market environment for fixed-income investors during the six-month period ended March 31, 2015?

A Market interest rates, especially for longer-maturity securities, declined substantially over the six-month period as investors came to believe the likelihood was diminishing that the U.S. Federal Reserve System ("the Fed") would raise short-term rates in the near-term. Shorter-term interest rates remained at their already record-low levels, resulting in a flattening of the yield curve, which reflects the differences in interest rates between longer-maturity and shorter-maturity securities. During the six-month period, the yield of the 30-year Treasury bond declined by 66 basis points
     (bps), or 0.66%, while the 10-year and five-year Treasury yields fell by 57 bps and 39 bps, respectively. The yields of two-year Treasuries remained relatively stable during the period. The result of the falling rates on longer-maturity securities was significant price appreciation and greater performance, especially from Treasuries and other higher-quality debt instruments.

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Q How did you position the Fund's portfolio during the six-month period ended March 31, 2015, and how did the positioning affect the Fund's performance?

A The most significant factor that led to the Fund's underperformance relative to the Barclays Index benchmark during the period was the portfolio's shorter-than-benchmark duration. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) Throughout the six months, we kept the Fund's duration relatively short because we saw that the U.S. economy was continuing to strengthen, with employment numbers steadily rising. We were wary that the Fed could soon begin raising short-term rates, especially if signs of greater inflation were to appear, and so we sought to position the Fund in a way that would allow us to redeploy assets to gain higher yields as rates began to rise. Then, some economic data for the first calendar quarter of 2015 seemed to suggest that the U.S. economy might not strengthen as fast as had been expected -- perhaps because of the effects of severe winter weather on economic growth. Given the apparent slowing of the economy in the first quarter, investors moderated their expectations of an early-year increase in interest rates by the Fed, and longer-term rates continued to fall.

     While the short-duration position was the principal factor leading to the Fund's underperformance of its benchmark during the period, relative results also were held back by the near-term effects on the capital markets of a dramatic decline in world oil prices. While the early effects of falling oil prices on the consumer appeared to be positive, in that people now had more discretionary income at their disposal because of lower home heating costs and lower gasoline prices, the fixed-income markets reacted differently. The U.S. high-yield market, in particular, was negatively impacted, as the energy sector makes up a significant portion of the high-yield corporate bond universe and energy companies bore the brunt of any negative consequences of the falling oil prices. The domestic high-yield bond market returned 1.45% during the six-month period, but high-yield bonds in the energy sector returned -4.70%. Throughout the six months, the Fund's exposure to energy sector high-yield bonds tended to hurt performance relative to the Barclays Index. Outside of the energy sector, overall security selection results contributed positively to the Fund's relative returns, but not enough to overcome the negative effects of the portfolio's allocation to energy sector bonds.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 5

     The Fund's small positions in the currencies of some energy-exporting countries, notably Norway, also detracted (modestly) from benchmark-relative returns during the period, even though we did reduce the portfolio's exposure to non-U.S. dollar currencies over the six months.

     Among positive contributors to the Fund's results during the six-month period were the portfolio's allocations to convertible bonds and bank loans.

     At the end of the period, on March 31, 2015, the effective duration of the Fund's portfolio of investments was 3.47 years. U.S. corporate bonds, at more than 26% of invested assets, represented the largest sector allocation in the Fund's portfolio at period end (with just under half allocated to high yield), followed by U.S. government securities and international corporates. Bank loans and collateralized mortgage obligations rounded out the top five allocations in the portfolio as of March 31, 2015, representing a combined 20% of the Fund's invested assets.

Q What were some of the individual portfolio investments that had noteworthy effects on the Fund's performance during the six-month period ended March 31, 2015, either positively or negatively?

A The worst-performing bonds in the Fund's portfolio during the six-month period all were issued by energy-related companies, including a high-yield issue of Energy XXI, an exploration-and-production company, and a formerly investment-grade-rated bond of DCP Midstream that had been downgraded to below investment grade.

     Three convertible bond holdings were among the more noteworthy positive contributors to the Fund's relative results during the period. They were the convertibles issued by: NuVasive, a medical device firm; Mentor Graphics, a producer of software used to design semiconductors; and General Cable, a developer and manufacturer of fiber optic and cable products.

Q Did the Fund invest in any derivative securities during the six-month period ended March 31, 2015? If so, did the use of derivatives have a material effect on performance?

A Yes, we used three types of derivatives in an attempt to hedge various portfolio risks during the period. We used currency forward contracts to hedge the currency effects of some of the Fund's positions in non-dollar securities. The contracts tended to help Fund performance during a period when the U.S. dollar appreciated against most foreign currencies. We also used U.S. Treasury bond futures as part of our short-duration policy. Because the Fund's short-duration position detracted from

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 benchmark-relative performance during the six-month period, the use of the Treasury futures had a negative effect on results. Finally, we invested in some credit default swaps to manage the credit risks of the portfolio. The exposure to the credit default swaps did not have a material effect on the Fund's results.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended March 31, 2015?

A In managing the Fund, we focus principally on total return, rather than yield. During the six-month period, the yields of most types of fixed-income securities declined as interest rates fell, while the prices of those securities rose. For investors seeking total return, price appreciation is just as important as yield.

     During the six-month period, however, the yield earned by the Fund's portfolio - and therefore the yield paid to shareholders - modestly declined as yields in the overall market fell.

Q    What is your investment outlook?

A We continue to position the Fund's portfolio of investments for an expanding domestic economy, given improving corporate profits and continued growth in the employment market. While disappointing economic growth trends overseas and rising geopolitical risks in some parts of the world are a source of concern, we think the U.S. economy is strong enough to continue to grow. We think the Fed is likely to begin raising short-term interest rates sometime during 2015, but that the announcement is likely to come after June, thus delaying expectations of a general rise in interest rates until the second half of the year.

     We have maintained the Fund's overweight positions in credit-sensitive securities, which we think should benefit from a growing economy; however, we have become more cautious in our security selections for the portfolio as the yield advantages of lower-rated, more credit-sensitive debt are not as great as they were. We also are mindful that publicly-traded corporations now are being managed more with the interests of shareholders -- rather than bondholders -- in mind, which is another reason for exercising more caution in our security selections.

     By sector, we have continued to overweight the Fund to financials, as we think bonds in the sector have become safer investments as tighter regulations have been promulgated. In the Fund's currency positioning, we

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 7 continue to favor the U.S. dollar, although we do think the rally of the dollar may be closer to its end than its beginning. The dollar should, however, remain strong as the Fed tightens monetary policy while other central banks around the world are becoming more accommodative with their policies.

     We intend to maintain a well-diversified* portfolio, with exposures to investment opportunities throughout the world. We expect to maintain an emphasis on holding more credit-sensitive securities, and we anticipate keeping the Fund's duration shorter than that of the Barclays Index benchmark, in anticipation of rising interest rates, particularly short-term rates.

Please refer to the Schedule of Investments on pages 20-80 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

* Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 9

Portfolio Summary | 3/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       26.5%
U.S. Government Securities                                                 18.5%
International Corporate Bonds                                              16.6%
Senior Secured Loans                                                       10.5%
Collateralized Mortgage Obligations                                         9.5%
Asset Backed Securities                                                     4.6%
Foreign Government Bonds                                                    3.6%
Municipal Bonds                                                             3.4%
Convertible Corporate Bonds                                                 2.5%
U.S. Preferred Stocks                                                       2.0%
Temporary Cash Investment                                                   0.9%
Convertible Preferred Stocks                                                0.7%
U.S. Common Stocks                                                          0.6%
International Preferred Stocks                                              0.1%
Depository Receipts for International Stocks                                0.0%+
International Common Stocks                                                 0.0%+

+ Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                 2.11%
--------------------------------------------------------------------------------
 2. Fannie Mae, 5.0%, 11/1/44                                              0.86
--------------------------------------------------------------------------------
 3. Norway Government Bond, 5.0%, 5/15/15                                  0.84
--------------------------------------------------------------------------------
 4. Fannie Mae, 5.0%, 1/1/45                                               0.63
--------------------------------------------------------------------------------
 5. Fannie Mae, 4.5%, 2/1/44                                               0.61
--------------------------------------------------------------------------------
 6. Fannie Mae, 4.5%, 2/1/44                                               0.61
--------------------------------------------------------------------------------
 7. Fannie Mae, 3.5%, 8/1/42                                               0.60
--------------------------------------------------------------------------------
 8. Wells Fargo & Co., 7.5% (Perpetual)                                    0.56
--------------------------------------------------------------------------------
 9. U.S. Treasury Bonds, 3.625%, 8/15/43                                   0.44
--------------------------------------------------------------------------------
10. General Electric Capital Corp., Floating Rate Note (Perpetual)         0.41
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Prices and Distributions | 3/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      3/31/15                        9/30/14
--------------------------------------------------------------------------------
          A                        $10.77                          $11.02
--------------------------------------------------------------------------------
          C                        $10.54                          $10.78
--------------------------------------------------------------------------------
          K                        $10.79                          $11.03
--------------------------------------------------------------------------------
          R                        $10.94                          $11.19
--------------------------------------------------------------------------------
          Y                        $10.77                          $11.01
--------------------------------------------------------------------------------
          Z                        $10.76                          $11.01
--------------------------------------------------------------------------------

Distributions per Share: 10/1/14-3/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
        Class          Dividends         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.2026              $0.0029            $0.1462
--------------------------------------------------------------------------------
          C             $0.1606              $0.0029            $0.1462
--------------------------------------------------------------------------------
          K             $0.2248              $0.0029            $0.1462
--------------------------------------------------------------------------------
          R             $0.1865              $0.0029            $0.1462
--------------------------------------------------------------------------------
          Y             $0.2185              $0.0029            $0.1462
--------------------------------------------------------------------------------
          Z             $0.2146              $0.0029            $0.1462
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non- ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-17.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 11

Performance Update | 3/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
              Net       Public     Barclays
              Asset     Offering   U.S.
              Value     Price      Universal
Period        (NAV)     (POP)      Index
--------------------------------------------------------------------------------
10 Years      6.38%      5.89%     5.15%
5 Years       5.78       4.81      4.75
1 Year        3.09      -1.57      5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------

              Gross
--------------------------------------------------------------------------------
              1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $ 9,550                           $10,000
3/31/2006       $ 9,939                           $10,294
3/31/2007       $10,690                           $11,017
3/31/2008       $11,223                           $11,740
3/31/2009       $10,078                           $11,870
3/31/2010       $13,384                           $13,103
3/31/2011       $14,711                           $13,854
3/31/2012       $15,418                           $14,905
3/31/2013       $16,782                           $15,608
3/31/2014       $17,195                           $15,688
3/31/2015       $17,725                           $16,523

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Performance Update | 3/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                                   U.S.
              If        If         Universal
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
10 Years      5.64%     5.64%      5.15%
5 Years       5.07      5.07       4.75
1 Year        2.44      2.44       5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $10,000                           $10,000
3/31/2006       $10,344                           $10,294
3/31/2007       $11,032                           $11,017
3/31/2008       $11,507                           $11,740
3/31/2009       $10,256                           $11,870
3/31/2010       $13,523                           $13,103
3/31/2011       $14,776                           $13,854
3/31/2012       $15,379                           $14,905
3/31/2013       $16,622                           $15,608
3/31/2014       $16,904                           $15,688
3/31/2015       $17,317                           $16,523

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 13

Performance Update | 3/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
              Net       Barclays
              Asset     U.S.
              Value     Universal
Period        (NAV)     Index
--------------------------------------------------------------------------------
10 Years      6.49%     5.15%
5 Years       6.00      4.75
1 Year        3.60      5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $10,000                           $10,000
3/31/2006       $10,410                           $10,294
3/31/2007       $11,196                           $11,017
3/31/2008       $11,754                           $11,740
3/31/2009       $10,555                           $11,870
3/31/2010       $14,017                           $13,103
3/31/2011       $15,408                           $13,854
3/31/2012       $16,148                           $14,905
3/31/2013       $17,609                           $15,608
3/31/2014       $18,110                           $15,688
3/31/2015       $18,761                           $16,523

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Performance Update | 3/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                   Net           Barclays
                   Asset         U.S.
                   Value         Universal
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 Years           6.10%         5.15%
5 Years            5.44          4.75
1 Year             2.72          5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $10,000                           $10,000
3/31/2006       $10,394                           $10,294
3/31/2007       $11,158                           $11,017
3/31/2008       $11,698                           $11,740
3/31/2009       $10,469                           $11,870
3/31/2010       $13,868                           $13,103
3/31/2011       $15,215                           $13,854
3/31/2012       $15,888                           $14,905
3/31/2013       $17,238                           $15,608
3/31/2014       $17,595                           $15,688
3/31/2015       $18,073                           $16,523

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 15

Performance Update | 3/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                   Net           Barclays
                   Asset         U.S.
                   Value         Universal
Period             (NAV)         Index
--------------------------------------------------------------------------------
10 Years           6.75%         5.15%
5 Years            6.10          4.75
1 Year             3.49          5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $5,000,000                        $5,000,000
3/31/2006       $5,231,981                        $5,147,054
3/31/2007       $5,639,169                        $5,508,372
3/31/2008       $5,951,262                        $5,870,176
3/31/2009       $5,365,192                        $5,934,959
3/31/2010       $7,146,485                        $6,551,355
3/31/2011       $7,885,235                        $6,926,764
3/31/2012       $8,283,777                        $7,452,627
3/31/2013       $9,044,732                        $7,804,228
3/31/2014       $9,286,890                        $7,843,745
3/31/2015       $9,610,950                        $8,261,424

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Performance Update | 3/31/15                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
              Net                  Barclays
              Asset                U.S.
              Value                Universal
Period        (NAV)                Index
--------------------------------------------------------------------------------
10 Years      6.61%                5.15%
5 Years       6.04                 4.75
1 Year        3.39                 5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Strategic Income Fund     Barclays U.S. Universal Index
3/31/2005       $10,000                           $10,000
3/31/2006       $10,410                           $10,294
3/31/2007       $11,196                           $11,017
3/31/2008       $11,815                           $11,740
3/31/2009       $10,645                           $11,870
3/31/2010       $14,144                           $13,103
3/31/2011       $15,595                           $13,854
3/31/2012       $16,390                           $14,905
3/31/2013       $17,875                           $15,608
3/31/2014       $18,343                           $15,688
3/31/2015       $18,965                           $16,523

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2014, through March 31, 2015.

--------------------------------------------------------------------------------------------
Share Class                     A          C          K          R          Y          Z
--------------------------------------------------------------------------------------------
Beginning Account           $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 10/1/14
--------------------------------------------------------------------------------------------
Ending Account              $1,009.40  $1,006.60  $1,012.40  $1,007.80  $1,011.80  $1,010.60
Value (after expenses)
on 3/31/15
--------------------------------------------------------------------------------------------
Expenses Paid               $    5.21  $    8.60  $    3.06  $    6.91  $    3.66  $    4.26
During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.72%, 0.61%, 1.38%, 0.73%, 0.85% for Class A, Class C, Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2014, through March 31, 2015.

------------------------------------------------------------------------------------
Share Class                  A         C         K         R         Y         Z
------------------------------------------------------------------------------------
Beginning Account        $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
Value on 10/1/14
------------------------------------------------------------------------------------
Ending Account           $1,019.75 $1,016.36 $1,021.89 $1,018.05 $1,021.29 $1,020.69
Value (after expenses)
on 3/31/15
------------------------------------------------------------------------------------
Expenses Paid            $    5.24 $    8.65 $    3.07 $    6.94 $    3.68 $    4.28
During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.72%, 0.61%, 1.38%, 0.73%, 0.85% for Class A, Class C, Class K, Class R, Class Y and Class Z shares respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 19

Schedule of Investments | 3/31/15 (unaudited)

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 2.4%
                                   ENERGY -- 0.2%
                                   Integrated Oil & Gas -- 0.0%+
            4,620,000              American Energy -- Utica LLC, 3.5% (3.50%
                                   Cash, 0.00% PIK), 3/1/21 (144A) (PIK)                $    2,263,800
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.2%
            4,800,000              Chesapeake Energy Corp., 2.25%, 12/15/38             $    4,356,000
           11,835,000              Cobalt International Energy, Inc.,
                                   2.625%, 12/1/19                                           8,602,566
                                                                                        --------------
                                                                                        $   12,958,566
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.0%+
            1,700,000              Golar LNG, Ltd., 3.75%, 3/7/17                       $    1,783,130
                                                                                        --------------
                                   Total Energy                                         $   17,005,496
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.2%
                                   Diversified Metals & Mining -- 0.2%
           11,800,000              Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16        $   11,269,000
                                                                                        --------------
                                   Total Materials                                      $   11,269,000
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.2%
                                   Electrical Components & Equipment -- 0.2%
           13,776,000              General Cable Corp., 4.5%, 11/15/29 (Step)           $   10,926,090
            1,984,000              SolarCity Corp., 1.625%, 11/1/19 (144A)                   1,755,840
                                                                                        --------------
                                                                                        $   12,681,930
                                                                                        --------------
                                   Total Capital Goods                                  $   12,681,930
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.3%
                                   Homebuilding -- 0.3%
            7,875,000              KB Home, 1.375%, 2/1/19                              $    7,530,469
            6,735,000              Standard Pacific Corp., 1.25%, 8/1/32                     8,305,097
            6,805,000              The Ryland Group, Inc., 0.25%, 6/1/19                     6,626,369
                                                                                        --------------
                                                                                        $   22,461,935
                                                                                        --------------
                                   Total Consumer Durables & Apparel                    $   22,461,935
------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.1%
                                   Internet Retail -- 0.1%
            7,740,000              The Priceline Group, Inc., 0.9%, 9/15/21 (144A)      $    7,469,100
                                                                                        --------------
                                   Total Retailing                                      $    7,469,100
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                   Health Care Equipment -- 0.4%
            9,435,000              Hologic, Inc., 2.0%, 3/1/42 (Step)                   $   11,681,709
           14,319,000              NuVasive, Inc., 2.75%, 7/1/17                            17,880,851
                                                                                        --------------
                                                                                        $   29,562,560
------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.1%
            6,470,000              Molina Healthcare, Inc., 1.625%, 8/15/44             $    8,366,519
                                                                                        --------------
                                   Total Health Care Equipment & Services               $   37,929,079
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY
                                   & LIFE SCIENCES -- 0.1%
                                   Pharmaceuticals -- 0.1%
            6,350,000              The Medicines Co., 2.5%, 1/15/22 (144A)              $    6,872,859
                                                                                        --------------
                                   Total Pharmaceuticals, Biotechnology
                                   & Life Sciences                                      $    6,872,859
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.5%
                                   Internet Software & Services -- 0.1%
            7,605,000              WebMD Health Corp., 2.5%, 1/31/18                    $    7,728,581
------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.1%
            2,585,000              Cardtronics, Inc., 1.0%, 12/1/20                     $    2,557,534
            3,050,000              Euronet Worldwide, Inc., 1.5%, 10/1/44 (144A)             3,299,719
                                                                                        --------------
                                                                                        $    5,857,253
------------------------------------------------------------------------------------------------------
                                   Application Software -- 0.3%
           12,418,000              Mentor Graphics Corp., 4.0%, 4/1/31                  $   15,491,455
            9,565,000              Nuance Communications, Inc., 2.75%, 11/1/31               9,493,262
                                                                                        --------------
                                                                                        $   24,984,717
                                                                                        --------------
                                   Total Software & Services                            $   38,570,551
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                   Communications Equipment -- 0.1%
            7,290,000              Finisar Corp., 0.5%, 12/15/33                        $    7,472,250
------------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.2%
           13,410,000              Vishay Intertechnology, Inc., 2.25%,
                                   5/15/41 (144A)                                       $   11,524,219
                                                                                        --------------
                                   Total Technology Hardware & Equipment                $   18,996,469
------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $166,999,803)                                  $  173,256,419
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 2.3%
                                   ENERGY -- 0.0%+
                                   Oil & Gas Storage & Transportation -- 0.0%+
              151,570       7.62   NuStar Logistics LP, Floating Rate Note, 1/15/43     $    3,954,461
                                                                                        --------------
                                   Total Energy                                         $    3,954,461
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
                2,313              CEVA Group Plc, 12/31/14 (d)*                        $    1,677,251
                                                                                        --------------
                                   Total Transportation                                 $    1,677,251
------------------------------------------------------------------------------------------------------
                                   BANKS -- 0.8%
                                   Diversified Banks -- 0.6%
              494,898       7.88   Citigroup Capital XIII, Floating Rate
                                   Note, 10/30/40                                       $   13,124,695

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 21

------------------------------------------------------------------------------------------------------
                        Floating
Shares                  Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
              642,000       7.12   Citigroup, Inc., Floating Rate Note (Perpetual)      $   17,744,880
              463,286       6.00   US Bancorp, Floating Rate Note (Perpetual)               12,652,341
                                                                                        --------------
                                                                                        $   43,521,916
------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.2%
               87,500       6.25   CoBank ACB, Floating Rate Note
                                   (Perpetual) (144A)                                   $    8,993,364
              127,200       6.62   Fifth Third Bancorp, Floating Rate Note (Perpetual)       3,593,400
                                                                                        --------------
                                                                                        $   12,586,764
                                                                                        --------------
                                   Total Banks                                          $   56,108,680
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.6%
                                   Consumer Finance -- 0.3%
                7,978              Ally Financial, Inc., 7.0% (Perpetual) (144A)        $    8,188,669
              465,150       8.12   GMAC Capital Trust I, Floating Rate
                                   Note, 2/15/40                                            12,210,188
                                                                                        --------------
                                                                                        $   20,398,857
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.1%
              236,600       5.90   State Street Corp., Floating Rate Note, 12/31/73     $    6,456,814
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.2%
              324,400       7.12   Morgan Stanley, Floating Rate Note (Perpetual)       $    9,235,668
              180,020       6.38   Morgan Stanley, Floating Rate Note (Perpetual)            4,687,721
                                                                                        --------------
                                                                                        $   13,923,389
                                                                                        --------------
                                   Total Diversified Financials                         $   40,779,060
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.6%
                                   Property & Casualty Insurance -- 0.3%
              250,000       5.95   Aspen Insurance Holdings, Ltd., Floating
                                   Rate Note (Perpetual)                                $    6,420,000
              631,450       5.10   The Allstate Corp., Floating Rate Note, 1/15/53          16,398,756
                                                                                        --------------
                                                                                        $   22,818,756
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.3%
               57,000              Lorenzo Re, Ltd., (Perpetual) (d) (h)*               $    7,170,600
           11,730,000              Pangaea Re., 7/1/18 (d) (h)                              12,788,046
                                                                                        --------------
                                                                                        $   19,958,646
                                                                                        --------------
                                   Total Insurance                                      $   42,777,402
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.1%
                                   Diversified REIT -- 0.1%
                3,250              Firstar Realty LLC, 8.875% (Perpetual) (144A)        $    4,126,484
------------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.0%+
              100,000              Digital Realty Trust, Inc., 5.875% (Perpetual)       $    2,426,000
                                                                                        --------------
                                   Total Real Estate                                    $    6,552,484
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
                        Floating
Shares                  Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Integrated Telecommunication Services -- 0.2%
              572,600              Qwest Corp., 7.375%, 6/1/51                          $   15,047,928
                                                                                        --------------
                                   Total Telecommunication Services                     $   15,047,928
------------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $155,801,759)                                  $  166,897,266
------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED
                                   STOCKS -- 0.7%
                                   BANKS -- 0.6%
                                   Diversified Banks -- 0.6%
                5,330              Bank of America Corp., 7.25% (Perpetual)             $    6,166,810
               31,527              Wells Fargo & Co., 7.5% (Perpetual)                      38,557,521
                                                                                        --------------
                                                                                        $   44,724,331
                                                                                        --------------
                                   Total Banks                                          $   44,724,331
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Asset Management & Custody Banks -- 0.1%
              101,000              AMG Capital Trust II, 5.15%, 10/15/37                $    6,179,938
                                                                                        --------------
                                   Total Diversified Financials                         $    6,179,938
------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $46,596,052)                                   $   50,904,269
------------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 0.1%
                                   CAPITAL GOODS -- 0.0%+
                                   Construction & Engineering -- 0.0%+
              269,588              Newhall Land Development LLC*                        $      876,161
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
              185,819              Liberty Tire Recycling LLC (c)                       $        1,858
                                                                                        --------------
                                   Total Capital Goods                                  $      878,019
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
                1,069              CEVA Group Plc*                                      $      774,808
------------------------------------------------------------------------------------------------------
                                   Marine -- 0.0%+
            1,695,067              Horizon Lines, Inc.*                                 $    1,101,794
                                                                                        --------------
                                   Total Transportation                                 $    1,876,602
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.1%
                                   Education Services -- 0.1%
               90,687              Cengage Learning Holdings II LP                      $    2,057,461
                                                                                        --------------
                                   Total Consumer Services                              $    2,057,461
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 23

------------------------------------------------------------------------------------------------------
                        Floating
Shares                  Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
              136,114              LDK Solar Co., Ltd. (A.D.R.)*                        $       20,417
                                                                                        --------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                              $       20,417
------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $8,513,233)                                    $    4,832,499
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 4.5%
                                   CONSUMER SERVICES -- 0.3%
                                   Hotels, Resorts & Cruise Lines -- 0.3%
              939,633              Westgate Resorts 2012-2 LLC, 4.5%,
                                   1/21/25 (144A)                                       $      944,237
            1,787,769              Westgate Resorts 2012-A LLC, 2.25%,
                                   8/20/25 (144A)                                            1,782,942
              595,923              Westgate Resorts 2012-A LLC, 3.75%,
                                   8/20/25 (144A)                                              599,626
            7,864,427              Westgate Resorts 2014-1 LLC, 3.25%,
                                   12/20/26 (144A)                                           7,873,516
            7,033,240              Westgate Resorts 2015-1 LLC, 2.75%,
                                   5/20/27 (144A)                                            7,031,338
              821,866              Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                  822,441
                                                                                        --------------
                                                                                        $   19,054,100
                                                                                        --------------
                                   Total Consumer Services                              $   19,054,100
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.2%
                                   Food Retail -- 0.2%
           17,321,290              CKE Restaurant Holdings, Inc., 4.474%,
                                   3/20/43 (144A)                                       $   17,883,002
                                                                                        --------------
                                   Total Food & Staples Retailing                       $   17,883,002
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                   Health Care Distributors -- 0.1%
            3,700,000              OneMain Financial Issuance Trust 2015-1,
                                   3.19%, 3/18/26 (144A)                                $    3,704,614
                                                                                        --------------
                                   Total Health Care Equipment & Services               $    3,704,614
------------------------------------------------------------------------------------------------------
                                   BANKS -- 3.1%
                                   Thrifts & Mortgage Finance -- 3.1%
            3,512,757       0.32   Accredited Mortgage Loan Trust 2006-2,
                                   Floating Rate Note, 9/25/36                          $    3,462,574
            3,390,000              American Home Mortgage Investment Trust
                                   2004-4, 5.07203%, 2/25/45 (Step)                          2,828,413

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            2,200,000              American Homes 4 Rent 2014-SFR2 Trust,
                                   5.149%, 10/17/36 (144A)                              $    2,376,470
            5,000,000              American Homes 4 Rent 2014-SFR3 Trust,
                                   4.596%, 12/18/36 (144A)                                   5,284,434
            6,100,000              American Homes 4 Rent 2014-SFR3 Trust,
                                   5.04%, 12/18/36 (144A)                                    6,528,335
            2,050,000              American Homes 4 Rent 2015-SFR1, 4.11%,
                                   4/17/45 (144A)                                            2,084,189
           10,363,000              Applebee's Funding LLC/ IHOP Funding LLC,
                                   4.277%, 9/5/44 (144A)                                    10,726,182
            2,100,000       3.72   Bayview Opportunity Master Fund IIA Trust
                                   2012-4NPL Series III, Floating Rate Note,
                                   2/28/35 (144A)                                            2,101,226
            3,218,992       3.72   Bayview Opportunity Master Fund IIa Trust
                                   2014-20NPL, Floating Rate Note,
                                   8/28/44 (144A)                                            3,221,075
            2,035,427              Bayview Opportunity Master Fund Trust IIIa
                                   2014-12RPL, 3.6225%, 7/28/19 (Step) (144A)                2,028,702
            1,164,420              Beacon Container Finance LLC, 3.72%,
                                   9/20/27 (144A)                                            1,190,773
            4,182,054       1.07   Bear Stearns ALT-A Trust 2004-10, Floating
                                   Rate Note, 9/25/34                                        3,479,657
            8,350,000       0.92   Bear Stearns ALT-A Trust 2005-1, Floating
                                   Rate Note, 1/25/35                                        7,076,834
            2,457,568              BXG Receivables Note Trust 2015-A, 3.47%,
                                   5/2/30 (144A)                                             2,456,885
           11,000,000              Capital Automotive Real Estate Investment
                                   Trust, 3.66%, 10/17/44 (144A)                            11,127,553
            2,797,000              Carnow Auto Receivables Trust 2013-1,
                                   2.98%, 11/15/17 (144A)                                    2,798,386
              108,438       0.57   Carrington Mortgage Loan Trust Series
                                   2005-NC4, Floating Rate Note, 9/25/35                       107,571
              814,732       0.28   Carrington Mortgage Loan Trust Series
                                   2006-FRE1, Floating Rate Note, 7/25/35                      798,743
            3,746,258              Citicorp Residential Mortgage Trust Series
                                   2006-2, 5.775%, 9/25/36 (Step)                            3,917,709
            4,006,175              Citicorp Residential Mortgage Trust Series
                                   2007-2, 5.58596%, 6/25/37 (Step)                          4,120,956
            3,531,227       4.00   Citigroup Mortgage Loan Trust 2014-A, Floating
                                   Rate Note, 1/1/35 (144A)                                  3,671,360
              185,306       6.24   Conseco Financial Corp., Floating Rate
                                   Note, 12/1/28                                               190,974
            2,863,389              Consumer Credit Origination Loan Trust
                                   2015-1, 2.82%, 3/15/21 (144A)                             2,863,350
              633,823       0.42   Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 10/25/34                                628,075
            2,355,817       0.35   Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 10/25/34                              2,307,254


The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 25

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            1,254,315       4.96   Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 12/25/35                         $    1,297,869
               69,358       0.36   Countrywide Asset-Backed Certificates,
                                   Floating Rate Note, 5/25/35                                  67,736
            2,500,000              Credit Acceptance Auto Loan Trust 2012-2,
                                   2.21%, 9/15/20 (144A)                                     2,514,782
            1,378,008       0.26   Credit-Based Asset Servicing and Securitization
                                   LLC, Floating Rate Note, 4/25/37                          1,172,626
              355,511       4.46   CWABS Asset-Backed Certificates Trust 2005-4,
                                   Floating Rate Note, 9/27/32                                 355,074
           12,000,000              DB Master Finance LLC 2015-1, 3.98%,
                                   2/21/45 (144A)                                           12,255,120
            3,042,754       3.10   Drug Royalty II LP 2, Floating Rate Note,
                                   7/15/23 (144A)                                            3,089,892
            5,071,489       1.07   Ellington Loan Acquisition Trust 2007-1, Floating
                                   Rate Note, 5/26/37 (144A)                                 4,988,566
               59,358              Equity One Mortgage Pass-Through Trust 2004-1,
                                   4.205%, 4/25/34 (Step)                                       59,574
            3,000,000              Exeter Automobile Receivables Trust 2012-2,
                                   3.06%, 7/16/18 (144A)                                     3,005,157
              136,896       0.85   First Franklin Mortgage Loan Trust 2005-FF5,
                                   Floating Rate Note, 2/25/35                                 136,635
            5,029,073              GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    5,007,699
            6,059,513              GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                6,059,623
            1,991,869              Gold Key Resorts 2014-A LLC, 5.87%,
                                   5/17/31 (144A)                                            2,004,113
              437,628       0.47   GSAMP Trust 2006-SEA1, Floating Rate Note,
                                   5/25/36 (144A)                                              432,402
              976,000              HLSS Servicer Advance Receivables Trust,
                                   3.96%, 10/15/45 (144A)                                      988,883
           13,662,000              HOA Funding LLC, 4.846%, 8/22/44 (144A)                  13,696,155
            1,680,775       0.34   Home Equity Asset Trust 2006-4, Floating Rate
                                   Note, 8/25/36                                             1,648,731
                7,617       0.43   Home Equity Loan Trust 2003-HS4, Floating
                                   Rate Note, 1/25/29                                            6,989
              217,310       1.38   HSBC Home Equity Loan Trust USA 2007-3,
                                   Floating Rate Note, 11/20/36                                216,369
            6,244,391              Icon Brand Holdings LLC, 4.229%,
                                   1/26/43 (144A)                                            6,255,749
              326,601       1.22   Irwin Whole Loan Home Equity Trust 2005-C,
                                   Floating Rate Note, 3/25/25                                 326,388
              534,199       0.32   JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                                   Floating Rate Note, 5/25/36                                 530,191
            3,139,702              Leaf Receivables Funding 8 LLC, 2.67%,
                                   9/15/20 (144A)                                            3,157,222
            2,141,566              Leaf Receivables Funding 8 LLC, 5.5%,
                                   9/15/20 (144A)                                            2,168,543

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            3,010,000              LEAF Receivables Funding 9 LLC, 5.11%,
                                   9/15/21 (144A)                                       $    3,087,056
              724,909              Lehman ABS Manufactured Housing Contract
                                   Trust 2001-B, 5.873%, 5/15/41                               778,957
            2,010,825       2.42   Madison Avenue Manufactured Housing Contract
                                   Trust 2002-A, Floating Rate Note, 3/25/32                 2,010,776
            1,786,673       1.67   MortgageIT Trust 2005-1, Floating Rate Note,
                                   2/25/35                                                   1,593,961
            3,606,257              Nations Equipment Finance Funding II LLC,
                                   3.276%, 1/22/19 (144A)                                    3,634,562
            1,285,735       0.32   Nationstar Home Equity Loan Trust 2007-A,
                                   Floating Rate Note, 3/25/37                               1,253,928
              500,000              NextGear Floorplan Master Owner Trust, 2.61%,
                                   10/15/19 (144A)                                             501,884
            3,797,560              Oak Hill Advisors Residential Loan Trust
                                   2014-NPL1, 2.8828%, 5/25/54 (Step) (144A)                 3,804,817
            1,771,988       5.91   Origen Manufactured Housing Contract Trust
                                   2004-A, Floating Rate Note, 1/15/35                       1,865,256
            1,548,023       5.46   Origen Manufactured Housing Contract Trust
                                   2004-B, Floating Rate Note, 11/15/35                      1,580,413
              592,882       5.73   Origen Manufactured Housing Contract Trust
                                   2004-B, Floating Rate Note, 11/15/35                        618,079
            1,152,353       5.46   Origen Manufactured Housing Contract Trust
                                   2005-A, Floating Rate Note, 6/15/36                       1,199,686
            5,400,000              Oxford Finance Funding Trust 2014-1,
                                   3.475%, 12/15/22 (144A)                                   5,420,898
            1,098,516              RAMP Series 2004-RS1 Trust, 5.165%,
                                   1/25/34 (Step)                                              996,949
            3,300,000       2.22   Silver Bay Realty 2014-1 Trust, Floating Rate
                                   Note, 9/18/31 (144A)                                      3,307,095
            8,617,692              Springleaf Funding Trust 2013-A, 2.58%,
                                   9/15/21 (144A)                                            8,656,006
            5,000,000              Springleaf Funding Trust 2014-A, 2.41%,
                                   12/15/22 (144A)                                           5,002,050
            1,065,232              STORE Master Funding LLC, 4.16%,
                                   3/20/43 (144A)                                            1,097,750
              164,313              STORE Master Funding LLC, 4.21%,
                                   4/20/44 (144A)                                              171,056
            1,773,163       0.37   Structured Asset Investment Loan Trust
                                   2006-1, Floating Rate Note, 1/25/36                       1,722,587
              641,136       0.30   Structured Asset Securities Corp., Mortgage
                                   Loan Trust 2007-BC2, Floating Rate
                                   Note, 3/25/37                                               637,842
            2,922,077       1.87   Truman Capital Mortgage Loan Trust, Floating
                                   Rate Note, 1/25/34                                        2,848,251
              131,479       7.00   UCFC Manufactured Housing Contract, Floating
                                   Rate Note, 4/15/29                                          132,273

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 27

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------

                                   Thrifts & Mortgage Finance -- (continued)
              989,581              US Residential Opportunity Fund Trust,
                                   3.7213%, 1/29/35 (144A)                              $      992,882
            4,382,894              VOLT XIX LLC, 3.875%, 4/26/55 (Step)                      4,399,400
            3,500,000              VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)              3,500,141
              345,299       0.58   Wells Fargo Home Equity Asset-Backed
                                   Securities 2005-2 Trust, Floating Rate
                                   Note, 11/25/35                                              344,926
                                                                                        --------------
                                                                                        $  219,979,249
                                                                                        --------------
                                   Total Banks                                          $  219,979,249
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.8%
                                   Other Diversified Financial Services -- 0.3%
              800,000              Ascentium Equipment Receivables 2014-1
                                   LLC, 3.1%, 6/10/21 (144A)                            $      814,592
            2,162,463              Mid-State Capital Trust 2010-1, 5.25%,
                                   12/15/45 (144A)                                           2,239,258
            2,198,504              Mid-State Capital Trust 2010-1, 7.0%,
                                   12/15/45 (144A)                                           2,364,658
              940,865              Sierra Timeshare 2012-3 Receivables Funding
                                   LLC, 1.87%, 8/20/29 (144A)                                  943,069
           11,000,000              Spirit Master Funding LLC, 4.6291%,
                                   1/20/45 (144A)                                           11,323,180
            1,249,329              Spirit Master Funding LLC, 5.74%,
                                   3/20/42 (144A)                                            1,384,407
              900,000              Spirit Master Funding VII LLC, 3.8868%,
                                   12/20/43                                                    926,071
              600,000              Tidewater Auto Receivables Trust 2012-A,
                                   2.83%, 10/15/19                                             604,135
                                                                                        --------------
                                                                                        $   20,599,370
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
           13,747,805              Domino's Pizza Master Issuer LLC, 5.216%,
                                   1/27/42 (144A)                                       $   14,294,748
               85,302              Hercules Capital Funding Trust 2012-1, 3.32%,
                                   12/16/17 (144A)                                              85,302
            2,022,043              JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)             2,144,947
                                                                                        --------------
                                                                                        $   16,524,997
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.3%
            1,572,622              American Credit Acceptance Receivables
                                   Trust 2012-2, 4.05%, 2/15/18 (144A)                  $    1,573,232
            1,600,000              AmeriCredit Automobile Receivables Trust
                                   2011-3, 4.04%, 7/10/17                                    1,628,101
            3,350,000              AmeriCredit Automobile Receivables Trust
                                   2013-1, 1.57%, 1/8/19                                     3,349,072
            3,026,000              California Republic Auto Receivables Trust
                                   2012-1, 3.0%, 1/15/20 (144A)                              3,076,111
            3,165,000              Capital Auto Receivables Asset Trust 2013-1,
                                   2.19%, 9/20/21                                            3,171,893

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- (continued)
              500,000              First Investors Auto Owner Trust 2013-1,
                                   2.02%, 1/15/19 (144A)                                $      499,508
            1,600,000              First Investors Auto Owner Trust 2013-1,
                                   2.53%, 1/15/20 (144A)                                     1,601,624
              414,402              First Investors Auto Owner Trust 2013-2,
                                   1.23%, 3/15/19 (144A)                                       415,050
            3,700,000              Santander Drive Auto Receivables Trust
                                   2012-5, 2.7%, 8/15/18                                     3,753,506
                                                                                        --------------
                                                                                        $   19,068,097
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.0%+
            1,700,000       1.32   Chesapeake Funding LLC, Floating Rate Note,
                                   5/7/24 (144A)                                        $    1,706,275
                                                                                        --------------
                                   Total Diversified Financials                         $   57,898,739
------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $313,408,558)                                  $  318,519,704
------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 9.2%
                                   MATERIALS -- 0.1%
                                   Forest Products -- 0.1%
            6,646,000              TimberStar Trust I, 7.5296%, 10/15/36 (144A)         $    6,848,769
                                                                                        --------------
                                   Total Materials                                      $    6,848,769
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.0%+
                                   Hotels, Resorts & Cruise Lines -- 0.0%+
            4,183,206              Westgate Resorts 2014-1 LLC, 2.15%,
                                   12/20/26 (144A)                                      $    4,158,490
                                                                                        --------------
                                   Total Consumer Services                              $    4,158,490
------------------------------------------------------------------------------------------------------
                                   BANKS -- 7.4%
                                   Thrifts & Mortgage Finance -- 7.4%
           15,345,939       3.50   Agate Bay Mortgage Trust 2015-1, Floating
                                   Rate Note, 1/25/45 (144A)                            $   15,609,705
            3,062,249              Alternative Loan Trust 2003-16T1, 5.25%,
                                   9/25/33                                                   3,227,118
            5,327,938              Alternative Loan Trust 2003-21T1, 5.75%,
                                   12/25/33                                                  5,573,838
              769,646              Alternative Loan Trust 2003-J1, 4.75%,
                                   10/25/33                                                    785,028
              287,366              Alternative Loan Trust 2004-4CB, 4.25%,
                                   4/25/34                                                     290,814
            6,900,000       1.13   Alternative Loan Trust 2005-J4, Floating Rate
                                   Note, 7/25/35                                             6,198,580
            2,435,000       1.60   American Homes 4 Rent 2014-SFR1, Floating
                                   Rate Note, 6/17/31                                        2,412,695
            3,027,595              Banc of America Alternative Loan Trust 2003-2,
                                   5.75%, 4/25/33                                            3,137,069

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 29

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            1,729,168              Banc of America Alternative Loan Trust 2004-10,
                                   6.0%, 11/25/34                                       $    1,761,533
            1,592,369              Banc of America Alternative Loan Trust 2004-12,
                                   5.5%, 1/25/20                                             1,612,197
              228,253              Banc of America Alternative Loan Trust 2004-3,
                                   5.0%, 4/25/19                                               233,626
            1,086,904              Banc of America Alternative Loan Trust 2004-3,
                                   6.0%, 4/25/34                                             1,092,914
            1,702,190              Banc of America Alternative Loan Trust 2004-4,
                                   5.25%, 5/25/19                                            1,701,389
            1,400,000       5.57   Banc of America Commercial Mortgage Trust
                                   2007-3, Floating Rate Note, 6/10/49                       1,440,425
              389,290       0.30   Banc of America Funding 2010-R4 Trust REMICS,
                                   Floating Rate Note, 8/26/36 (144A)                          388,378
            2,661,471       2.72   Banc of America Mortgage 2003-H Trust, Floating
                                   Rate Note, 9/25/33                                        2,628,592
            3,023,164              Banc of America Mortgage Trust 2004-11,
                                   5.75%, 1/25/35                                            3,071,979
              349,280              Banc of America Mortgage Trust 2004-7,
                                   4.5%, 8/25/19                                               345,447
            1,653,388       1.17   Bayview Commercial Asset Trust 2004-3, Floating
                                   Rate Note, 1/25/35 (144A)                                 1,521,517
           20,505,941              Bayview Commercial Asset Trust 2007-2,
                                   7/27/37 (Step) (144A) (d)(e)                                      -
           35,743,391              Bayview Commercial Asset Trust 2007-4,
                                   3.494017%, 9/25/37 (Step) (144A) (e)                      1,511,945
            1,219,565       2.68   Bear Stearns ALT-A Trust 2003-3, Floating Rate
                                   Note, 10/25/33                                            1,218,639
            7,373,000       0.92   Bear Stearns ALT-A Trust 2005-2, Floating Rate
                                   Note, 3/25/35                                             6,289,051
              903,864       2.34   Bear Stearns ARM Trust 2003-5, Floating Rate
                                   Note, 8/25/33                                               901,441
            2,043,770       2.58   Bear Stearns ARM Trust 2003-6, Floating Rate
                                   Note, 8/25/33                                             2,036,227
              941,199       3.14   Bear Stearns ARM Trust 2004-12, Floating Rate
                                   Note, 2/25/35                                               929,903
               15,021       2.91   CHL Mortgage Pass-Through Trust 2003-42,
                                   Floating Rate Note, 9/25/33                                  14,125
            4,179,780       3.50   Citigroup Mortgage Loan Trust 2014-J1, Floating
                                   Rate Note, 6/25/44                                        4,312,789
            4,249,504              Citigroup Mortgage Loan Trust, Inc., 5.5%,
                                   9/25/34                                                   4,568,633
               71,136              Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                   9/25/34                                                      78,198
            4,500,000       4.65   City Center Trust 2011-CCHP, Floating Rate
                                   Note, 7/17/28 (144A)                                      4,520,016

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            3,500,000              COMM 2006-C8 Mortgage Trust, 5.377%,
                                   12/10/46                                             $    3,566,784
            1,900,000              COMM 2012-CCRE2 Mortgage Trust REMICS,
                                   3.791%, 8/17/45                                           2,039,863
            3,650,000              COMM 2012-CCRE2 Mortgage Trust, 3.147%,
                                   8/15/45                                                   3,825,386
            1,275,000              COMM 2012-CCRE2 Mortgage Trust, 4.393%,
                                   8/17/45                                                   1,397,399
            4,047,000              COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                                   10/17/45                                                  4,100,230
            2,365,416              COMM 2012-CCRE4 Mortgage Trust, 3.251%,
                                   10/17/45                                                  2,451,330
            1,550,000       4.93   COMM 2012-LC4 Mortgage Trust, Floating Rate
                                   Note, 12/12/44                                            1,742,853
            8,000,000              COMM 2013-LC6 Mortgage Trust, 2.941%,
                                   1/12/46                                                   8,226,584
            5,070,000       2.12   COMM 2014-FL4 Mortgage Trust, Floating Rate
                                   Note, 7/15/31 (144A)                                      5,064,163
            3,875,000              Commercial Mortgage Pass Through Certificates,
                                   2.822%, 10/17/45                                          3,972,526
              460,678              Credit Suisse First Boston Mortgage Securities
                                   Corp., 5.0%, 8/25/20                                       459,970
            2,012,524       2.58   Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 11/25/33                       1,998,456
            5,244,240       2.74   Credit Suisse First Boston Mortgage Securities
                                   Corp., Floating Rate Note, 6/25/34                        5,080,887
            2,950,000       5.56   DBUBS 2011-LC1 Mortgage Trust, Floating Rate
                                   Note, 11/13/46 (144A)                                     3,347,613
            6,767,000       5.42   DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                                   Note, 8/12/44 (144A)                                      7,791,125
            5,200,000       3.62   EQTY 2014-INNS Mortgage Trust, Floating Rate
                                   Note, 5/8/31 (144A)                                       5,187,203
            6,344,212       3.51   EverBank Mortgage Loan Trust REMICS, Floating
                                   Rate Note, 4/25/43 (144A)                                 6,370,274
            8,598,336       2.50   EverBank Mortgage Loan Trust, Floating Rate
                                   Note, 4/25/43 (144A)                                      8,295,047
            4,306,965              Global Mortgage Securitization, Ltd., 5.25%,
                                   4/25/32 (144A)                                            4,160,274
            1,873,705              Global Mortgage Securitization, Ltd., 5.25%,
                                   4/25/32 (144A)                                            1,786,681
            7,244,342       0.44   Global Mortgage Securitization, Ltd., Floating
                                   Rate Note, 4/25/32 (144A)                                 6,953,612
            4,697,554              GS Mortgage Securities Corp. II Series 2005-GG4
                                   REMICS, 4.782%, 7/10/39                                   4,699,095
            4,500,000              GS Mortgage Securities Corp. II, 3.682%,
                                   2/10/46 (144A)                                            4,662,000
            4,775,000       1.92   GS Mortgage Securities Trust 2014-GSFL, Floating
                                   Rate Note, 7/15/31 (144A)                                 4,784,501

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 31

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            3,743,588       2.62   GSR Mortgage Loan Trust 2005-AR1, Floating
                                   Rate Note, 1/25/35                                   $    3,764,193
              211,211       2.70   HarborView Mortgage Loan Trust 2004-1,
                                   Floating Rate Note, 4/19/34                                 209,785
            3,139,382       0.81   Impac CMB Trust Series 2004-4, Floating
                                   Rate Note, 9/25/34                                        2,996,685
            2,727,245       0.97   Impac CMB Trust Series 2004-6, Floating
                                   Rate Note, 10/25/34                                       2,594,332
               50,019       0.97   Impac Secured Assets CMN Owner Trust,
                                   Floating Rate Note, 11/25/34                                 49,612
            2,403,014       2.75   IndyMac INDX Mortgage Loan Trust 2005-AR3,
                                   Floating Rate Note, 4/25/35                               2,217,655
            6,944,736       3.17   Irvine Core Office Trust 2013-IRV, Floating
                                   Rate Note, 5/15/48 (144A)                                 7,198,302
            1,124,821       0.81   JP Morgan Alternative Loan Trust, Floating
                                   Rate Note, 1/25/36                                        1,020,752
            4,000,000              JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-CIBC16, 5.623%, 5/12/45             4,082,448
            3,187,692       0.53   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-FL2, Floating Rate
                                   Note, 11/15/18 (144A)                                     3,075,961
            1,300,000       5.51   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2010-C2, Floating Rate
                                   Note, 11/15/43 (144A)                                     1,463,037
            5,200,000              JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2011-C5, 4.1712%, 8/17/46                5,760,040
            4,000,000       3.98   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2012-C8, Floating Rate
                                   Note, 10/17/45 (144A)                                     4,246,804
            4,088,685       3.50   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-A5, Floating Rate
                                   Note, 7/25/20                                             4,191,189
           10,620,000              JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-C16, 3.07%, 12/17/46               11,125,246
            4,570,000       3.52   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-FL3, Floating Rate
                                   Note, 4/17/28 (144A)                                      4,578,989
            4,800,000       1.52   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2014-FL5, Floating Rate
                                   Note, 7/15/31 (144A)                                      4,786,181
            6,750,000       1.87   JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2014-INN, Floating Rate
                                   Note, 6/15/29 (144A)                                      6,716,992
            2,708,500              JP Morgan Mortgage Trust 2004-S1,
                                   6.0%, 9/25/34                                             2,849,832
           19,976,820       2.50   JP Morgan Mortgage Trust 2013-1, Floating
                                   Rate Note, 3/25/43 (144A)                                20,042,364
            6,861,305       3.50   JP Morgan Mortgage Trust 2013-2, Floating
                                   Rate Note, 5/25/43 (144A)                                 7,032,845

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            3,846,977       3.71   JP Morgan Mortgage Trust 2013-2, Floating
                                   Rate Note, 5/25/43 (144A)                            $    3,924,720
            3,295,599       3.50   JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                        3,393,521
            2,223,695       3.96   JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                        2,333,143
            2,052,442       3.00   JP Morgan Mortgage Trust 2014-5, Floating
                                   Rate Note, 10/1/29 (144A)                                 2,116,901
            7,191,204       3.21   JP Morgan Mortgage Trust 2014-IVR3, Floating
                                   Rate Note, 9/26/44 (144A)                                 7,272,682
            1,388,435       2.50   La Hipotecaria Panamanian Mortgage Trust
                                   2010-1, Floating Rate Note, 9/8/39 (144A)                 1,440,501
            1,951,543       0.37   Lehman Brothers Small Balance Commercial
                                   Mortgage Trust 2006-2, Floating Rate Note,
                                   9/25/36 (144A)                                            1,830,801
            1,070,015       1.12   Lehman Brothers Small Balance Commercial
                                   Mortgage Trust 2007-3 Class 1A4, Floating
                                   Rate Note, 10/25/37 (144A)                                1,063,744
            4,720,895       0.42   Lehman Brothers Small Balance Commercial,
                                   Floating Rate Note, 2/25/30 (144A)                        4,460,915
            1,492,214       0.39   Lehman Brothers Small Balance Commercial,
                                   Floating Rate Note, 4/25/31 (144A)                        1,388,911
            1,958,186       0.42   Lehman Brothers Small Balance Commercial,
                                   Floating Rate Note, 9/25/30 (144A)                        1,840,673
              447,788       5.42   LSTAR Commercial Mortgage Trust, Floating
                                   Rate Note, 6/25/43 (144A)                                   447,205
            5,505,196       2.17   LSTAR Securities Investment Trust 2015-2,
                                   Floating Rate Note, 1/2/20 (144A)                         5,440,252
              835,002       2.04   MASTR Adjustable Rate Mortgages Trust
                                   2003-3, Floating Rate Note, 9/25/33                         838,415
            1,022,539       6.01   MASTR Alternative Loan Trust 2004-13,
                                   Floating Rate Note, 1/25/35                               1,086,282
            6,410,570              MASTR Alternative Loan Trust 2004-6,
                                   6.0%, 7/25/34                                             6,524,941
            1,079,373       2.35   Merrill Lynch Mortgage Investors Trust Series
                                   2005-2, Floating Rate Note, 10/25/35                      1,089,082
            1,109,446       1.07   Merrill Lynch Mortgage Investors Trust Series
                                   MLCC 2003-E, Floating Rate Note, 10/25/28                   943,110
            1,192,269       0.95   Merrill Lynch Mortgage Investors Trust Series
                                   MLCC 2004-D REMICS, Floating Rate
                                   Note, 9/25/29                                             1,028,877
            5,025,000              Morgan Stanley Bank of America Merrill Lynch
                                   Trust 2014-C15 REMICS, 2.979%, 4/17/47                    5,224,477
            3,997,000       0.67   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                   Floating Rate Note, 9/25/35                               3,566,663
            3,935,000       0.63   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                   Floating Rate Note, 11/25/35                              3,266,971

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 33

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            2,680,546       1.06   MortgageIT Trust 2005-1, Floating Rate Note,
                                   2/25/35                                              $    2,517,753
           11,480,697       3.75   New Residential Mortgage Loan Trust 2014-1,
                                   Floating Rate Note, 1/25/54 (144A)                       11,859,227
            6,664,282       3.75   New Residential Mortgage Loan Trust 2014-3,
                                   Floating Rate Note, 11/25/54 (144A)                       6,869,122
           10,284,126       3.25   NRP Mortgage Trust 2013-1, Floating Rate
                                   Note, 7/25/43 (144A)                                     10,320,768
            4,720,619       3.25   NRP Mortgage Trust 2013-1, Floating Rate
                                   Note, 7/25/43 (144A)                                      4,812,425
            6,674,000       0.65   Opteum Mortgage Acceptance Corp., Asset
                                   Backed Pass-Through Certificates Series 20,
                                   Floating Rate Note, 7/25/35                               5,671,906
            3,558,336              ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                   3,558,336
              742,879              PHH Mortgage Capital LLC, 7.0%, 12/25/27
                                   (Step) (144A)                                               746,972
            4,000,000       2.32   RAIT 2014-FL2 Trust, Floating Rate Note,
                                   5/15/31 (144A)                                            3,954,420
              614,590              RALI Series 2002-QS14 Trust, 5.5%, 9/25/32                  631,093
               92,069              RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                    92,273
              636,621              RALI Series 2003-QS11 Trust, 5.25%, 6/25/33                 635,673
            3,224,761       0.72   RALI Series 2003-QS13 Trust, Floating Rate
                                   Note, 7/25/33                                             2,981,550
              444,553              RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                  451,913
              421,198              RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                   427,002
            1,560,801       0.67   RALI Series 2004-QS4 Trust, Floating Rate
                                   Note, 3/25/34                                             1,491,282
              616,623       0.77   RALI Series 2004-QS5 Trust, Floating Rate
                                   Note, 4/25/34                                               609,586
            1,165,378              RCMC LLC, 5.62346%, 12/17/18 (144A)                       1,195,176
              568,708              Residential Asset Securitization Trust 2004-A10,
                                   5.5%, 2/25/35                                               576,534
            4,950,000       2.32   Resource Capital Corp., CRE Notes 2013, Ltd.,
                                   Floating Rate Note, 6/15/16 (144A)                        4,954,564
            1,958,202              RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                2,020,623
            6,464,422       0.80   Sequoia Mortgage Trust 2003-5, Floating
                                   Rate Note, 9/20/33                                        6,100,352
              987,693       0.88   Sequoia Mortgage Trust 2004-8, Floating
                                   Rate Note, 9/20/34                                          941,999
            2,482,787       0.86   Sequoia Mortgage Trust 2004-9, Floating
                                   Rate Note, 10/20/34                                       2,366,076
            2,058,256       0.40   Sequoia Mortgage Trust 2005-2, Floating
                                   Rate Note, 3/20/35                                        1,832,104
           10,363,063       2.50   Sequoia Mortgage Trust 2012-6, Floating
                                   Rate Note, 12/26/42                                      10,213,856
            4,886,996       3.54   Sequoia Mortgage Trust 2013-3, Floating
                                   Rate Note, 3/25/43                                        4,828,538

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
            8,512,414       2.50   Sequoia Mortgage Trust 2013-4, Floating
                                   Rate Note, 4/27/43                                   $    8,302,600
            5,137,241       3.53   Sequoia Mortgage Trust 2013-5, Floating
                                   Rate Note, 5/25/43 (144A)                                 5,047,467
            6,527,008       3.00   Sequoia Mortgage Trust 2013-7, Floating
                                   Rate Note, 6/25/43                                        6,460,719
            3,130,082       2.25   Sequoia Mortgage Trust 2013-8, Floating
                                   Rate Note, 6/25/43                                        3,071,026
            3,674,293       3.00   Sequoia Mortgage Trust 2013-8, Floating
                                   Rate Note, 6/25/43                                        3,639,274
            4,034,336              Sequoia Mortgage Trust 2013-9, 3.5%,
                                   7/25/43 (144A)                                            3,876,271
            4,668,908              Sequoia Mortgage Trust 2013-9, 3.5%,
                                   7/25/43 (144A)                                            4,357,921
            2,216,042       3.00   Sequoia Mortgage Trust, Floating Rate Note,
                                   9/25/42                                                   2,194,090
            1,100,000       5.30   Springleaf Mortgage Loan Trust 2012-3, Floating
                                   Rate Note, 12/26/59 (144A)                                1,133,041
              851,172       2.86   Structured Adjustable Rate Mortgage Loan
                                   Trust Class 1A1, Floating Rate Note, 3/25/34                848,571
            2,579,426       2.39   Structured Adjustable Rate Mortgage Loan
                                   Trust, Floating Rate Note, 1/25/35                        2,559,159
               26,792       2.51   Structured Adjustable Rate Mortgage Loan
                                   Trust, Floating Rate Note, 2/25/34                           26,878
            2,975,174       2.52   Structured Asset Securities Corp., Mortgage
                                   Certificates Series 2003-31A, Floating Rate
                                   Note, 10/25/33                                            2,950,013
            1,477,377       2.44   Structured Asset Securities Corp. Mortgage
                                   Pass-Through Certificates Series 2003-24A,
                                   Floating Rate Note, 7/25/33                               1,463,321
              750,000              TimberStar Trust I REMICS, 5.668%,
                                   10/15/36 (144A)                                             793,754
            4,200,000              UBS Commercial Mortgage Trust 2012-C1,
                                   3.4%, 5/12/45                                             4,449,098
            5,623,477       2.17   Velocity Commercial Capital Loan Trust 2014-1,
                                   Floating Rate Note, 9/25/44 (144A)                        5,626,289
            3,084,902              Vericrest Opportunity Loan Transferee 2014-NPL4
                                   LLC, 3.125%, 4/27/54 (Step) (144A)                        3,074,484
            2,337,100              VOLT XXIV LLC, 3.25%, 11/25/53 (Step)                     2,337,467
            4,800,000       5.58   Wells Fargo Commercial Mortgage Trust 2010-C1,
                                   Floating Rate Note, 11/18/43 (144A)                       5,397,446
            1,775,000       4.69   Wells Fargo Commercial Mortgage Trust 2012-LC5,
                                   Floating Rate Note, 10/17/45                              1,912,728
            3,525,000              Wells Fargo Commercial Mortgage Trust
                                   2014-LC16 REMICS, 2.819%, 8/17/50                         3,654,530
            7,000,000              Wells Fargo Commercial Mortgage Trust
                                   2014-LC16 REMICS, 3.477%, 8/17/50                         7,411,600

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 35

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
              457,416       2.55   Wells Fargo Mortgage Backed Securities 2003-L
                                   Trust, Floating Rate Note, 11/25/33                  $      448,626
            4,950,371       5.08   Wells Fargo Mortgage Backed Securities
                                   2005-AR7 Trust, Floating Rate Note, 5/25/35               4,472,215
            1,200,000       5.39   WF-RBS Commercial Mortgage Trust 2011-C2,
                                   Floating Rate Note, 2/15/44 (144A)                        1,333,889
            2,885,000              WFRBS Commercial Mortgage Trust 2011-C3,
                                   3.998%, 3/15/44 (144A)                                    3,073,592
            2,000,000       5.25   WFRBS Commercial Mortgage Trust 2011-C4,
                                   Floating Rate Note, 6/17/44 (144A)                        2,179,724
            3,450,000              WFRBS Commercial Mortgage Trust 2014-LC14,
                                   2.862%, 3/15/47                                           3,593,368
                                                                                        --------------
                                                                                        $  530,253,982
                                                                                        --------------
                                   Total Banks                                          $  530,253,982
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.2%
                                   Other Diversified Financial Services -- 0.2%
            3,200,000       1.72   CSMC Series 2014-ICE REMICS, Floating Rate
                                   Note, 4/15/27 (144A)                                 $    3,187,194
            2,842,000       2.12   Del Coronado Trust 2013-DEL, Floating Rate
                                   Note, 3/16/26 (144A)                                      2,838,035
            4,736,417       0.34   GE Business Loan Trust 2007-1, Floating Rate
                                   Note, 4/16/35 (144A)                                      4,484,226
            2,686,201              Nomura Asset Acceptance Corp., Alternative
                                   Loan Trust Series 2003-A3, 5.5%,
                                   8/25/33 (Step)                                            2,800,469
                                                                                        --------------
                                                                                        $   13,309,924
                                                                                        --------------
                                   Total Diversified Financials                         $   13,309,924
------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 1.5%
            5,065,000       4.16   Federal Home Loan Mortgage Corp., Floating
                                   Rate Note, 9/26/44 (144A)                            $    5,256,265
            1,804,151              Federal National Mortgage Association
                                   REMICS, 3.5%, 1/25/29 (e)                                    93,377
            3,283,191              Federal National Mortgage Association
                                   REMICS, 4.5%, 6/25/29                                     3,550,190
              453,163              Federal National Mortgage Association
                                   REMICS, 5.0%, 9/25/39                                       469,022
            3,150,000       3.63   FREMF Mortgage Trust 20-, Floating Rate
                                   Note, 11/25/47 (144A)                                     3,135,500
            3,900,000       5.44   FREMF Mortgage Trust 2010-K7, Floating
                                   Rate Note, 5/25/29 (144A)                                 4,415,529
            1,980,000       5.24   FREMF Mortgage Trust 2010-K8, Floating
                                   Rate Note, 9/25/43 (144A)                                 2,228,357
            4,160,000       5.19   FREMF Mortgage Trust 2010-K9 REMICS,
                                   Floating Rate Note, 9/25/45 (144A)                        4,680,728
            5,600,000       4.62   FREMF Mortgage Trust 2011-K10 , Floating
                                   Rate Note, 11/25/49 (144A)                                6,143,833

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Government -- (continued)
            3,300,000       4.42   FREMF Mortgage Trust 2011-K11 REMICS,
                                   Floating Rate Note, 12/25/48 (144A)                  $    3,584,635
            3,953,000       4.35   FREMF Mortgage Trust 2011-K12, Floating
                                   Rate Note, 1/25/46 (144A)                                 4,286,720
            2,200,000       5.16   FREMF Mortgage Trust 2011-K14, Floating
                                   Rate Note, 2/25/47 (144A)                                 2,489,637
            8,232,000       4.77   FREMF Mortgage Trust 2011-K702, Floating
                                   Rate Note, 4/25/44 (144A)                                 8,842,963
            5,450,000       4.88   FREMF Mortgage Trust 2011-K703, Floating
                                   Rate Note, 7/25/44 (144A)                                 5,885,886
            6,500,000       3.87   FREMF Mortgage Trust 2012-K20, Floating
                                   Rate Note, 5/25/45 (144A)                                 6,873,893
               25,000       3.76   FREMF Mortgage Trust 2012-K708, Floating
                                   Rate Note, 2/27/45 (144A)                                    25,604
            5,000,000       3.74   FREMF Mortgage Trust 2012-K709, Floating
                                   Rate Note, 4/25/45 (144A)                                 5,249,660
            1,000,000       3.19   FREMF Mortgage Trust 2013-K502, Floating
                                   Rate Note, 3/27/45 (144A)                                 1,018,616
            3,400,000       3.16   FREMF Mortgage Trust 2013-K713, Floating
                                   Rate Note, 4/25/46 (144A)                                 3,465,695
            2,750,000       3.44   FREMF Mortgage Trust Class B, Floating Rate
                                   Note, 11/25/46 (144A)                                     2,829,615
            3,661,000       3.82   FREMF Mortgage Trust Class B, Floating Rate
                                   Note, 6/25/47 (144A)                                      3,839,624
            3,600,000       3.44   FREMF Mortgage Trust Class C, Floating Rate
                                   Note, 11/25/46 (144A)                                     3,681,598
            4,775,000       4.29   FREMF Mortgage Trust Class C, Floating Rate
                                   Note, 7/25/48 (144A)                                      4,951,188
            6,860,458              Government National Mortgage Association,
                                   3.0%, 4/20/41                                             7,132,029
            9,735,919              Government National Mortgage Association,
                                   4.5%, 9/20/39                                            10,535,773
              134,159              Government National Mortgage Association,
                                   4.973%, 4/16/42                                             134,298
                                                                                        --------------
                                                                                        $  104,800,235
                                                                                        --------------
                                   Total Government                                     $  104,800,235
------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED
                                   MORTGAGE OBLIGATIONS
                                   (Cost $650,264,314)                                  $  659,371,400
------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 41.3%
                                   ENERGY -- 5.3%
                                   Oil & Gas Drilling -- 0.3%
           17,750,000              Ensco Plc, 4.5%, 10/1/24                             $   17,204,258
            2,250,000              Pride International, Inc., 6.875%, 8/15/20                2,562,354
                                                                                        --------------
                                                                                        $   19,766,612
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 37

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.1%
               90,000              SESI LLC, 7.125%, 12/15/21                           $       90,900
            3,825,000              Weatherford International, Ltd., Bermuda,
                                   5.95%, 4/15/42                                            3,362,102
            4,070,000              Weatherford International, Ltd., Bermuda,
                                   9.625%, 3/1/19                                            4,662,596
                                                                                        --------------
                                                                                        $    8,115,598
------------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.1%
MXN        14,965,000              Petroleos Mexicanos, 7.19%, 9/12/24 (144A)           $      966,636
            1,395,000              Rosneft Finance SA, 6.625%, 3/20/17 (144A)                1,395,000
            1,770,000              Rosneft Finance SA, 7.25%, 2/2/20 (144A)                  1,700,092
            1,250,000              Rosneft Finance SA, 7.875%, 3/13/18 (144A)                1,262,600
                                                                                        --------------
                                                                                        $    5,324,328
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 2.1%
            8,000,000              Antero Resources Corp., 5.125%, 12/1/22              $    7,680,000
            1,600,000              Antero Resources Corp., 5.625%,
                                   6/1/23 (144A)                                             1,584,000
            1,080,000              Approach Resources, Inc., 7.0%, 6/15/21                     966,600
            4,665,000              Bonanza Creek Energy, Inc., 5.75%, 2/1/23                 4,291,800
            7,710,000              Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                    7,922,025
            5,698,000              Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                 5,940,165
            3,475,000              Chaparral Energy, Inc., 7.625%, 11/15/22                  2,328,250
            9,120,000              Comstock Resources, Inc., 7.75%, 4/1/19                   3,830,400
            5,125,000              Concho Resources, Inc., 6.5%, 1/15/22                     5,368,438
           11,796,000              Denbury Resources, Inc., 4.625%, 7/15/23                 10,115,070
            4,965,000              Denbury Resources, Inc., 5.5%, 5/1/22                     4,456,088
            3,780,000              Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)               4,346,252
              155,000              EP Energy LLC, 7.75%, 9/1/22                                158,100
            9,850,000              EP Energy LLC, 9.375%, 5/1/20                            10,317,875
              107,000              Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22               113,420
              765,000              Gazprom OAO Via Gaz Capital SA, 8.146%,
                                   4/11/18 (144A)                                              799,425
            5,768,000              Hilcorp Energy I LP, 7.625%, 4/15/21 (144A)               5,998,720
            3,500,000              KazMunayGas National Co JSC, 4.4%,
                                   4/30/23 (144A)                                            3,027,500
            9,200,000              Linn Energy LLC, 6.5%, 5/15/19                            7,733,750
            3,374,000              Linn Energy LLC, 8.625%, 4/15/20                          2,876,335
            6,125,000              Newfield Exploration Co., 5.625%, 7/1/24                  6,370,000
           15,700,000              Novatek OAO via Novatek Finance, Ltd.,
                                   4.422%, 12/13/22 (144A)                                  12,285,187
            7,870,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                    7,673,250
            3,760,000              Pacific Rubiales Energy Corp., 5.375%,
                                   1/26/19 (144A)                                            2,481,600
            1,200,000              Parsley Energy LLC, 7.5%, 2/15/22 (144A)                  1,212,000
              195,000              PDC Energy, Inc., 7.75%, 10/15/22                           204,750

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration &
                                   Production -- (continued)
            5,530,000              Rosetta Resources, Inc., 5.625%, 5/1/21              $    5,198,200
              503,000              Rosetta Resources, Inc., 5.875%, 6/1/22                     474,078
            2,100,000              Rosetta Resources, Inc., 5.875%, 6/1/24                   1,953,000
            9,865,000              Sanchez Energy Corp., 6.125%, 1/15/23                     8,866,169
            1,825,000              Sanchez Energy Corp., 7.75%, 6/15/21                      1,770,250
            1,960,000              SandRidge Energy, Inc., 7.5%, 3/15/21                     1,215,200
            1,160,000              SM Energy Co., 5.0%, 1/15/24                              1,092,140
            1,080,000              SM Energy Co., 6.5%, 1/1/23                               1,101,600
            4,150,000              Swift Energy Co., 7.875%, 3/1/22                          1,660,000
            3,650,000              Vanguard Natural Resources LLC,
                                   7.875%, 4/1/20                                            3,339,750
               85,000              Whiting Canadian Holding Co., ULC,
                                   8.125%, 12/1/19                                              89,038
                                                                                        --------------
                                                                                        $  146,840,425
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.6%
            7,455,000              Calumet Specialty Products Partners LP,
                                   6.5%, 4/15/21 (144A)                                 $    7,231,350
           17,555,000              EnLink Midstream Partners LP, 4.4%, 4/1/24               18,453,412
            3,125,000              Reliance Holding USA, Inc., 4.5%,
                                   10/19/20 (144A)                                           3,335,234
               25,000              Sunoco, Inc., 9.625%, 4/15/15                                25,052
            9,480,000              Tesoro Corp., 5.375%, 10/1/22                             9,906,600
            4,414,000              Valero Energy Corp., 9.375%, 3/15/19                      5,528,870
                                                                                        --------------
                                                                                        $   44,480,518
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 2.1%
           13,775,000              Boardwalk Pipelines LP, 4.95%, 12/15/24              $   13,883,726
            1,770,000              Buckeye Partners LP, 6.05%, 1/15/18                       1,921,839
            4,290,000              DCP Midstream LLC, 9.75%, 3/15/19 (144A)                  4,772,127
           17,150,000       5.85   DCP Midstream LLC, Floating Rate Note,
                                   5/21/43 (144A)                                           12,348,000
            1,825,000              Energy Transfer Partners LP, 4.05%, 3/15/25               1,840,440
            4,234,000       3.27   Energy Transfer Partners LP, Floating Rate
                                   Note, 11/1/66                                             3,725,920
            3,683,000       8.38   Enterprise Products Operating LLC, Floating
                                   Rate Note, 8/1/66                                         3,880,961
NOK        32,000,000       6.63   Golar LNG Partners LP, Floating Rate Note,
                                   10/12/17                                                  4,051,085
           11,960,000              Kinder Morgan Energy Partners LP,
                                   4.15%, 3/1/22                                            12,314,853
            5,225,000              Kinder Morgan Energy Partners LP,
                                   5.95%, 2/15/18                                            5,776,436
           17,410,000              MarkWest Energy Partners LP, 4.875%, 12/1/24             17,799,984
            9,425,000              ONEOK, Inc., 6.875%, 9/30/28                             10,869,852

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 39

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage &
                                   Transportation -- (continued)
           12,650,000              Sabine Pass Liquefaction LLC, 5.625%, 2/1/21         $   12,732,984
            3,155,000              Sabine Pass Liquefaction LLC, 5.625%,
                                   3/1/25 (144A)                                             3,119,506
            2,140,000              Spectra Energy Capital LLC, 6.75%, 7/15/18                2,415,412
           10,390,000              Sunoco Logistics Partners Operations LP,
                                   6.1%, 2/15/42                                            11,969,509
           13,440,000              The Williams Companies, Inc., 5.75%, 6/24/44             12,561,279
            8,880,000              The Williams Companies, Inc., 7.75%, 6/15/31             10,185,387
            2,887,710              Transportadora de Gas del Sur SA, 9.625%,
                                   5/14/20 (144A)                                            2,894,929
                                                                                        --------------
                                                                                        $  149,064,229
------------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.0%+
            4,260,000              Alpha Natural Resources, Inc., 6.0%, 6/1/19          $    1,192,800
            1,860,000              Alpha Natural Resources, Inc., 6.25%, 6/1/21                469,650
                                                                                        --------------
                                                                                        $    1,662,450
                                                                                        --------------
                                   Total Energy                                         $  375,254,160
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 3.3%
                                   Commodity Chemicals -- 0.2%
            3,590,000              Hexion, Inc., 8.875%, 2/1/18                         $    3,168,175
            6,750,000              Methanex Corp., 4.25%, 12/1/24                            6,839,161
            3,605,000              NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                 3,767,225
            3,875,000              Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                 3,681,250
                                                                                        --------------
                                                                                        $   17,455,811
------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
            4,140,000              Eastman Chemical Co., 4.8%, 9/1/42                   $    4,320,334
EURO        1,045,000              PSPC Escrow Corp., 6.0%, 2/1/23 (144A)                    1,173,217
                                                                                        --------------
                                                                                        $    5,493,551
------------------------------------------------------------------------------------------------------
                                   Fertilizers & Agricultural Chemicals -- 0.5%
           25,250,000              Agrium, Inc., 5.25%, 1/15/45                         $   28,451,346
            3,650,000              EuroChem Mineral & Chemical Co., OJSC via
                                   EuroChem Global Investments, Ltd., 5.125%,
                                   12/12/17 (144A)                                           3,477,063
            5,550,000              Phosagro OAO via Phosagro Bond Funding,
                                   Ltd., 4.204%, 2/13/18 (144A)                              5,200,350
                                                                                        --------------
                                                                                        $   37,128,759
------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.1%
            3,395,000              Platform Specialty Products Corp., 6.5%,
                                   2/1/22 (144A)                                        $    3,547,775
            1,375,000              Rentech Nitrogen Partners LP, 6.5%,
                                   4/15/21 (144A)                                            1,333,750
                                                                                        --------------
                                                                                        $    4,881,525
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.3%
            5,098,000              CEMEX Espana SA, 9.875%, 4/30/19 (144A)              $    5,671,525
            3,400,000              Cemex SAB de CV, 7.25%, 1/15/21 (144A)                    3,629,500
            4,700,000       5.26   Cemex SAB de CV, Floating Rate Note,
                                   9/30/15 (144A)                                            4,723,030
            1,900,000              Holcim US Finance S.a.r.l. & Cie SCS, 6.0%,
                                   12/30/19 (144A)                                           2,193,729
            4,250,000              Union Andina de Cementos SAA, 5.875%,
                                   10/30/21 (144A)                                           4,296,750
                                                                                        --------------
                                                                                        $   20,514,534
------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.4%
            1,129,412              Ardagh Packaging Finance Plc, 7.0%,
                                   11/15/20 (144A)                                      $    1,130,824
            7,250,000              Ardagh Packaging Finance Plc, 9.125%,
                                   10/15/20 (144A)                                           7,757,500
EURO       10,958,000              Ardagh Packaging Finance Plc, 9.25%,
                                   10/15/20 (144A)                                          12,596,818
            5,795,000              Reynolds Group Issuer, Inc., 9.875%, 8/15/19              6,200,650
                                                                                        --------------
                                                                                        $   27,685,792
------------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.0%+
            1,824,000              AEP Industries, Inc., 8.25%, 4/15/19                 $    1,874,160
------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.7%
            6,230,000              Ausdrill Finance Pty, Ltd., 6.875%,
                                   11/1/19 (144A)                                       $    4,703,650
            8,860,000              Freeport-McMoRan, Inc., 3.875%, 3/15/23                   8,207,957
           18,840,000              Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                   10/7/20 (144A)                                           16,708,725
            8,500,000              MMC Norilsk Nickel OJSC via MMC Finance,
                                   Ltd., 5.55%, 10/28/20 (144A)                              8,139,855
            5,850,000              Vedanta Resources Plc, 6.0%, 1/31/19 (144A)               5,212,292
            4,040,000              Vedanta Resources Plc, 9.5%, 7/18/18 (144A)               4,080,400
            3,360,000              Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)              3,193,680
                                                                                        --------------
                                                                                        $   50,246,559
------------------------------------------------------------------------------------------------------
                                   Gold -- 0.1%
            2,400,000              Eldorado Gold Corp., 6.125%, 12/15/20 (144A)         $    2,334,000
            2,475,000              IAMGOLD Corp., 6.75%, 10/1/20 (144A)                      2,048,062
                                                                                        --------------
                                                                                        $    4,382,062
------------------------------------------------------------------------------------------------------
                                   Precious Metals & Minerals -- 0.1%
            7,550,000              Fresnillo Plc, 5.5%, 11/13/23 (144A)                 $    7,889,750
------------------------------------------------------------------------------------------------------
                                   Steel -- 0.4%
            3,645,000              Allegheny Technologies, Inc., 9.375%, 6/1/19         $    4,364,888
            5,175,000              Glencore Funding LLC, 4.125%, 5/30/23 (144A)              5,270,184
            6,200,000              Metalloinvest Finance, Ltd., 5.625%,
                                   4/17/20 (144A)                                            5,561,400

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 41

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Steel -- (continued)
            7,600,000              Samarco Mineracao SA, 4.125%,
                                   11/1/22 (144A)                                       $    6,840,000
            3,000,000              Samarco Mineracao SA, 5.75%,
                                   10/24/23 (144A)                                           2,893,500
            3,875,000              Worthington Industries, Inc., 4.55%, 4/15/26              4,160,328
                                                                                        --------------
                                                                                        $   29,090,300
------------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.4%
           10,035,000              International Paper Co., 6.0%, 11/15/41              $   11,911,194
            8,625,000              Inversiones CMPC SA, 4.5%, 4/25/22 (144A)                 8,892,824
           11,110,000              Resolute Forest Products, Inc.,
                                   5.875%, 5/15/23                                          10,676,710
            1,100,000              Sappi Papier Holding GmbH, 6.625%,
                                   4/15/21 (144A)                                            1,153,625
                                                                                        --------------
                                                                                        $   32,634,353
                                                                                        --------------
                                   Total Materials                                      $  239,277,156
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.6%
                                   Aerospace & Defense -- 0.0%+
            1,025,000              DynCorp International, Inc., 10.375%, 7/1/17         $      896,875
------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.6%
            9,250,000              Building Materials Corp. of America, 5.375%,
                                   11/15/24 (144A)                                      $    9,388,750
            3,665,000              Building Materials Corp. of America, 6.75%,
                                   5/1/21 (144A)                                             3,894,062
              312,000              Griffon Corp., 5.25%, 3/1/22                                307,819
           14,465,000              Masco Corp., 7.125%, 3/15/20                             16,960,212
            5,975,000              Owens Corning, 4.2%, 12/1/24                              6,161,796
            8,525,000       5.75   Stanley Black & Decker, Inc., Floating Rate
                                   Note, 12/15/53                                            9,180,572
                                                                                        --------------
                                                                                        $   45,893,211
------------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.2%
            3,500,000              Dycom Investments, Inc., 7.125%, 1/15/21             $    3,666,250
            3,400,000              Empresas ICA SAB de CV, 8.375%,
                                   7/24/17 (144A)                                            3,328,600
            6,425,000              Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)               5,573,688
            5,500,000              OAS Investments GmbH, 8.25%,
                                   10/19/19 (144A) (f)                                         811,250
                                                                                        --------------
                                                                                        $   13,379,788
------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.0%+
            3,500,000              WireCo WorldGroup, Inc., 9.5%, 5/15/17               $    3,141,250
------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.1%
            4,200,000              Magnesita Finance, Ltd., 8.625%
                                   (Perpetual) (144A)                                   $    3,276,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 0.4%
            1,125,000              Commercial Vehicle Group, Inc.,
                                   7.875%, 4/15/19                                      $    1,167,188
           14,150,000              Cummins, Inc., 5.65%, 3/1/98                             16,628,769
            1,385,000              Cummins, Inc., 6.75%, 2/15/27                             1,790,661
            6,955,000              Navistar International Corp., 8.25%, 11/1/21              6,763,738
                                                                                        --------------
                                                                                        $   26,350,356
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
            4,754,000              Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                   (144A) (11.0% cash, 0.0% PIK)(PIK) (c)               $    4,326,140
              120,000              Mcron Finance Sub LLC, 8.375%,
                                   5/15/19 (144A)                                              128,100
            1,291,000              Valmont Industries, Inc., 6.625%, 4/20/20                 1,518,658
                                                                                        --------------
                                                                                        $    5,972,898
------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.2%
            3,775,000              Aircastle, Ltd., 6.25%, 12/1/19                      $    4,150,160
            2,900,000              Aircastle, Ltd., 7.625%, 4/15/20                          3,335,000
            6,865,000              GATX Corp., 6.0%, 2/15/18                                 7,560,802
                                                                                        --------------
                                                                                        $   15,045,962
                                                                                        --------------
                                   Total Capital Goods                                  $  113,956,340
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.6%
                                   Airlines -- 0.3%
            1,904,611              Air Canada 2013-1 Class A Pass Through Trust,
                                   4.125%, 11/15/26 (144A)                              $    2,004,603
              230,680              Continental Airlines 1999-1 Class B Pass
                                   Through Trust, 6.795%, 8/2/18                               243,367
              200,000              Continental Airlines 2012-3 Class C Pass Thru
                                   Certificates, 6.125%, 4/29/18 (144A)                        211,000
               50,000              Delta Air Lines 2010-1 Class B Pass Through
                                   Trust, 6.375%, 1/2/16 (144A)                                 51,530
            2,102,639              Delta Air Lines 2010-2 Class A Pass Through
                                   Trust, 4.95%, 5/23/19                                     2,252,452
            2,704,745              Hawaiian Airlines 2013-1 Class A Pass Through
                                   Certificates, 3.9%, 1/15/26                               2,752,078
            4,965,000              TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                4,994,790
            6,200,000              United Continental Holdings, Inc.,
                                   6.0%, 7/15/26                                             6,200,000
                                                                                        --------------
                                                                                        $   18,709,820
------------------------------------------------------------------------------------------------------
                                   Railroads -- 0.0%+
            3,750,000              Far East Capital, Ltd., SA, 8.0%, 5/2/18 (144A)      $    1,350,000
------------------------------------------------------------------------------------------------------
                                   Trucking -- 0.2%
            1,602,000              Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)        $    1,722,634
            4,200,000              Asciano Finance, Ltd., 5.0%, 4/7/18 (144A)                4,516,411
            6,782,041              Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)             4,950,890

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 43

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Trucking -- (continued)
            2,050,000              Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)             $    1,995,101
                                                                                        --------------
                                                                                        $   13,185,036
------------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.0%+
            3,375,000              Aguila 3 SA, 7.875%, 1/31/18 (144A)                  $    3,375,000
------------------------------------------------------------------------------------------------------
                                   Highways & Railtracks -- 0.1%
MXN        87,500,000              Red de Carreteras de Occidente SAPIB de CV,
                                   9.0%, 6/10/28 (144A)                                 $    5,490,341
                                                                                        --------------
                                   Total Transportation                                 $   42,110,197
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.8%
                                   Home Furnishings -- 0.0%+
            3,450,000              Mohawk Industries, Inc., 3.85%, 2/1/23               $    3,502,285
------------------------------------------------------------------------------------------------------
                                   Homebuilding -- 0.5%
            5,880,000              Brookfield Residential Properties, Inc., 6.125%,
                                   7/1/22 (144A)                                        $    6,085,800
            3,460,000              Brookfield Residential Properties, Inc., 6.5%,
                                   12/15/20 (144A)                                           3,615,700
            3,140,000              Desarrolladora Homex SAB de CV, 12/11/19
                                   (144A) (d)(f)                                               188,714
            3,865,000              Desarrolladora Homex SAB de CV, 9.75%,
                                   3/25/20 (144A) (f)                                          232,286
            7,780,000              DR Horton, Inc., 5.75%, 8/15/23                           8,421,850
            5,985,000              KB Home, 7.625%, 5/15/23                                  6,134,625
            1,500,000              KB Home, Inc., 8.0%, 3/15/20                              1,620,000
            6,230,000              The Ryland Group, Inc., 5.375%, 10/1/22                   6,214,425
                                                                                        --------------
                                                                                        $   32,513,400
------------------------------------------------------------------------------------------------------
                                   Household Appliances -- 0.1%
            8,100,000              Arcelik AS, 5.0%, 4/3/23 (144A)                      $    7,731,450
------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.2%
            9,539,000              Controladora Mabe SA de CV, 7.875%,
                                   10/28/19 (144A)                                      $   10,803,871
                                                                                        --------------
                                   Total Consumer Durables & Apparel                    $   54,551,006
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 1.2%
                                   Casinos & Gaming -- 0.7%
EURO        3,750,000              Cirsa Funding Luxembourg SA, 8.75%,
                                   5/15/18 (144A)                                       $    4,134,569
              120,000              International Game Technology, 7.5%, 6/15/19                128,023
               26,996              Mashantucket Western Pequot Tribe, 6.5%,
                                   7/1/36 (1.0% cash, 5.50% PIK) (PIK) (f)                          88
           11,815,000              MGM Resorts International, 6.0%, 3/15/23                 12,139,912
           18,000,000              Scientific Games International, Inc., 10.0%,
                                   12/1/22 (144A)                                           16,830,000
              345,000              Wynn Las Vegas LLC, 5.375%, 3/15/22                         357,075

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Casinos & Gaming -- (continued)
           16,415,000              Wynn Macau, Ltd., 5.25%, 10/15/21 (144A)             $   15,553,212
                                                                                        --------------
                                                                                        $   49,142,879
------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.4%
            4,550,000              Bowdoin College, 4.693%, 7/1/12                      $    4,744,003
            5,600,000              President and Fellows of Harvard College,
                                   2.3%, 10/1/23                                             5,513,346
           14,800,000              Tufts University, 5.017%, 4/15/12                        16,776,259
            5,100,000              William Marsh Rice University, 4.626%, 5/15/63            5,944,733
                                                                                        --------------
                                                                                        $   32,978,341
------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.1%
            3,322,000              Service Corp., International United States,
                                   8.0%, 11/15/21                                       $    3,919,960
              525,000              Sotheby's, 5.25%, 10/1/22 (144A)                            515,812
                                                                                        --------------
                                                                                        $    4,435,772
                                                                                        --------------
                                   Total Consumer Services                              $   86,556,992
------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.5%
                                   Advertising -- 0.0%+
            1,045,000              Lamar Media Corp., 5.375%, 1/15/24                   $    1,089,412
------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.3%
            9,400,000              CBS Corp., 4.6%, 1/15/45                             $    9,569,454
           10,705,000              CCO Holdings LLC, 6.625%, 1/31/22                        11,440,969
            3,775,000              CCO Holdings LLC, 7.375%, 6/1/20                          4,034,531
                                                                                        --------------
                                                                                        $   25,044,954
------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.2%
            2,400,000              CCOH Safari LLC, 5.5%, 12/1/22                       $    2,454,000
            4,000,000              DIRECTV Holdings LLC, 3.95%, 1/15/25                      4,121,108
            5,350,000              Numericable-SFR SAS, 6.0%, 5/15/22 (144A)                 5,416,875
                                                                                        --------------
                                                                                        $   11,991,983
                                                                                        --------------
                                   Total Media                                          $   38,126,349
------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.6%
                                   Catalog Retail -- 0.3%
           18,100,000              QVC, Inc., 4.45%, 2/15/25                            $   18,220,636
------------------------------------------------------------------------------------------------------
                                   Internet Retail -- 0.2%
            9,810,000              Expedia, Inc., 4.5%, 8/15/24                         $    9,914,722
            7,110,000              Expedia, Inc., 5.95%, 8/15/20                             8,026,315
                                                                                        --------------
                                                                                        $   17,941,037
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 45

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Computer & Electronics Retail -- 0.0%+
            1,995,000              Rent-A-Center, Inc., 6.625%, 11/15/20                $    1,875,300
------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.1%
            5,420,000              Outerwall, Inc., 6.0%, 3/15/19                       $    5,257,400
                                                                                        --------------
                                   Total Retailing                                      $   43,294,373
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.1%
                                   Drug Retail -- 0.1%
            5,442,359              CVS Pass-Through Trust, 5.773%,
                                   1/10/33 (144A)                                       $    6,400,644
              994,508              CVS Pass-Through Trust, 6.036%, 12/10/28                  1,175,606
                                                                                        --------------
                                                                                        $    7,576,250
------------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.0%+
              391,000              C&S Group Enterprises LLC, 5.375%,
                                   7/15/22 (144A)                                       $      382,202
              282,000              Darling Ingredients, Inc., 5.375%, 1/15/22                  284,115
                                                                                        --------------
                                                                                        $      666,317
                                                                                        --------------
                                   Total Food & Staples Retailing                       $    8,242,567
------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 1.6%
                                   Distillers & Vintners -- 0.0%+
            2,560,000              Constellation Brands, Inc., 4.75%, 11/15/24          $    2,707,200
------------------------------------------------------------------------------------------------------
                                   Agricultural Products -- 0.2%
           12,880,000              Viterra, Inc., 5.95%, 8/1/20 (144A)                  $   14,488,686
------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 1.2%
               50,000              Agrokor dd, 8.875%, 2/1/20 (144A)                    $       54,611
            3,500,000              BRF SA, 3.95%, 5/22/23 (144A)                             3,249,575
            7,810,000              BRF SA, 5.875%, 6/6/22 (144A)                             8,288,753
            6,385,000              CFG Investment SAC, 9.75%, 7/30/19 (144A)                 5,647,532
            9,641,000              Grupo Bimbo SAB de CV, 3.875%,
                                   6/27/24 (144A)                                            9,893,209
            3,713,000              JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)               3,836,643
            4,600,000              JBS Investments GmbH, 7.75%,
                                   10/28/20 (144A)                                           4,864,500
            4,650,000              JBS USA LLC, 8.25%, 2/1/20 (144A)                         4,940,625
           15,910,000              Marfrig Holding Europe BV, 6.875%,
                                   6/24/19 (144A)                                           13,523,500
            4,150,000              Marfrig Holding Europe BV, 8.375%,
                                   5/9/18 (144A)                                             3,921,750
            3,750,000              Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)               3,543,750
           10,800,000              MHP SA, 8.25%, 4/2/20 (144A)                              7,062,120
            5,000,000              Minerva Luxembourg SA, 12.25%,
                                   2/10/22 (144A)                                            5,550,000
            9,770,000              Minerva Luxembourg SA, 7.75%,
                                   1/31/23 (144A)                                            9,623,450
                                                                                        --------------
                                                                                         $  84,000,018
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.2%
           10,630,000              Alliance One International, Inc.,
                                   9.875%, 7/15/21                                      $    9,354,400
            4,700,000              Lorillard Tobacco Co., 3.75%, 5/20/23                     4,785,366
                                                                                        --------------
                                                                                        $   14,139,766
                                                                                        --------------
                                   Total Food, Beverage & Tobacco                       $  115,335,670
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                   Health Care Facilities -- 0.1%
              700,000              CHS, 6.875%, 2/1/22                                  $      748,125
            3,800,000              HCA, Inc., 6.5%, 2/15/20                                  4,278,800
            3,200,000              Kindred Healthcare Inc., 6.375%, 4/15/22                  3,228,000
              171,000              Universal Hospital Services, Inc.,
                                   7.625%, 8/15/20                                             149,625
                                                                                        --------------
                                                                                        $    8,404,550
                                                                                        --------------
                                   Total Health Care Equipment & Services               $    8,404,550
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.1%
                                   Pharmaceuticals -- 0.1%
            8,169,000              Endo Finance LLC, 5.375%, 1/15/23 (144A)             $    8,148,578
            1,975,000              Endo Finance LLC, 6.0%, 2/1/25 (144A)                     2,034,250
                                                                                        --------------
                                                                                        $   10,182,828
                                                                                        --------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                        $   10,182,828
------------------------------------------------------------------------------------------------------
                                   BANKS -- 4.6%
                                   Diversified Banks -- 3.8%
            8,110,000              Australia & New Zealand Banking Group, Ltd.,
                                   4.5%, 3/19/24 (144A)                                 $    8,475,096
            6,400,000       7.38   Banco Continental SA via Continental Trustees
                                   Cayman, Ltd., Floating Rate Note,
                                   10/7/40 (144A)                                            7,004,282
           10,210,000       6.88   Banco de Credito del Peru Panama, Floating
                                   Rate Note, 9/16/26 (144A)                                11,524,538
            2,400,000              Banco do Estado do Rio Grande do Sul SA,
                                   7.375%, 2/2/22 (144A)                                     2,253,000
            5,000,000              Banco Nacional de Costa Rica, 4.875%,
                                   11/1/18 (144A)                                            5,068,500
            2,400,000       6.38   Banco Santander SA, Floating Rate Note
                                   (Perpetual)                                               2,369,405
           16,175,000       6.50   Bank of America Corp., Floating Rate Note,
                                   10/23/49                                                 17,105,062
           20,050,000       6.25   Bank of America Corp., Floating Rate Note,
                                   9/29/49                                                  20,425,938
            2,500,000              BBVA Bancomer SA Texas, 4.375%,
                                   4/10/24 (144A)                                            2,590,625
           23,300,000              BBVA Bancomer SA Texas, 6.5%,
                                   3/10/21 (144A)                                           25,790,304

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 47

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
            2,270,000       5.35   BBVA Bancomer SA Texas, Floating Rate
                                   Note, 11/12/29 (144A)                                $    2,242,476
            6,000,000       5.90   Citigroup, Inc., Floating Rate Note (Perpetual)           6,045,000
           15,280,000       5.95   Citigroup, Inc., Floating Rate Note (Perpetual)          15,471,000
            8,000,000              CorpGroup Banking SA, 6.75%, 3/15/23 (144A)               7,923,376
           18,500,000       6.62   Credit Agricole SA, Floating Rate Note,
                                   12/31/64 (144A)                                          18,546,250
IDR    92,300,000,000              Inter-American Development Bank, 4.5%, 2/4/16             6,774,502
INR       208,750,000              Inter-American Development Bank, 6.0%, 9/5/17             3,336,165
IDR   114,720,000,000              Inter-American Development Bank, 7.2%,
                                   1/22/18                                                   8,582,723
IDR    17,080,000,000              Inter-American Development Bank, 7.2%,
                                   11/14/17                                                  1,276,839
IDR    22,600,000,000              Inter-American Development Bank, 7.25%,
                                   7/17/17                                                   1,692,018
            5,643,000              Intesa Sanpaolo S.p.A., 3.625%,
                                   8/12/15 (144A)                                            5,696,044
            3,925,000              Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)              4,661,970
            8,000,000              Merrill Lynch & Co., Inc., 7.75%, 5/14/38                11,520,560
           17,800,000              Nordea Bank AB, 4.25%, 9/21/22 (144A)                    18,826,134
            4,000,000       4.00   Oversea-Chinese Banking Corp, Ltd., Floating
                                   Rate Note, 10/15/24 (144A)                                4,169,040
            1,642,105       3.02   SBP DPR Finance Co., Floating Rate Note,
                                   3/15/17 (144A)                                            1,640,012
           11,145,000       4.50   Scotiabank Peru SAA, Floating Rate Note,
                                   12/13/27 (144A)                                          11,117,138
           18,802,000              Standard Chartered Plc, 3.95%, 1/11/23 (144A)            18,877,434
TRY         8,980,000              Turkiye Garanti Bankasi AS, 7.375%,
                                   3/7/18 (144A)                                             3,169,574
            7,800,000              VTB Bank OJSC Via VTB Capital SA, 6.0%,
                                   4/12/17 (144A)                                            7,569,432
            7,400,000              VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                   10/17/22 (144A)                                           6,128,384
            2,130,000       5.88   Wells Fargo & Co., Floating Rate Note
                                   (Perpetual)                                               2,252,475
                                                                                        --------------
                                                                                        $  270,125,296
------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.6%
            6,843,000              Banco Internacional del Peru SAA, 5.75%,
                                   10/7/20 (144A)                                       $    7,475,978
            1,500,000              CoBank ACB, 7.875%, 4/16/18 (144A)                        1,753,042
           17,930,000       4.48   The PNC Financial Services Group, Inc.,
                                   Floating Rate Note (Perpetual)                           17,965,860
           12,992,000       6.75   The PNC Financial Services Group, Inc.,
                                   Floating Rate Note (Perpetual)                           14,453,600
              660,000       5.57   Wachovia Capital Trust III, Floating Rate
                                   Note (Perpetual)                                            651,684
                                                                                        --------------
                                                                                        $   42,300,164
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.2%
           12,500,000              Alfa Bank OJSC Via Alfa Bond Issuance Plc,
                                   7.5%, 9/26/19 (144A)                                 $   11,582,750
              843,000              Alfa Bank OJSC Via Alfa Bond Issuance Plc,
                                   7.875%, 9/25/17 (144A)                                      863,940
RUB       246,800,000              Alfa Bank OJSC Via Alfa Bond Issuance Plc,
                                   8.625%, 4/26/16 (144A)                                    3,996,512
                                                                                        --------------
                                                                                        $   16,443,202
                                                                                        --------------
                                   Total Banks                                          $  328,868,662
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 6.0%
                                   Other Diversified Financial Services -- 2.1%
            9,380,000              Alterra Finance LLC, 6.25%, 9/30/20                  $   11,038,309
           18,835,000              Carlyle Holdings II Finance LLC, 5.625%,
                                   3/30/43 (144A)                                           21,345,197
INR     1,260,600,000              European Bank for Reconstruction &
                                   Development, 6.0%, 3/3/16                                20,144,418
IDR   105,700,000,000              European Investment Bank, 7.2%,
                                   7/9/19 (144A)                                             7,807,006
            6,250,000              Fixed Income Trust Series 2013-A, 10/15/97
                                   (Step) (144A) (c)(d)                                      4,592,390
           24,300,000       7.12   General Electric Capital Corp., Floating Rate
                                   Note (Perpetual)                                         28,522,125
            2,550,000              Hyundai Capital Services, Inc., 4.375%,
                                   7/27/16 (144A)                                            2,655,119
NZD        15,300,000              JPMorgan Chase & Co., 4.25%, 11/2/18                     11,483,474
           11,735,000       5.15   JPMorgan Chase & Co., Floating Rate
                                   Note (Perpetual)                                         11,456,294
           21,451,000       6.75   JPMorgan Chase & Co., Floating Rate
                                   Note, 8/29/49                                            23,274,335
            5,300,000              SUAM Finance BV, 4.875%, 4/17/24 (144A)                   5,485,500
            5,351,000       0.00   Tiers Trust, Floating Rate Note, 10/15/97
                                   (144A) (c) (g)                                            4,952,619
                                                                                        --------------
                                                                                        $  152,756,786
------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.3%
            4,710,000              GrupoSura Finance SA, 5.7%, 5/18/21 (144A)           $    5,045,588
           11,820,000              IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                     13,814,625
                                                                                        --------------
                                                                                        $   18,860,213
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.7%
            3,200,000              Aviation Capital Group Corp., 4.625%,
                                   1/31/18 (144A)                                       $    3,338,125
           12,763,000              Aviation Capital Group Corp., 6.75%,
                                   4/6/21 (144A)                                            14,524,817
            7,180,000              BM&FBovespa SA -- Bolsa de Valores
                                   Mercadorias e Futuros, 5.5%, 7/16/20 (144A)               7,646,700
           12,855,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)            13,980,841

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 49

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- (continued)
            1,750,000              Fly Leasing, Ltd., 6.375%, 10/15/21                  $    1,732,500
            4,183,000              Fly Leasing, Ltd., 6.75%, 12/15/20                        4,271,889
            4,695,000              Nationstar Mortgage LLC, 6.5%, 6/1/22                     4,507,200
                                                                                        --------------
                                                                                        $   50,002,072
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.6%
            1,750,000              Ally Financial, Inc., 4.625%, 3/30/25                $    1,723,750
INR       358,950,000              International Finance Corp., 6.3%, 11/25/24               5,501,013
INR     1,036,140,000              International Finance Corp., 7.75%, 12/3/16              16,852,695
INR     1,040,880,000              International Finance Corp., 8.25%, 6/10/21              17,928,472
                                                                                        --------------
                                                                                        $   42,005,930
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.8%
            7,925,000              Blackstone Holdings Finance Co., LLC, 5.0%,
                                   6/15/44 (144A)                                       $    8,594,250
            5,375,000              Blackstone Holdings Finance Co., LLC, 4.75%,
                                   2/15/23 (144A)                                            5,942,068
            5,050,000              Blackstone Holdings Finance Co., LLC, 6.25%,
                                   8/15/42 (144A)                                            6,452,723
               19,000              Eaton Vance Corp., 6.5%, 10/2/17                             21,202
           21,530,000              KKR Group Finance Co., II LLC, 5.5%,
                                   2/1/43 (144A)                                            22,994,471
            6,310,000              Legg Mason, Inc., 5.625%, 1/15/44                         7,473,450
            4,350,000              Neuberger Berman Group LLC, 5.625%,
                                   3/15/20 (144A)                                            4,534,875
            5,450,000       4.50   The Bank of New York Mellon Corp., Floating
                                   Rate Note (Perpetual)                                     5,163,875
                                                                                        --------------
                                                                                        $   61,176,914
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 1.5%
            6,560,000              E*TRADE Financial Corp., 5.375%, 11/15/22            $    6,920,800
            5,945,000              Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)               6,795,646
            7,750,000              Macquarie Group, Ltd., 6.25%, 1/14/21 (144A)              8,999,455
           13,200,000              Morgan Stanley, 4.1%, 5/22/23                            13,737,385
            4,400,000              Morgan Stanley, 4.875%, 11/1/22                           4,805,513
            1,750,000       5.55   Morgan Stanley, Floating Rate Note (Perpetual)            1,767,500
           13,475,000              TD Ameritrade Holding Corp., 3.625%, 4/1/25              14,107,260
NZD        13,855,000              The Goldman Sachs Group, Inc.,
                                   5.2%, 12/17/19                                           10,607,960
            7,400,000              The Goldman Sachs Group, Inc., 6.45%, 5/1/36              9,253,485
            5,400,000              The Goldman Sachs Group, Inc., 6.75%, 10/1/37             7,090,486
           16,775,000              UBS AG, 7.625%, 8/17/22                                  20,346,012
                                                                                        --------------
                                                                                        $  104,431,502
                                                                                        --------------
                                   Total Diversified Financials                         $  429,233,417
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 6.8%
                                   Insurance Brokers -- 0.4%
           16,900,000              Brown & Brown, Inc., 4.2%, 9/15/24                   $   17,250,455
            6,850,000              Ironshore Holdings US, Inc., 8.5%,
                                   5/15/20 (144A)                                            8,318,359
GBP         2,125,000              Towergate Finance Plc, 8.5%, 2/15/18
                                   (144A) (f)                                                3,075,906
                                                                                        --------------
                                                                                        $   28,644,720
------------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.5%
              125,000              CNO Financial Group, Inc., 6.375%,
                                   10/1/20 (144A)                                       $      131,875
            3,200,000              Forethought Financial Group, Inc., 8.625%,
                                   4/15/21 (144A)                                            3,759,254
           11,240,000       5.62   Prudential Financial, Inc., Floating Rate
                                   Note, 6/15/43                                            11,914,400
            5,969,000       8.88   Prudential Financial, Inc., Floating Rate
                                   Note, 6/15/68                                             7,035,959
            7,575,000       5.88   Prudential Financial, Inc., Floating Rate
                                   Note, 9/15/42                                             8,228,344
            2,700,000       5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53         2,821,500
                                                                                        --------------
                                                                                        $   33,891,332
------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.5%
           10,060,000              AXA SA, 8.6%, 12/15/30                               $   14,033,700
           11,050,000              Liberty Mutual Insurance Co., 7.697%
                                   (Perpetual) (144A)                                       14,408,758
            3,800,000              Liberty Mutual Insurance Co., 8.5%,
                                   5/15/25 (144A)                                            4,908,908
                                                                                        --------------
                                                                                        $   33,351,366
------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.6%
           10,110,000              Delphi Financial Group, Inc., 7.875%, 1/31/20        $   12,190,941
           12,255,000              OneBeacon US Holdings, Inc., 4.6%, 11/9/22               12,830,666
            5,100,000              QBE Insurance Group, Ltd., 2.4%,
                                   5/1/18 (144A)                                             5,149,949
           12,600,000              The Hanover Insurance Group, Inc.,
                                   6.375%, 6/15/21                                          14,804,420
                                                                                        --------------
                                                                                        $   44,975,976
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 4.7%
            8,128,729              Altair Re, Variable Rate Notes, 6/30/16 (h)          $    5,838,866
            4,560,000              Altair Re, Variable Rate Notes, 6/30/17 (h)               4,627,488
            7,500,000       6.38   Aquarius + Investments Plc for Swiss
                                   Reinsurance Co., Ltd., Floating Rate Note, 9/1/24         8,028,698
            3,033,000              Arlington Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 8/1/15 (h)                           3,384,525


The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 51

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
              500,000       3.45   Atlas IX Capital, Ltd., Floating Rate Note,
                                   1/17/19 (Cat Bond) (144A)                            $      511,750
            2,753,000              Bersick Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Note, 1/22/16 (h)                           2,802,003
            5,400,000       4.28   Blue Danube II, Ltd., Floating Rate Note,
                                   5/23/18 (Cat Bond) (144A)                                 5,401,620
              400,000       6.00   Blue Danube, Ltd., Floating Rate Note,
                                   4/10/15 (Cat Bond) (144A)                                   399,800
            4,433,000       5.27   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                   (Cat Bond) (144A)                                         4,472,454
            5,300,000       6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                   (Cat Bond) (144A)                                         5,469,600
            8,064,000              Carnoustie Segregated Account (KANE SAC
                                   Ltd.), Variable Rate Notes, 2/19/16 (h)                   8,445,427
            3,056,160              Clarendon Segregated Account (Kane SAC
                                   Ltd.), Variable Rate Notes, 7/14/15 (h)                   3,007,873
              850,000       9.01   East Lane Re V, Ltd., Floating Rate Note,
                                   3/16/16 (Cat Bond) (144A)                                   886,210
            7,200,000              Eden Re II, Ltd., 4/19/18 (Cat Bond) (144A) (d)           7,279,200
            3,750,000       5.01   Embarcadero Reinsurance, Ltd., Floating Rate
                                   Note, 2/7/17 (Cat Bond) (144A)                            3,763,125
           11,510,100              Exeter Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/7/16 (h)                          11,554,989
            2,550,000              Fairfield Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 2/2/16 (h)                           2,384,250
            6,150,000       7.40   Galileo Re, Ltd., Floating Rate Note, 1/9/19
                                   (Cat Bond) (144A)                                         6,301,905
            7,100,000              Gloucester Segregated Account (Kane SAC
                                   Ltd.), Variable Rate Notes, 6/12/15 (h)                   6,950,900
            3,900,000       2.22   Golden State Re II, Ltd., Floating Rate Note,
                                   1/8/19 (Cat Bond) (144A)                                  3,884,010
           16,776,500              Gullane Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/22/17 (h)                         17,393,875
            2,943,500              Hereford Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/7/16 (h)                           2,956,157
            3,350,000       4.01   Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                                   (Cat Bond) (144A)                                         3,367,085
            6,190,000       3.78   Kilimanjaro Re, Ltd., Floating Rate Note,
                                   11/25/19 (Cat Bond) (144A)                                6,145,432
              925,000       4.77   Kilimanjaro Re, Ltd., Floating Rate Note,
                                   4/30/18 (Cat Bond) (144A)                                   936,285
            1,300,000       4.15   Kilimanjaro Re, Ltd., Floating Rate Note,
                                   4/30/18 (Cat Bond) (144A)                                 1,305,460
EURO        1,300,000       2.36   Lion I Re, Ltd., Floating Rate Note, 4/28/17
                                   (Cat Bond)                                                1,406,711
               50,000       3.98   Longpoint Re, Ltd., III, Floating Rate Note,
                                   5/18/16 (Cat Bond) (144A)                                    50,260

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal               Floating
 Amount ($)              Rate (b)                                                    Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
            2,245,000       6.02   Longpoint Re, Ltd., Floating Rate Note,
                                   6/12/15 (Cat Bond) (144A)                            $    2,262,286
            5,600,000              Lorenz Re, Ltd., 3/31/18 (Cat Bond) (d)                   5,600,000
            3,800,000       2.02   Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                  (Cat Bond) (144A)                                          3,785,560
            1,250,000        0.0   Merna Reinsurance, Ltd., Floating Rate Note,
                                   4/9/18 (Cat Bond) (144A) (g)                              1,249,000
           11,560,000              Montpelier Re Holdings, Ltd., 4.7%, 10/15/22             12,189,419
            5,825,133              Muirfield Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/12/16 (h)                          5,842,026
           10,950,000       8.04   Mythen Re, Ltd., Floating Rate Note, 5/7/15
                                   (Cat Bond) (144A)                                        10,982,850
            2,250,000       8.51   Mythen Re, Ltd., Floating Rate Note, 5/7/15
                                   (Cat Bond) (144A)                                         2,257,650
              250,000      11.83   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                   Rate Note, 11/10/16 (Cat Bond) (144A)                       260,475
            6,250,000       8.01   Mythen Re, Ltd., Series 2013-1 Class B, Floating
                                   Rate Note, 7/9/15 (Cat Bond) (144A)                       6,336,875
           14,100,000              Pangaea Re, Series 2015-1, Principal at Risk
                                   Notes, 2/1/19 (h)                                        14,697,840
            7,017,560              PI-1, Series C -- 2014 (KANE SAC Ltd.), Variable
                                   Rate Notes, 7/7/16 (h)                                    7,026,683
            2,646,751              PI-1, Series E -- 2014 (Kane SAC Ltd.), Variable
                                   Rate Notes, 6/12/15 (h)                                   2,771,678
            7,350,000              Platinum Underwriters Finance, Inc., 7.5%, 6/1/17         8,184,298
            3,554,000              Prestwick Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 7/1/16 (h)                           3,593,094
            1,000,000       3.51   Queen City Re, Floating Rate Note, 1/6/19
                                   (Cat Bond) (144A)                                           990,800
            3,150,000       7.50   Queen Street IV Capital, Ltd., Floating Rate
                                   Note, 4/9/15 (Cat Bond) (144A)                            3,142,125
            3,400,000       8.50   Queen Street V Re, Ltd., Floating Rate Note,
                                   4/9/15 (Cat Bond) (144A)                                  3,391,840
              700,000      10.36   Queen Street VI Re, Ltd., Floating Rate Note,
                                   4/9/15 (Cat Bond) (144A)                                    698,390
            7,100,000       8.76   Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 12/6/16 (Cat Bond) (144A)                      7,179,520
            4,250,000       9.01   Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 6/6/15 (Cat Bond) (144A)                       4,298,450
            3,250,000       8.91   Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 6/6/17 (Cat Bond) (144A)                       3,288,350
            2,300,000       4.51   Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 12/6/16 (Cat Bond) (144A)                      2,348,300



The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 53

------------------------------------------------------------------------------------------------------
Principal               Floating
Amount ($)              Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
            4,500,000       8.01   Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 6/6/16 (Cat Bond) (144A)                  $    4,746,150
              250,000       5.30   Residential Reinsurance 2013, Ltd., Floating
                                   Rate Note, 12/6/17 (Cat Bond) (144A)                        250,575
            3,500,000       3.02   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                   (Cat Bond) (144A)                                         3,440,500
            7,650,000       4.03   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                   (Cat Bond) (144A)                                         7,581,915
            3,000,000       3.54   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                   (Cat Bond) (144A)                                         2,977,200
               20,917              Sector Re V, Ltd., 12/1/18 (144A) (d) (h)                   252,587
            2,900,000              Sector Re V, Ltd., 12/1/19 (144A) (d) (h)                 2,970,470
            1,900,000              Sector Re V, Ltd., 3/30/19 (144A) (d) (h)                 2,370,630
            3,500,000              Silverton Re, Ltd., 9/16/16
                                   (144A) (d) (h)                                              223,300
            4,500,000              Silverton Re, Ltd., 9/18/17
                                   (144A) (d) (h)                                            4,732,200
            5,075,000              Sirius International Group, Ltd., 6.375%,
                                   3/20/17 (144A)                                            5,484,126
           12,390,000       7.51   Sirius International Group, Ltd., Floating Rate
                                   Note (Perpetual) (144A)                                  13,055,962
            7,246,500              St. Andrews Segregated Account (KANE SAC
                                   Ltd.), Variable Rate Notes, 1/22/16 (h)                   7,340,704
            2,000,000       8.51   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                                   (Cat Bond) (144A)                                         2,055,200
            6,010,717              Troon Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/12/16 (h)                          6,023,339
            2,024,000              Turnberry Segregated Account (KANE SAC Ltd.),
                                   Variable Rate Notes, 1/15/16 (h)                          2,033,310
           12,033,893              Versutus Ltd., Series 2015-A, Variable Rate
                                   Notes, 12/31/2017 (h)                                    12,346,774
            5,500,000       3.46   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                                   (Cat Bond) (144A)                                         5,603,950
            2,200,000       2.77   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                                   (Cat Bond) (144A)                                         2,243,780
              800,000       2.52   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                   (Cat Bond) (144A)                                           812,640
              950,000       1.77   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                   (Cat Bond) (144A)                                           952,660
            6,215,000       5.88   Wilton Re Finance LLC, Floating Rate Note,
                                   3/30/33 (144A)                                            6,714,071
                                                                                        --------------
                                                                                        $  335,545,510
                                                                                        --------------
                                   Total Insurance                                      $  476,408,904
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.5%
                                   Diversified REIT -- 0.4%
            7,300,000              DCT Industrial Operating Partnership LP,
                                   4.5%, 10/15/23                                       $    7,767,193
            6,300,000              Digital Realty Trust LP, 3.625%, 10/1/22                  6,314,433
            1,445,000              Digital Realty Trust LP, 5.875%, 2/1/20                   1,638,766
              530,000              MPT Operating Partnership LP, 5.5%, 5/1/24                  563,125
            5,270,000              Trust F, 5.25%, 12/15/24 (144A)                           5,665,250
            6,680,000              WP Carey, Inc., 4.6%, 4/1/24                              6,908,917
                                                                                        --------------
                                                                                        $   28,857,684
------------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.8%
              100,000              Alexandria Real Estate Equities, Inc.,
                                   2.75%, 1/15/20                                       $      100,323
            4,802,000              Alexandria Real Estate Equities, Inc.,
                                   3.9%, 6/15/23                                             4,957,969
           11,010,000              Alexandria Real Estate Equities, Inc.,
                                   4.6%, 4/1/22                                             11,634,399
            3,865,000              BioMed Realty LP, 4.25%, 7/15/22                          4,036,962
            4,655,000              Corporate Office Properties LP, 3.6%, 5/15/23             4,517,817
            9,205,000              DuPont Fabros Technology LP, 5.875%, 9/15/21              9,504,162
            9,060,000              Highwoods Realty LP, 3.625%, 1/15/23                      9,255,198
           11,130,000              Piedmont Operating Partnership LP,
                                   3.4%, 6/1/23                                             10,897,082
                                                                                        --------------
                                                                                        $   54,903,912
------------------------------------------------------------------------------------------------------
                                   Health Care REIT -- 0.3%
            3,150,000              Health Care Real Estate Investment Trust, Inc.,
                                   5.25%, 1/15/22                                       $    3,550,327
            3,370,000              Healthcare Realty Trust, Inc., 5.75%, 1/15/21             3,807,342
           11,518,000              Senior Housing Properties Trust, 6.75%, 4/15/20          13,132,086
                                                                                        --------------
                                                                                        $   20,489,755
------------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.0%+
            3,205,000              CubeSmart LP, 4.8%, 7/15/22                          $    3,540,336
------------------------------------------------------------------------------------------------------
                                   Real Estate Operating Companies -- 0.0%+
               50,000              IRSA Inversiones y Representaciones SA, 8.5%,
                                   2/2/17 (144A)                                        $       49,880
                                                                                        --------------
                                   Total Real Estate                                    $  107,841,567
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.5%
                                   Internet Software & Services -- 0.2%
            5,075,000              Equinix, Inc., 5.375%, 1/1/22                        $    5,290,688
            6,275,000              Equinix, Inc., 5.75%, 1/1/25                              6,541,688
                                                                                        --------------
                                                                                        $   11,832,376
------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.2%
           13,230,000              Audatex North America, Inc., 6.0%,
                                   6/15/21 (144A)                                       $   13,990,725
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 55

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.1%
            6,015,000              Activision Blizzard, Inc., 5.625%,
                                   9/15/21 (144A)                                       $    6,405,975
                                                                                        --------------
                                   Total Software & Services                            $   32,229,076
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                                   Communications Equipment -- 0.0%+
            1,500,000              Brocade Communications Systems, Inc.,
                                   4.625%, 1/15/23                                      $    1,496,250
------------------------------------------------------------------------------------------------------
                                   Computer Storage & Peripherals -- 0.4%
            5,595,000              NCR Corp., 6.375%, 12/15/23                          $    5,958,675
            3,900,000              Seagate HDD Cayman, 4.75%, 1/1/25 (144A)                  4,038,419
           13,870,000              Seagate HDD Cayman, 4.75%, 6/1/23                        14,577,855
                                                                                        --------------
                                                                                        $   24,574,949
------------------------------------------------------------------------------------------------------
                                   Electronic Equipment Manufacturers -- 0.1%
            6,375,000              Viasystems, Inc., 7.875%, 5/1/19 (144A)              $    6,709,688
------------------------------------------------------------------------------------------------------
                                   Electronic Manufacturing Services -- 0.3%
            4,615,000              Flextronics International, Ltd., 4.625%, 2/15/20     $    4,839,981
           15,200,000              Flextronics International, Ltd., 5.0%, 2/15/23           15,922,000
                                                                                        --------------
                                                                                        $   20,761,981
                                                                                        --------------
                                   Total Technology Hardware & Equipment                $   53,542,868
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.4%
                                   Semiconductors -- 0.4%
           15,160,000              Advanced Micro Devices, Inc., 7.0%, 7/1/24           $   13,075,500
            1,942,800              LDK Solar Co., Ltd., 5.535%, 12/31/18,
                                   (5.535% cash, 5.535% PIK) (PIK)                                   -
           13,185,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)            13,415,738
                                                                                        --------------
                                                                                        $   26,491,238
                                                                                        --------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                              $   26,491,238
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 2.3%
                                   Integrated Telecommunication Services -- 1.5%
            4,100,000              CenturyLink, Inc., 6.45%, 6/15/21                    $    4,422,875
            3,510,000              CenturyLink, Inc., 7.6%, 9/15/39                          3,595,556
            3,100,000              CenturyLink, Inc., 7.65%, 3/15/42                         3,169,750
            7,371,000              Cincinnati Bell, Inc., 8.375%, 10/15/20                   7,840,901
           11,090,000              Frontier Communications Corp., 8.5%, 4/15/20             12,448,525
           10,355,000              Frontier Communications Corp., 8.75%, 4/15/22            11,494,050
            1,500,000              GCI, Inc., 8.625%, 11/15/19                               1,569,375
           10,580,000              GTP Acquisition Partners I LLC, 7.628%,
                                   6/15/41 (144A)                                           10,712,250
            3,115,666              GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)            3,168,146
            3,200,000              Ooredoo International Finance, Ltd.,
                                   3.875%, 1/31/28 (144A)                                    3,152,307

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication
                                   Services -- (continued)
EURO        2,625,000              Telenet Finance III Luxembourg SCA,
                                   6.625%, 2/15/21 (144A)                               $    2,992,904
            9,215,000              Verizon Communications, Inc., 5.012%, 8/21/54             9,561,392
            9,186,000              Verizon Communications, Inc., 6.55%, 9/15/43             11,961,633
            9,870,000              Windstream Corp., 6.375%, 8/1/23                          8,858,325
            8,680,000              Windstream Corp., 7.75%, 10/15/20                         8,886,150
            1,740,000              Windstream Corp., 8.125%, 9/1/18                          1,820,475
                                                                                        --------------
                                                                                        $  105,654,614
------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.8%
            6,850,000              Crown Castle Towers LLC, 4.883%,
                                   8/15/20 (144A)                                       $    7,521,403
            3,135,000              Crown Castle Towers LLC, 6.113%,
                                   1/15/20 (144A)                                            3,576,345
            9,950,000              SBA Tower Trust, 3.869%, 10/15/49 (144A)                 10,356,288
           10,375,000              Sprint Corp., 7.25%, 9/15/21                             10,426,875
            4,150,000              T-Mobile USA, Inc., 6.542%, 4/28/20                       4,367,875
            4,915,000              T-Mobile USA, Inc., 6.625%, 11/15/20                      5,136,175
           11,600,000              VimpelCom Holdings BV, 7.5043%,
                                   3/1/22 (144A)                                            11,005,500
RUB       193,400,000              VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)               2,937,202
            6,650,000              WCP Wireless Site Funding, 6.829%,
                                   11/15/15 (144A)                                           6,781,032
                                                                                        --------------
                                                                                        $   62,108,695
                                                                                        --------------
                                   Total Telecommunication Services                     $  167,763,309
------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.7%
                                   Electric Utilities -- 1.4%
            5,720,000              Dubai Electricity & Water Authority, 7.375%,
                                   10/21/20 (144A)                                      $    6,992,700
           23,175,000              Electricite de France SA, 6.0%, 1/22/14 (144A)           28,115,006
            5,285,000       5.25   Electricite de France SA, Floating Rate
                                   Note (Perpetual) (144A)                                   5,514,898
            9,485,000              Empresa Electrica Angamos SA, 4.875%,
                                   5/25/29 (144A)                                            9,380,665
              215,000              Enel Finance International NV, 5.125%,
                                   10/7/19 (144A)                                              240,483
           10,830,000       8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)          13,033,623
              426,120              FPL Energy Wind Funding LLC, 6.876%,
                                   6/27/17 (144A)                                              427,185
            5,000,000              Israel Electric Corp., Ltd., 5.625%,
                                   6/21/18 (144A)                                            5,317,180
            4,150,000              Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)         4,419,750
            2,725,000              Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)        3,058,812
            1,330,000              Israel Electric Corp., Ltd., 9.375%,
                                   1/28/20 (144A)                                            1,672,475

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 57

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                         Value
------------------------------------------------------------------------------------------------------
                                   Electric Utilities -- (continued)
               85,000              Nevada Power Co., 6.5%, 8/1/18                       $       98,347
            3,725,000              Public Service Co., of New Mexico,
                                   7.95%, 5/15/18                                            4,373,079
           10,935,000              RJS Power Holdings LLC, 5.125%,
                                   7/15/19 (144A)                                           10,770,975
            8,675,000       6.25   Southern California Edison Co., Floating
                                   Rate Note (Perpetual)                                     9,716,000
                                                                                        --------------
                                                                                        $  103,131,178
------------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 0.2%
            1,965,000              Nakilat, Inc., 6.067%, 12/31/33 (144A)               $    2,286,769
            3,823,462              Nakilat, Inc., 6.267%, 12/31/33 (144A)                    4,447,279
            3,800,000              Suburban Propane Partners LP, 5.75%, 3/1/25               3,876,000
            6,200,000              Transportadora de Gas del Peru SA, 4.25%,
                                   4/30/28 (144A)                                            6,167,140
                                                                                        --------------
                                                                                        $   16,777,188
------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.4%
           18,225,000              Consolidated Edison Co. of New York, Inc.,
                                   4.625%, 12/1/54                                      $   20,466,365
            3,150,000              DTEK Finance Plc, 7.875%, 4/4/18 (144A)                   1,102,500
            3,019,065              Ormat Funding Corp., 8.25%, 12/30/20                      2,973,779
               50,000              Sempra Energy, 9.8%, 2/15/19                                 64,363
                                                                                        --------------
                                                                                        $   24,607,007
------------------------------------------------------------------------------------------------------
                                   Independent Power Producers &
                                   Energy Traders -- 0.7%
           10,000,000              AES Corp., 5.5%, 4/15/25                             $    9,900,000
            1,294,382              Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)              1,538,864
            6,100,000              Instituto Costarricense de Electricidad,
                                   6.375%, 5/15/43 (144A)                                    5,146,875
            8,380,000              Instituto Costarricense de Electricidad,
                                   6.95%, 11/10/21 (144A)                                    8,809,475
            4,750,000              InterGen NV, 7.0%, 6/30/23 (144A)                         4,595,625
            3,039,477              Kiowa Power Partners LLC, 5.737%,
                                   3/30/21 (144A)                                            3,300,873
            2,545,561              Panoche Energy Center LLC, 6.885%,
                                   7/31/29 (144A)                                            3,020,929
            7,850,000              Star Energy Geothermal Wayang Windu, Ltd.,
                                   6.125%, 3/27/20 (144A)                                    8,007,000
            4,130,000              TerraForm Power Operating LLC, 5.875%,
                                   2/1/23 (144A)                                             4,284,875
                                                                                        --------------
                                                                                        $   48,604,516
                                                                                        --------------
                                   Total Utilities                                      $  193,119,889
------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $2,893,860,200)                                $2,950,791,118
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS -- 18.0%
          155,303,646              Fannie Mae, 3.5%, 4/20/15-7/1/43                     $  163,704,446
          209,814,425              Fannie Mae, 4.0%, 5/13/15-5/1/44                        225,162,101
          206,147,823              Fannie Mae, 4.5%, 3/1/35-2/1/44                         225,532,932
          147,252,808              Fannie Mae, 5.0%, 1/1/39-1/1/45                         163,694,569
            1,407,146              Fannie Mae, 5.5%, 3/1/21-4/1/36                           1,566,299
            1,608,243              Fannie Mae, 6.0%, 7/1/17-7/1/38                           1,837,216
               33,672              Fannie Mae, 6.5%, 4/1/29-11/1/32                             38,817
                2,490              Fannie Mae, 7.0%, 5/1/28-7/1/31                               2,887
                1,058              Fannie Mae, 7.5%, 1/1/28                                      1,196
           24,442,958              Federal Home Loan Mortgage Corp., 3.5%,
                                   11/1/28-3/1/45                                           25,877,528
           42,301,723              Federal Home Loan Mortgage Corp., 4.0%,
                                   1/1/44-7/1/44                                            45,248,678
           11,940,489              Federal Home Loan Mortgage Corp., 4.5%,
                                   10/1/35-5/1/44                                           13,013,155
           12,806,969              Federal Home Loan Mortgage Corp., 5.0%,
                                   12/1/21-11/1/39                                          14,223,059
                4,564              Federal Home Loan Mortgage Corp., 5.5%,
                                   10/1/16                                                       4,786
            1,036,502              Federal Home Loan Mortgage Corp., 6.0%,
                                   6/1/17-12/1/37                                            1,168,012
                2,375              Federal Home Loan Mortgage Corp., 6.5%,
                                   9/1/32                                                        2,721
            1,131,640              Federal National Mortgage Association,
                                   4.0%, 8/1/44                                              1,210,468
              877,513              Federal National Mortgage Association,
                                   5.0%, 12/1/41                                               978,549
           48,271,829              Government National Mortgage Association I,
                                   3.5%, 7/15/42-10/15/44                                   50,892,639
           72,905,803              Government National Mortgage Association I,
                                   4.0%, 3/15/39-12/15/44                                   78,305,296
           23,766,279              Government National Mortgage Association I,
                                   4.5%, 9/15/33-8/15/41                                    26,324,290
              994,608              Government National Mortgage Association I,
                                   5.0%, 11/15/16-9/15/33                                    1,097,089
              860,630              Government National Mortgage Association I,
                                   5.125%, 10/15/38                                            966,949
            4,265,682              Government National Mortgage Association I,
                                   5.5%, 2/15/37-12/15/35                                    4,784,799
              389,166              Government National Mortgage Association I,
                                   5.75%, 10/15/38                                             441,340
            4,380,971              Government National Mortgage Association I,
                                   6.0%, 5/15/16-7/15/38                                     5,001,829
              389,575              Government National Mortgage Association I,
                                   6.5%, 1/15/29-10/15/32                                      450,506

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 59

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   U.S. Government and Agency
                                   Obligations -- (continued)
               13,829              Government National Mortgage Association I,
                                   7.0%, 5/15/29-6/15/31                                $       14,575
                  118              Government National Mortgage Association I,
                                   7.5%, 8/15/29                                                   120
           14,428,605              Government National Mortgage Association II,
                                   4.0%, 10/20/44                                           15,465,264
           10,004,861              Government National Mortgage Association II,
                                   4.5%, 1/20/35-9/20/41                                    10,916,482
              189,757              Government National Mortgage Association II,
                                   5.5%, 3/20/34-10/20/37                                      214,867
              327,171              Government National Mortgage Association II,
                                   6.0%, 5/20//32-10/20/33                                     379,991
                  357              Government National Mortgage Association II,
                                   6.5%, 1/20/28                                                  423
                5,718              Government National Mortgage Association II,
                                   7.0%, 1/20/29                                                 6,951
            5,000,000              U.S. Treasury Bonds, 3.0%, 11/15/44                       5,478,515
           25,000,000              U.S. Treasury Bonds, 3.625%, 8/15/43                     30,550,775
           10,750,000              U.S. Treasury Bonds, 3.75%, 8/15/41                      13,360,229
            3,290,000              U.S. Treasury Bonds, 4.375%, 11/15/39                     4,431,732
            5,300,000              U.S. Treasury Bonds, 4.375%, 5/15/41                      7,223,736
          145,742,819              U.S. Treasury Inflation Indexed Bonds,
                                   0.125%, 7/15/24                                         145,685,830
                                                                                        --------------
                                                                                        $1,285,261,646
------------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT AND
                                   AGENCY OBLIGATIONS
                                   (Cost $1,250,444,402)                                $1,285,261,646
------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 3.8%
           17,900,000              Brazil Minas SPE via State of Minas Gerais,
                                   5.333%, 2/15/28 (144A)                               $   17,094,500
            7,900,000              Croatia Government International Bond, 5.5%,
                                   4/4/23 (144A)                                             8,383,875
  IDR  26,365,000,000              Indonesia Treasury Bond, 6.125%, 5/15/28                  1,771,446
  IDR  34,113,000,000              Indonesia Treasury Bond, 7.0%, 5/15/22                    2,555,540
  IDR  23,752,000,000              Indonesia Treasury Bond, 7.0%, 5/15/27                    1,736,666
  IDR 222,011,000,000              Indonesia Treasury Bond, 8.25%, 6/15/32                  17,743,900
            4,865,000              Ivory Coast Government International Bond,
                                   6.375%, 3/3/28 (144A)                                     4,792,025
            4,385,000              Kenya Government International Bond,
                                   5.875%, 6/24/19 (144A)                                    4,513,261
  MXN     272,040,000              Mexican Bonos, 6.5%, 6/9/22                              18,647,691
  MXN      46,890,000              Mexican Bonos, 7.5%, 6/3/27                               3,412,463
  MXN     323,625,050              Mexican Udibonos, 2.0%, 6/9/22                           20,298,461
  MXN     235,036,137              Mexican Udibonos, 3.5%, 12/14/17                         16,227,902


The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Foreign Government Bonds -- (continued)
NOK        63,500,000              Norway Government Bond, 2.0%, 5/24/23                $    8,260,509
NOK       118,980,000              Norway Government Bond, 4.5%, 5/22/19                    16,833,755
NOK       467,360,000              Norway Government Bond, 5.0%, 5/15/15                    58,224,085
PLN        13,000,000              Poland Government Bond, 5.5%, 4/25/15                     3,436,000
            6,700,000              Poland Government International Bond,
                                   4.0%, 1/22/24                                             7,356,600
            4,035,640              Province of Salta Argentina, 9.5%,
                                   3/16/22 (144A)                                            3,914,571
            1,748,000              Provincia de Neuquen Argentina, 7.875%,
                                   4/26/21 (144A)                                            1,713,477
RON        83,320,000              Romania Government Bond, 5.85%, 4/26/23                  24,166,888
RON        34,800,000              Romania Government Bond, 5.95%, 6/11/21                  10,002,453
RUB     1,335,681,000              Russian Federal Bond -- OFZ, 7.0%, 8/16/23               17,326,240
RUB            25,000              Russian Federal Bond -- OFZ, 7.6%, 7/20/22                      341
            5,135,000              Zambia Government International Bond,
                                   5.375%, 9/20/22 (144A)                                    4,686,971
                                                                                        --------------
                                                                                        $  273,099,620
------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $334,792,665)                                  $  273,099,620
------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 3.3%
                                   Municipal Airport -- 0.1%
            3,450,000              Indianapolis Airport Authority, 5.1%, 1/15/17        $    3,702,712
------------------------------------------------------------------------------------------------------
                                   Municipal Development -- 0.7%
            7,050,000       5.90   Brazos Harbor Industrial Development Corp.,
                                   Floating Rate Note, 5/1/38                           $    7,729,408
            7,370,000              Louisiana Local Government Environmental
                                   Facilities & Community Development Authority,
                                   6.75%, 11/1/32                                            8,235,091
           19,893,000               New Jersey Economic Development Authority,
                                   2/15/18 (d)                                              18,771,234
            8,470,000              Parish of St. John the Baptist Louisiana,
                                   5.125%, 6/1/37                                            8,919,418
            3,700,000              Selma Industrial Development Board,
                                   6.25%, 11/1/33                                            4,383,538
                                                                                        --------------
                                                                                        $   48,038,689
------------------------------------------------------------------------------------------------------
                                   Municipal Education -- 0.0%+
            2,300,000              Amherst College, 3.794%, 11/1/42                     $    2,361,134
------------------------------------------------------------------------------------------------------
                                   Municipal General -- 1.2%
           17,600,000              JobsOhio Beverage System, 3.985%, 1/1/29             $   19,034,400
            4,480,000              JobsOhio Beverage System, 4.532%, 1/1/35                  5,044,301
            3,700,000              Maryland Health & Higher Educational
                                   Facilities Authority, 5.0%, 7/1/41                        4,191,656
            6,550,000              Massachusetts Development Finance Agency,
                                   5.25%, 4/1/37                                             7,572,520

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 61

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Municipal General -- (continued)
            2,075,000              Massachusetts Development Finance Agency,
                                   Broad Institute -Series A, 5.375%, 4/1/41            $    2,350,456
           10,540,000              New Jersey Transportation Trust Fund Authority,
                                   Transportation System-Series A, 5.5%, 6/15/41            11,900,398
            1,400,000              New York City Transitional Finance Authority
                                   Future Tax Secured Revenue, 5.0%, 11/1/33                 1,624,000
            2,550,000              State of Washington, 3.0%, 7/1/28                         2,582,002
            4,585,000              Texas Municipal Gas Acquisition & Supply
                                   Corp., III, 5.0%, 12/15/30                                5,088,250
            9,165,000              Texas Municipal Gas Acquisition & Supply
                                   Corp., III, 5.0%, 12/15/31                               10,131,633
            7,500,000              Virginia Commonwealth Transportation Board,
                                   4.0%, 5/15/31                                             8,044,875
            7,500,000              Virginia Commonwealth Transportation Board,
                                   4.0%, 5/15/32                                             8,020,275
                                                                                        --------------
                                                                                        $   85,584,766
------------------------------------------------------------------------------------------------------
                                   Higher Municipal Education -- 0.5%
            4,550,000              Baylor University, 4.313%, 3/1/42                    $    4,993,989
            8,675,000              California Educational Facilities Authority,
                                   5.0%, 6/1/43                                             12,019,560
            4,550,000              Massachusetts Health & Educational
                                   Facilities Authority, Massachusetts Institute of
                                   Technology -Series K, 5.5%, 7/1/32                        6,266,897
            4,025,000              Massachusetts Institute of Technology,
                                   5.6%, 7/1/11                                              5,482,682
            2,550,000              Permanent University Fund, 5.0%, 7/1/30                   3,115,462
            2,210,000              The University of Texas System, 5.0%, 8/15/43             2,542,892
            2,800,000              University of Southern California, 5.25%, 10/1/11         3,764,323
                                                                                        --------------
                                                                                        $   38,185,805
------------------------------------------------------------------------------------------------------
                                   Municipal Medical -- 0.1%
            4,250,000              New Hampshire Health and Education Facilities
                                   Authority Act, 6.5%, 1/1/41                          $    5,032,468
------------------------------------------------------------------------------------------------------
                                   Municipal Pollution -- 0.3%
            4,450,000       5.20   Gulf Coast Waste Disposal Authority, Floating
                                   Rate Note, 5/1/28                                    $    4,626,576
           15,970,000              Port Freeport Texas, 5.95%, 5/15/33                      17,889,434
            1,400,000       4.90   Yavapai County Industrial Development
                                   Authority, Floating Rate Note, 3/1/28                     1,448,986
                                                                                        --------------
                                                                                        $   23,964,996
------------------------------------------------------------------------------------------------------
                                   Municipal School District -- 0.2%
           11,120,000              North East Independent School District Texas,
                                   5.25%, 2/1/31                                        $   14,468,121
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Municipal Transportation -- 0.0%+
            2,620,000              Port Authority of New York & New Jersey,
                                   4.458%, 10/1/62                                      $    2,865,363
------------------------------------------------------------------------------------------------------
                                   Municipal Obligation -- 0.2%
            5,440,000              Washington Suburban Sanitary Commission,
                                   4.0%, 6/1/43                                         $    5,747,741
            5,240,000              Washington Suburban Sanitary Commission,
                                   4.0%, 6/1/44                                              5,532,182
                                                                                        --------------
                                                                                        $   11,279,923
------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $212,556,349)                                  $  235,483,977
------------------------------------------------------------------------------------------------------
                                   SENIOR FLOATING RATE LOAN
                                   INTERESTS -- 10.2%**
                                   ENERGY -- 0.2%
                                   Oil & Gas Drilling -- 0.0%+
            4,061,447       6.00   Drillships Financing Holding, Inc., Tranche B-1
                                   Term Loan, 3/31/21                                   $    3,111,068
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.1%
            5,710,000       8.38   Fieldwood Energy LLC, Closing Date Loan
                                   (Second Lien), 9/30/20                               $    4,202,206
------------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.0%+
            2,863,606       4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16        $    2,856,447
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.1%
            3,656,667       3.50   EP Energy LLC, Tranche B-3 Loan, 5/24/18             $    3,534,779
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.0%+
            2,686,940       4.25   Pilot Travel Centers LLC, Initial Tranche B,
                                   9/30/21                                              $    2,713,809
------------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.0%+
            1,135,833      18.15   Bumi Resources Tbk PT, Term Loan, 8/15/13            $      414,579
            1,392,235       8.15   Long Haul Holdings, Ltd., Facility B Loan,
                                   11/17/13                                                    508,166
                                                                                        --------------
                                                                                        $      922,745
                                                                                        --------------
                                   Total Energy                                         $   17,341,054
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 1.0%
                                   Commodity Chemicals -- 0.0%+
            1,725,334       4.00   Tronox Pigments BV, New Term Loan, 3/19/20           $    1,727,815
------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.1%
              562,257       4.25   OXEA S.a.r.l., Tranche B-2 Term Loan (First Lien),
                                   1/15/20                                              $      547,146
            6,395,361       5.00   Univar, Term B Loan, 2/14/17                              6,396,858
                                                                                        --------------
                                                                                        $    6,944,004
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 63

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.3%
            5,480,859       3.75   Axalta Coating Systems US Holdings, Inc.,
                                   Refinanced Term B Loan, 2/1/20                       $    5,455,949
            1,321,688       4.75   Macdermid, Inc., 1st Lien Term Loan B2, 6/7/20            1,332,261
            5,068,021       4.50   MacDermid, Inc., Tranche B Term Loan (First
                                   Lien), 6/7/20                                             5,095,621
            1,391,367       4.25   OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18            1,387,889
            6,207,125       4.00   PQ Corp., 2014 Term Loan, 8/7/17                          6,192,315
              276,973       2.75   WR Grace & Co-Conn, Delayed Draw Term
                                   Loan, 1/23/21                                               277,394
              769,695       2.75   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                 770,863
                                                                                        --------------
                                                                                        $   20,512,292
------------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.1%
            5,333,544       4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                                   Loan, 8/30/20                                        $    5,350,211
------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.0%+
            1,151,300       5.50   BWay Intermediate, Initial Term Loan, 8/14/20        $    1,162,093
------------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.1%
            4,137,625       5.25   Coveris Holdings SA, USD Term Loan, 4/14/19          $    4,166,071
            1,262,503       4.75   Kleopatra Acquisition Corp., Term B-1 Loan,
                                   12/21/16                                                  1,270,656
                                                                                        --------------
                                                                                        $    5,436,727
------------------------------------------------------------------------------------------------------
                                   Aluminum -- 0.1%
            1,047,600       5.75   Noranda Aluminum Acquisition Corp., Term B
                                   Loan, 2/28/19                                        $      979,506
            3,562,440       3.75   Novelis, Inc., Initial Term Loan, 3/10/17                 3,564,296
                                                                                        --------------
                                                                                        $    4,543,802
------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.0%+
            2,787,991       3.75   Fortescue Metals Group, Ltd., Bank
                                   Loan, 6/30/19                                        $    2,528,111
            1,892,000       4.00   US Silica Co., Term Loan, 7/23/20                         1,816,320
                                                                                        --------------
                                                                                        $    4,344,431
------------------------------------------------------------------------------------------------------
                                   Steel -- 0.1%
            1,687,250       4.50   Atkore International, Inc., Term Loan (First
                                   Lien), 3/27/21                                       $    1,670,378
            4,753,619       7.50   Essar Steel Algoma Inc., Initial Term
                                   Loan, 8/9/19                                              4,567,434
                                                                                        --------------
                                                                                        $    6,237,812
------------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.2%
           14,948,547       5.75   Appvion, Inc., Term Commitment, 6/28/19              $   13,995,577
            2,288,500       4.75   Ranpak Corp., USD Term Loan, 10/1/21                      2,298,988
                                                                                        --------------
                                                                                        $   16,294,565
                                                                                        --------------
                                   Total Materials                                      $   72,553,752
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.0%
                                   Metal & Glass Containers -- 0.0%+
            1,041,162       5.50   Pro Mach Group, Inc., Dollar Term
                                   Loan, 10/22/21                                       $    1,050,109
------------------------------------------------------------------------------------------------------
                                   Aerospace & Defense -- 0.5%
            2,294,168       4.00   Accudyne Industries Borrower SCA, Refinancing
                                   Term Loan, 12/13/19                                  $    2,182,328
            1,485,000       4.25   CPI International, Inc., Term B Loan, 11/17/17            1,488,712
            6,889,694       5.00   DAE Aviation Holdings, Inc., Replacement
                                   Tranche B-1 Loan, 11/2/18                                 6,923,074
            8,557,439       3.75   DigitalGlobe, Inc., Term Loan, 1/25/20                    8,580,929
            2,143,781       6.25   DynCorp International, Inc., Term Loan, 7/7/16            2,133,062
            3,123,266       5.00   Standard Aero, Ltd., Replacement Tranche B-2
                                   Loan, 11/2/18                                             3,125,867
            4,035,435       7.00   TASC, Inc., First Lien Term Loan, 2/28/17                 4,106,055
            5,043,566       5.75   The SI Organization, Inc., Term Loan (First
                                   Lien), 11/19/19                                           5,076,667
              336,090       5.75   Vencore, Inc (The SI Organization, Inc.),
                                   11/23/19                                                    338,296
                                                                                        --------------
                                                                                        $   33,954,990
------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.2%
            2,291,648       4.25   NCI Building Systems, Inc., Tranche B Term
                                   Loan, 6/24/19                                        $    2,291,648
            3,401,520       3.50   Nortek, Inc., Term Loan, 10/30/20                         3,390,182
              973,869       5.00   Summit Materials LLC, Term B Loan, 1/30/19                  977,115
            1,412,574       4.25   Unifrax Corp., New Term B Loan, 12/31/19                  1,411,161
EURO        3,885,507       5.25   Unifrax I LLC, New Euro Term Loan, 11/28/18               4,209,618
                                                                                        --------------
                                                                                        $   12,279,724
------------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.0%+
            3,400,578       6.75   International Equipment Solutions LLC, Initial
                                   Loan, 8/16/19                                        $    3,411,205
------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.1%
            2,697,039       5.25   Pelican Products, Inc., Term Loan (First
                                   Lien), 4/8/20                                        $    2,691,140
            2,774,751       6.00   WireCo WorldGroup, Inc., Term Loan, 2/15/17               2,774,751
                                                                                        --------------
                                                                                        $    5,465,891
------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.0%+
              534,217       4.25   CeramTec Acquisition Corp., Initial Dollar
                                   Term B-2 Loan, 8/30/20                               $      535,887
            1,581,199       4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20              1,586,140
            1,894,826       4.50   Doosan Infracore, Tranche B Term, 5/28/21                 1,918,511
                                                                                        --------------
                                                                                        $    4,040,538
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 65

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 0.0%+
              400,000       5.75   Navistar, Inc., Tranche B Term Loan, 8/17/17         $      402,417
            1,639,102       3.50   Terex Corp., U.S. Term Loan, 8/13/21                      1,644,224
                                                                                        --------------
                                                                                        $    2,046,641
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
            3,284,598       6.00   NN, Inc., Term Loan, 8/27/21                         $    3,298,968
            1,100,000       4.25   Schaeffler AG, Facility B-USD, 5/15/20                    1,109,109
            1,575,211       5.25   Tank Holding Corp., Initial Term Loan, 7/9/19             1,583,087
              786,007       5.75   Xerium Technologies, Inc., New Term
                                   Loan, 5/17/19                                               795,832
                                                                                        --------------
                                                                                        $    6,786,996
------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.1%
            4,599,670       3.75   WESCO Distribution, Inc., Tranche B-1 Loan,
                                   12/12/19                                             $    4,613,087
                                                                                        --------------
                                   Total Capital Goods                                  $   73,649,181
------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                                   Environmental & Facilities Services -- 0.1%
            2,675,000       4.25   Waste Industries USA, Inc., 1st Lien Term
                                   Loan B, 2/20/20                                      $    2,686,703
            3,656,900       4.00   WCA Waste Corp., Term Loan, 3/23/18                       3,635,569
                                                                                        --------------
                                                                                        $    6,322,272
------------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.0%+
            2,252,369       6.26   Language Line LLC, Tranche B Term
                                   Loan, 6/20/16                                        $    2,244,979
------------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.2%
            1,304,303       4.25   Allied Security Holdings LLC, Closing Date
                                   Term Loan (First Lien), 2/12/21                      $    1,306,545
            1,048,591       4.00   Garda World Security Corp., Term B
                                   Loan, 11/8/20                                             1,045,532
            4,099,038       4.00   Garda World Security Corp., Term B Loan,
                                   11/1/20                                                   4,087,081
            7,484,750       4.25   Monitronics International, Inc., Term B
                                   Loan, 3/23/18                                             7,502,294
            2,282,315       4.25   Protection One, Inc., Term Loan (2012), 3/21/19           2,285,642
                                                                                        --------------
                                                                                        $   16,227,094
------------------------------------------------------------------------------------------------------
                                   Human Resource & Employment
                                   Services -- 0.1%
            3,419,750       3.50   On Assignment, Inc., Initial Term B
                                   Loan, 5/15/20                                        $    3,421,176
------------------------------------------------------------------------------------------------------
                                   Research & Consulting Services -- 0.0%+
            1,262,958       5.00   Wyle, Tranche B Loan (First Lien), 5/22/21           $    1,264,143
                                                                                        --------------
                                   Total Commercial Services & Supplies                 $   29,479,664
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                       Value
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.2%
                                   Air Freight & Logistics -- 0.0%+
            2,593,800       6.75   Ozburn-Hessey Holding Co., LLC, Term
                                   Loan, 5/23/19                                        $    2,606,769
------------------------------------------------------------------------------------------------------
                                   Airlines -- 0.1%
            5,263,443       3.25   Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                   10/18/18                                             $    5,269,080
              980,000       3.50   United Airlines, Inc., Class B Term Loan, 4/1/19             977,550
            1,114,795       3.50   US Airways, Inc., Tranche B-1 Term Loan
                                   (Consenting), 5/23/19                                     1,113,601
              357,991       3.00   US Airways, Inc., Tranche B-2 Term Loan
                                   (Consenting), 11/23/16                                      357,693
                                                                                        --------------
                                                                                        $    7,717,924
------------------------------------------------------------------------------------------------------
                                   Marine -- 0.1%
            3,302,553       5.25   Navios Maritime Partners LP, Term Loan, 6/27/18       $    3,331,451
                                                                                        --------------
                                   Total Transportation                                 $   13,656,144
------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.9%
                                   Auto Parts & Equipment -- 0.5%
            2,934,611       3.50   Allison Transmission, Inc., Term B-3
                                   Loan, 8/23/19                                        $    2,939,503
            3,914,244       4.00   Cooper Standard Intermediate Holdco 2 LLC,
                                   Term Loan, 3/28/21                                        3,910,819
            1,607,850       5.50   Henniges Automotive Holdings, Inc., Tranche B
                                   Term Loan (First Lien), 6/11/21                           1,623,928
            7,546,257       4.25   MPG Holdco I, Inc., Initial Term Loan, 10/20/21           7,594,070
            8,519,164       4.25   Remy International, Inc., Term B Loan
                                   2013, 3/5/20                                              8,551,111
            9,148,516       4.25   TI Group Automotive Systems LLC, Term Loan
                                   Facility, 7/1/21                                          9,156,137
            2,001,175       5.50   UCI International, Inc., Term Loan, 7/26/17               1,973,659
                                                                                        --------------
                                                                                        $   35,749,227
------------------------------------------------------------------------------------------------------
                                   Tires & Rubber -- 0.1%
            8,270,833       4.75   The Goodyear Tire & Rubber Co., Term Loan
                                   (Second Lien), 3/27/19                               $    8,354,832
------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.3%
           18,178,019       3.50   Chrysler Group LLC, Term Loan B, 5/24/17             $   18,189,344
            1,791,000       6.00   Crown Group LLC, Term Loan (First Lien),
                                   9/30/20                                                   1,780,926
                                                                                        --------------
                                                                                        $   19,970,270
                                                                                        --------------
                                   Total Automobiles & Components                       $   64,074,329
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.1%
                                   Home Furnishings -- 0.0%+
            2,306,880       3.50   Tempur Sealy International, Inc., New Term B
                                   Loan, 3/18/20                                        $    2,312,168
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 67

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                      Value
------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.0%+
            3,679,008       4.50   Reynolds Group Holdings, Inc., Incremental U.S.
                                   Term Loan, 12/31/18                                  $    3,699,702
------------------------------------------------------------------------------------------------------
                                   Leisure Products -- 0.1%
            4,000,000       4.00   Bombardier Recreational Products, Inc., Term B
                                   Loan, 1/30/19                                        $    4,000,832
                                                                                        --------------
                                   Total Consumer Durables & Apparel                    $   10,012,702
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.5%
                                   Casinos & Gaming -- 0.2%
            4,748,815       3.75   Pinnacle Entertainment, Inc., Tranche B-2 Term
                                   Loan, 8/13/20                                        $    4,755,245
           10,423,875       6.00   Scientific Games, Initial Term B-2, 10/1/21              10,461,516
                                                                                        --------------
                                                                                        $   15,216,761
------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.1%
            3,860,467       4.50   Sabre GLBL, Inc., Incremental Term
                                   Loan, 2/19/19                                        $    3,869,636
            2,992,347       4.00   Sabre GLBL, Inc., Term B Loan, 2/19/19                    2,998,894
                                                                                        --------------
                                                                                        $    6,868,530
------------------------------------------------------------------------------------------------------
                                   Leisure Facilities -- 0.1%
            4,910,573       5.50   L.A. Fitness International, LLC, Tranche B Term
                                   Loan (First Lien), 4/25/20                           $    4,591,386
            1,060,216       3.50   Six Flags Theme Parks, Inc., Tranche B Term
                                   Loan, 12/20/18                                            1,066,401
                                                                                        --------------
                                                                                        $    5,657,787
------------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.1%
            7,970,657       4.00   Landry's, Inc., B Term Loan, 4/24/18                 $    7,995,565
------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.0%+
            2,572,006       4.00   Weight Watchers International, Inc., Initial
                                   Tranche B-2 Term Loan, 4/2/20                        $    1,384,866
                                                                                        --------------
                                   Total Consumer Services                              $   37,123,509
------------------------------------------------------------------------------------------------------
                                   MEDIA -- 1.1%
                                   Advertising -- 0.2%
            7,445,472       6.75   Affinion Group, Inc., Tranche B Term
                                   Loan, 4/30/18                                        $    7,077,852
            4,761,520       4.75   Getty Images, Inc., Initial Term Loan, 10/18/19           4,027,056
                                                                                        --------------
                                                                                        $   11,104,908
------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.1%
            1,340,562       4.00   Entercom Radio LLC, Term B-2 Loan, 11/23/18          $    1,343,913
            2,204,579       4.00   Univision Communications, Inc., 2013
                                   Incremental Term Loan, 3/1/20                             2,202,972
            6,931,756       4.00   Univision Communications, Inc., Replacement
                                   First-Lien Term Loan, 3/1/20                              6,928,505
                                                                                        --------------
                                                                                        $   10,475,390
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.6%
            1,877,608       3.50   Cequel Communications LLC, Term
                                   Loan, 2/14/19                                        $    1,882,595
            3,772,800       3.25   MCC Iowa LLC, Tranche H Term Loan, 1/29/21                3,752,759
            6,631,981       3.50   Telesat Canada, U.S. Term B Loan, 3/28/19                 6,627,783
           21,635,227       3.50   Virgin Media Investment Holdings, Ltd., New
                                   Term B Loan, 2/6/20                                      21,636,720
            2,743,404       3.50   Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22            2,728,831
            2,588,511       3.50   Ziggo BV, Tranche B-1 Term Loan (First
                                   Lien), 1/15/22                                            2,574,760
            1,668,085       3.39   Ziggo BV, Tranche B-2 Term Loan (First
                                   Lien), 1/15/22                                            1,659,224
                                                                                        --------------
                                                                                        $   40,862,672
------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
            1,721,100       3.75   Cinedigm Digital Funding I LLC, Term
                                   Loan, 2/28/18                                        $    1,727,555
            3,252,800       3.75   Rovi Solutions Corp., Term B Loan, 7/2/21                 3,244,668
            4,878,213       3.75   WMG Acquisition Corp., Tranche B Refinancing
                                   Term Loan, 7/1/20                                         4,770,892
                                                                                        --------------
                                                                                        $    9,743,115
------------------------------------------------------------------------------------------------------
                                   Publishing -- 0.1%
            1,664,226       4.25   Houghton Mifflin Harcourt Publishers, Inc.,
                                   Term Loan, 5/22/18                                   $    1,658,679
            4,230,346       4.75   Interactive Data Corp., Tranche B Term Loan
                                   (First Lien), 4/24/21                                     4,256,126
            1,065,072       3.75   MTL Publishing LLC, Term B-2 Loan, 6/29/18                1,065,294
                                                                                        --------------
                                                                                        $    6,980,099
                                                                                        --------------
                                   Total Media                                          $   79,166,184
------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.3%
                                   General Merchandise Stores -- 0.0%+
            2,375,000       4.25   Dollar Tree Air, Inc., 1st Lien Term Loan B, 2/6/22  $    2,402,833
------------------------------------------------------------------------------------------------------
                                   Computer & Electronics Retail -- 0.1%
            1,795,466       3.75   Rent-A-Center, Inc., Term Loan (2014), 2/6/21        $    1,759,557
            1,900,499      14.75   Targus Group International, Inc., Term
                                   Loan, 5/24/16                                             1,539,404
                                                                                        --------------
                                                                                        $    3,298,961
------------------------------------------------------------------------------------------------------
                                   Home Improvement Retail -- 0.0%+
            1,336,364       4.50   Apex Tool Group LLC, Term Loan, 2/1/20               $    1,314,231
------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.1%
            5,206,830       5.00   Petsmart, Inc., 1st Lien Term Loan B, 2/18/22        $    5,251,208
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 69

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Automotive Retail -- 0.1%
            7,520,374       5.75   CWGS Group LLC, Term Loan, 2/20/20                   $    7,593,232
            1,221,875       4.00   The Hertz Corp., Tranche B1 Term Loan, 3/11/18            1,223,021
                                                                                        --------------
                                                                                        $    8,816,253
                                                                                        --------------
                                   Total Retailing                                      $   21,083,486
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.1%
                                   Food Distributors -- 0.0%+
            1,353,281       5.75   AdvancePierre Foods, Inc., Term Loan (First
                                   Lien), 7/10/17                                       $    1,357,299
              491,646       4.25   Del Monte Foods Consumer Products, Inc., Term
                                   Loan (First Lien), 11/26/20                                 468,703
                                                                                        --------------
                                                                                        $    1,826,002
------------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.1%
            1,500,000       5.53   Albertsons LLC 1st Lien Term Loan, 8/11/21           $    1,514,166
            1,995,000       5.38   Albertsons LLC, Term B-2 Loan, 3/21/19                    2,009,651
            1,840,750       4.75   New Albertson's, Inc., Term Loan (First
                                   Lien), 6/24/21                                            1,847,653
                                                                                        --------------
                                                                                        $    5,371,470
                                                                                        --------------
                                   Total Food & Staples Retailing                       $    7,197,472
------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.1%
                                   Packaged Foods & Meats -- 0.1%
            3,225,905       5.00   CSM Bakery Solutions LLC, Term Loan (First
                                   Lien), 7/3/20                                        $    3,224,899
            3,268,199       4.50   Dole Food Co., Inc., Tranche B Term Loan,
                                   10/25/18                                                  3,270,242
                                                                                        --------------
                                                                                        $    6,495,141
                                                                                        --------------
                                   Total Food, Beverage & Tobacco                       $    6,495,141
------------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                   Household Products -- 0.1%
CAD           190,021       5.02   Spectrum Brands Canada, Inc., Initial Canadian
                                   Term Loan, 12/17/19                                  $      149,404
              196,648       3.50   Spectrum Brands, Inc., Tranche C Term Loan,
                                   8/13/19                                                     196,968
            3,092,118       4.02   SRAM LLC, Term Loan (First Lien), 4/10/20                 3,092,118
            1,155,953       4.50   WASH Multifamily Laundry Systems LLC, U.S.
                                   Term Loan, 2/21/19                                        1,157,398
                                                                                        --------------
                                                                                        $    4,595,888
------------------------------------------------------------------------------------------------------
                                   Personal Products -- 0.1%
              488,764       4.12   Prestige Brands, Inc., Term B-1 Loan, 1/31/19        $      490,750
            4,569,814       4.50   Prestige Brands, Inc., Term B-2 Loan, 8/18/21             4,593,806

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                       Value
------------------------------------------------------------------------------------------------------
                                   Personal Products -- (continued)
            1,836,633       4.00   Revlon Consumer Products Corp., Acquisition
                                   Term Loan, 8/19/19                                   $    1,838,642
            2,689,539       3.25   Revlon Consumer Products Corp., Replacement
                                   Term Loan, 11/19/17                                       2,686,596
                                                                                        --------------
                                                                                        $    9,609,794
                                                                                        --------------
                                   Total Household & Personal Products                  $   14,205,682
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                                   Health Care Equipment -- 0.1%
              498,741       4.50   Accellent, Inc., Initial Term Loan (First Lien),
                                   2/21/21                                              $      496,169
            8,556,265       4.50   Kinetic Concepts, Inc., Term DTL-E1 loan,
                                   5/4/18                                                    8,599,046
                                                                                        --------------
                                                                                        $    9,095,215
------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 0.1%
            8,325,853       5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                $    8,370,088
------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.6%
            2,246,643       6.50   AccentCare, Inc., Term Loan, 12/22/16                $    2,145,544
            3,350,343       4.25   Alliance HealthCare Services, Inc., Initial
                                   Term Loan, 6/3/19                                         3,344,061
            1,735,301       6.75   Ardent Medical Services, Inc., 1st Lien Term
                                   Loan, 5/2/18                                              1,744,248
            2,589,552       6.50   BioScrip, Inc., Term Loan, 7/31/20                        2,573,367
            4,315,919       6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20              4,288,945
            5,890,801       3.50   DaVita HealthCare Partners, Inc., Tranche B
                                   Loan (First Lien), 6/19/21                                5,912,367
            1,954,290       4.00   Envision Healthcare Corp., Initial Term
                                   Loan, 5/25/18                                             1,963,145
              383,644       7.75   inVentiv Health, Inc., Term B-3 Loan, 5/15/18               383,963
              673,300       4.25   National Mentor Holdings, Inc., Tranche B
                                   Term Loan, 1/31/21                                          674,773
            1,552,722       8.00   Rural, Term Loan, 6/30/18                                 1,436,268
            1,940,250       4.50   STHI Holding Corp., Initial Term Loan, 8/6/21             1,941,463
            7,352,132       4.50   Truven Health Analytics, Inc., New Tranche B
                                   Term Loan, 6/6/19                                         7,354,338
            4,677,759       7.25   Virtual Radiologic Corp., Term Loan A, 12/22/16           3,824,068
            2,406,250       7.25   Virtual Radiologic Corp., Term Loan B, 12/22/16           1,970,117
                                                                                        --------------
                                                                                        $   39,556,667
------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.4%
              977,550       5.25   Capella Healthcare, Inc., Tranche B Term Loan
                                   (First Lien), 12/31/21                               $      986,104
            6,098,406       4.25   CHS, 2021 Term D Loan, 1/27/21                            6,135,252
            6,197,316       4.50   IASIS Healthcare LLC, Term B-2 Loan, 5/3/18               6,218,232
            8,617,315       4.25   Kindred Healthcare, Inc., Tranche B Loan (First
                                   Lien), 4/10/21                                            8,669,380

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 71

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- (continued)
            3,185,385       6.00   RegionalCare Hospital Partners, Inc., Term
                                   Loan (First Lien), 4/21/19                           $    3,201,312
            1,992,902       3.75   Select Medical Corp., Series E Tranche B
                                   Term Loan, 6/1/18                                         1,995,393
            2,210,625       6.75   Steward Health Care System LLC, Term
                                   Loan, 4/10/20                                             2,207,143
                                                                                        --------------
                                                                                        $   29,412,816
------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.1%
            1,951,101       9.75   MMM Holdings, Inc., Term Loan, 10/9/17               $    1,731,602
            1,418,457       9.75   MSO of Puerto Rico, Inc., MSO Term
                                   Loan, 12/12/17                                            1,258,881
                                                                                        --------------
                                                                                        $    2,990,483
------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.1%
            3,954,363       4.00   ConvaTec, Inc., Dollar Term Loan, 12/22/16           $    3,971,616
            2,986,722       3.75   Emdeon, Inc., Term B-2 Loan, 11/2/18                      2,996,056
            1,677,878       4.00   MedAssets, Inc., Term B Loan, 12/13/19                    1,675,781
                                                                                        --------------
                                                                                        $    8,643,453
                                                                                        --------------
                                   Total Health Care Equipment & Services               $   98,068,722
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.6%
                                   Biotechnology -- 0.0%+
            1,829,559       3.50   Alkermes, Inc., 2019 Term Loan, 9/25/19              $    1,834,133
------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.5%
              206,024       3.25   Endo Luxembourg Finance I Company S.a.r.l.,
                                   Tranche B Term Loan (First Lien), 11/5/20            $    1,146,653
              268,976       3.18   Grifols Worldwide Operations USA, Inc., U.S.
                                   Tranche B Term Loam, 4/1/21                               4,356,819
            1,144,221       4.25   JLL, Initial Dollar Term Loan, 1/23/21                    2,433,920
            4,356,000       4.00   Par Pharmaceutical Companies, Inc., Term B-2
                                   Loan, 9/28/19                                             9,636,276
            2,441,550       4.25   Par Pharmaceutical, Term B-3 Loan,
                                   3.25%, 9/30/19                                            2,003,728
            9,636,276       3.25   RPI Finance Trust, Term B-3 Term Loan, 11/9/18            7,845,754
            1,995,000       5.50   Salix Pharmaceuticals, Inc., Term Loan, 12/17/19            642,129
            7,819,364       3.50   Valeant Pharmaceuticals International, Inc.,
                                   Series E1 Tranche B Term Loan, 8/5/20                     6,244,052
              641,447       4.00   Valeant Pharmaceuticals Intl, Inc., 1st Lien
                                   Term Loan B, 3/13/22                                        270,531
            6,238,200       4.00   Valeant Pharmaceuticals Intl, Inc., 1st Lien
                                   Term Loan, 3/13/22                                          207,215
                                                                                        --------------
                                                                                        $   34,787,077
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.1%
            4,751,088       4.25   Catalent Pharma Solutions, Dollar Term
                                   Loan, 5/20/21                                        $    4,777,442
                                                                                        --------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                        $   41,398,652
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.3%
                                   Other Diversified Financial Services -- 0.1%
            3,294,485       3.50   AWAS Finance Luxembourg 2012 SA, Term
                                   Loan, 7/16/18                                        $    3,302,682
            1,277,250       5.00   Livingston International, Inc., Initial Term B-1
                                   Loan (First Lien), 4/18/19                                1,265,676
            1,807,218       5.25   WorldPay, Facility B2A Term Loan, 8/6/17                  1,818,889
                                                                                        --------------
                                                                                        $    6,387,247
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.1%
            7,024,236       4.25   Mirror BidCo Corp., New Incremental Term
                                   Loan, 12/18/19                                       $    7,016,916
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.1%
            5,761,919       4.00   Trans Union LLC, 2014 Replacement Term
                                   Loan, 4/9/21                                         $    5,769,121
                                                                                        --------------
                                   Total Diversified Financials                         $   19,173,284
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.6%
                                   Insurance Brokers -- 0.4%
            2,716,350       4.50   National Financial Partners Corp., Tranche B
                                   Term Loan (First Lien), 7/1/20                       $    2,714,229
           26,273,336       4.25   USI Insurance Services LLC, Term B Loan,
                                   12/30/19                                                 26,141,969
                                                                                        --------------
                                                                                        $   28,856,198
------------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.1%
            4,769,432       3.75   CNO Financial Group, Inc., Tranche B2 Term
                                   Loan, 9/4/18                                         $    4,784,217
------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.0%+
            1,683,119       5.00   Alliant Holdings I, Inc., Initial Term
                                   Loan, 12/20/19                                       $    1,684,873
------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.1%
            1,700,000       0.00   Hyperion Insurance Group, Ltd., Term Loan 1st
                                   Lien, 3/22/26 (g)                                    $    1,712,750
            3,132,715       5.75   Confie seguros Holding II Co., Term B Loan
                                   (First Lien), 11/9/18                                     3,126,189
                                                                                        --------------
                                                                                        $    4,838,939
                                                                                        --------------
                                   Total Insurance                                      $   40,164,227
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.0%+
                                   Real Estate Services -- 0.0%+
            3,870,750       4.50   Altisource Solutions S.a.r.l., Term B Loan, 12/9/20  $    2,845,001
                                                                                        --------------
                                   Total Real Estate                                    $    2,845,001
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 73

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                       Value
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.5%
                                   IT Consulting & Other Services -- 0.2%
           11,706,700       5.75   Evergreen Skills Lux S.a.r.l., Initial Term Loan
                                   (First Lien), 4/23/21                                $   11,586,706
              728,455       4.50   Kronos, Inc., Incremental Term Loan (First
                                   Lien), 10/30/19                                             730,807
            1,252,350       4.50   PSAV Presentation Services, Tranche B Term
                                   Loan (First Lien), 1/24/21                                1,252,350
                                                                                        --------------
                                                                                        $   13,569,863
------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.0%+
            1,528,214       3.67   First Data Corp., 2018 New Dollar Term Loan,
                                   3/24/18                                              $    1,529,328
------------------------------------------------------------------------------------------------------
                                   Application Software -- 0.2%
            4,427,459       8.50   Expert Global Solutions, Inc., Term B Advance
                                   (First Lien), 4/3/18                                 $    4,431,612
            4,034,508       3.50   Verint Systems, Inc., Tranche B-2 Term Loan
                                   (First Lien), 9/6/19                                      4,037,030
            5,768,666       4.25   Vertafore, Inc., Term Loan (2013), 10/3/19                5,777,683
                                                                                        --------------
                                                                                        $   14,246,325
------------------------------------------------------------------------------------------------------
                                   Systems Software -- 0.0%+
            1,760,588       5.75   AVG Technologies NV, Term Loan, 10/15/20             $    1,759,487
------------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.1%
            2,413,235       5.25   Micro Focus International, Term Loan B, 10/7/21      $    2,419,770
                                                                                        --------------
                                   Total Software & Services                            $   33,524,773
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                   Electronic Equipment Manufacturers -- 0.0%+
            1,427,939       4.50   Sensus USA, Inc., Term Loan (First Lien), 5/9/17     $    1,429,724
            1,588,068       4.75   Zebra Technologies, Term Loan B, 9/30/21                  1,608,581
                                                                                        --------------
                                                                                        $    3,038,305
------------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.1%
            5,275,000       5.75   Mirion Technologies Finance LLC 1st Lien Term
                                   Loan B, 1/26/22                                      $    5,307,969
            1,266,944       5.00   Scitor Corp., Term Loan, 2/15/17                          1,267,208
                                                                                        --------------
                                                                                        $    6,575,177
                                                                                        --------------
                                   Total Technology Hardware & Equipment                $    9,613,482
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.1%
                                   Semiconductor Equipment -- 0.1%
            1,990,000       3.50   Sensata Technologies B.V., Third
                                   Amendment, 10/8/21                                   $    2,004,179
            1,795,466       4.75   VAT Holding AG, Term Loan, 1/28/21                        1,793,590
                                                                                        --------------
                                                                                        $    3,797,769
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   Semiconductors -- 0.0%+
            1,852,642       3.25   Microsemi Corp., Term Loan (First Lien), 3/14/21     $    1,853,568
                                                                                        --------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                            $    5,651,337
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Integrated Telecommunication Services -- 0.1%
            1,732,415       4.75   Securus Technologies Holdings, Inc., Initial Term
                                   Loan (First Lien), 4/30/20                           $    1,712,925
            1,939,592       3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18          1,938,380
                                                                                        --------------
                                                                                        $    3,651,305
------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.1%
            3,285,000       4.75   GCI Holdings, Inc., Tranche B Term Loan (First
                                   Lien), 12/22/21                                      $    3,301,425
            2,821,064       4.00   Syniverse Holdings, Inc., Initial Term Loan,
                                   4/23/19                                                   2,675,308
            4,048,090       4.00   Syniverse Holdings, Inc., Tranche B Term
                                   Loan, 4/23/19                                             3,838,937
                                                                                        --------------
                                                                                        $    9,815,670
                                                                                        --------------
                                   Total Telecommunication Services                     $   13,466,975
------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.3%
                                   Electric Utilities -- 0.1%
            3,938,542       4.75   Atlantic Power LP, Term Loan, 2/20/21                $    3,963,158
            1,402,408       3.00   Calpine Construction Finance Co., LP, Term B-1
                                   Loan, 5/3/20                                              1,385,973
            2,059,259       4.25   Star West Generation LLC, Term B Advance,
                                   3/13/20                                                   2,064,407
                                                                                        --------------
                                                                                        $    7,413,538
------------------------------------------------------------------------------------------------------
                                   Independent Power Producers &
                                   Energy Traders -- 0.2%
            5,371,200       4.00   Calpine Corp., Term Loan (3/11), 4/1/18              $    5,392,839
            1,072,500       4.00   Calpine Corp., Term Loan, 9/27/19                         1,076,820
            2,839,244       4.00   Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20              2,847,608
            3,888,434       3.75   NSG Holdings LLC, New Term Loan, 12/11/19                 3,883,574
                                                                                        --------------
                                                                                        $   13,200,841
                                                                                        --------------
                                   Total Utilities                                      $   20,614,379
------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                   (Cost $736,892,795)                                  $  730,559,132
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 75

------------------------------------------------------------------------------------------------------
 Principal              Floating
 Amount ($)             Rate (b)                                                        Value
------------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 1.0%
                                   Repurchase Agreements -- 0.9%
           19,850,000              $19,850,000 Bank of Nova Scotia, 0.12%,
                                   dated 3/31/15 plus accrued interest on 4/1/15
                                   collateralized by the following:
                                   $8,337,956 Freddie Mac Giant, 3.0%-4.0%,
                                   1/1/30 -- 3/1/45
                                   $665,882 Federal Home Loan Mortgage Corp.,
                                   2.664-2.865%, 10/1/41-5/1/44
                                   $142,844 Federal National Mortgage
                                   Association (ARM), 2.476-3.841%,
                                   11/1/34-5/1/42
                                   $10,176,685 Federal National Mortgage
                                   Association, 3.0-5.5%, 7/1/26-4/1/44
                                   $923,684 Government National Mortgage
                                   Association (ARM), 3.0-5.056%,
                                   7/20/42-4/20/62                                      $   19,850,000
           34,245,000              $34,245,000 Bank of Nova Scotia, Inc., 0.12%,
                                   dated 3/31/15 plus accrued interest on 4/1/15
                                   collateralized by the following:
                                   $12,049,911 Freddie Mac Giant, 4.0%-5.0%,
                                   8/1/42 -- 9/1/44
                                   $7,179,171 Federal National Mortgage
                                   Association (ARM), 0.0-2.829%,
                                   11/1/34-5/1/42
                                   $13,394,431 Federal National Mortgage
                                   Association, 2.5-6.0%, 5/1/26-12/1/44
                                   $2,306,387 Government National Mortgage
                                   Association (ARM), 3.5%, 2/20/45                         34,245,000
           10,570,000              $10,570,000 TD Securities USA, Inc., 0.12%,
                                   dated 3/31/15 plus accrued interest on 4/1/15
                                   collateralized by $10,781,401 Federal National
                                   Mortgage Association, 3.0-4.0%,
                                   10/1/32-12/1/44                                          10,570,000
                                                                                        --------------
                                                                                        $   64,665,000
------------------------------------------------------------------------------------------------------
                                   Commercial Paper -- 0.1%
            2,965,000              Prudential Funding LLC, 4/1/15 (d)                   $    2,964,992
------------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $67,630,000)                                   $   67,629,992
------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 96.8%
                                   (Cost $6,837,760,130) (a)                            $6,916,607,042
------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 3.2%                   $  228,816,225
------------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                           $7,145,423,267
======================================================================================================

+            Amount rounds to less than 0.1% or (0.1)%.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat  Bond)  Catastrophe  bond  is  a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(ARM)        Adjustable Rate Mortgage.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

REMICS       Real Estate Mortgage Investment Conduits.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represends a pay in kind security.

REIT         Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipt.

*            Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2015, the value of these securities amounted to $2,007,776,871 or 28.1% of total net assets.
**
             Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $6,846,676,511 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $ 277,198,436

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                             (207,267,905)
                                                                                    -------------
               Net unrealized appreciation                                          $  69,930,531
                                                                                    =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes To Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)          Security is in default and is non-income producing.

(g)          Rate to be determined.

(h) Security is valued based on a formula approved by the Valuation Committee of the Board of Trustees. At March 31, 2015, the aggregate value of these securities amounted to $167,129,634, or 2.3% of total net assets applicable to common shareowners.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD          Canadian Dollar
EURO         Euro
GBP          British Pound Sterling
IDR          Indonesian Rupiah
INR          Indian Rupee
MXN          Mexican Peso
NOK          Norwegian Krone
NZD          New Zealand Dollar
PLN          Polish Zloty
RON          Romanian New Leu
RUB          Russian Ruble
TRY          Turkish Lira


The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 77

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2015 were as follows:

---------------------------------------------------------------------------------------------
                                                           Purchases          Sales
---------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                       $2,332,411,684     $2,605,785,293
Other Long-Term Securities                                 $1,315,283,682     $1,053,875,532

CENTRALLY CLEARED CREDIT DEFAULT SWAPS - BUY PROTECTION

-------------------------------------------------------------------------------------------------------
                                                                                           Net
 Notional                       Obligation                   Expiration    Premiums        Unrealized
 Principal ($)   Counterparty   Entity/Index       Coupon    Date          (Received)      Depreciation
-------------------------------------------------------------------------------------------------------
(19,228,061)     Chicago        Markit CDX         5.00%     12/20/19       $(1,499,362)   $(105,126)
                 Mercentile     North America
                 Exchange       High Yield Index
=======================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

----------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                                                             Unrealized
 Notional                        Obligation               Credit     Expiration  Premiums    Appreciation
 Principal ($)(1)  Counterparty  Entity/Index    Coupon   Rating(2)  Date        (Received)  (Depreciation)
----------------------------------------------------------------------------------------------------------
        7,000,000  J.P. Morgan   American        5.00%    B+         12/20/17    $(280,000)  $1,088,598
                   Securities    Axle &
                   LLC           Manufacturing
                                 Co.
       10,480,000  Morgan        Diamond         1.00%    BBB+       12/20/19     (382,004)    (586,022)
                   Stanley       Offshore
                   Capital       Drilling
                   Services LLC  Co.
        2,795,000  Morgan        Diamond         1.00%    BBB+       12/20/19     (104,710)    (163,296)
                   Stanley       Offshore
                   Capital       Drilling
                   Services LLC  Co.
----------------------------------------------------------------------------------------------------------
                                                                                 $(766,714)  $  339,280
==========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 --  quoted prices in active markets for identical securities.

     Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                 Note 1A.

     Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2015, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                 Level 1        Level 2           Level 3       Total
----------------------------------------------------------------------------------------------
 Convertible Corporate Bonds     $         --   $  173,256,419    $         --  $  173,256,419
 Preferred Stocks
   Transportation
     Air Freight & Logistics               --        1,677,251              --       1,677,251
   Banks
     Regional Banks                 3,593,400        8,993,364              --      12,586,764
   Diversified Financials
     Consumer Finance              12,210,188        8,188,669              --      20,398,857
   Insurance
     Reinsurance                           --               --      19,958,646      19,958,646
   Real Estate
     Diversified REIT                      --        4,126,484              --       4,126,484
   All Other Preferred Stocks     108,149,264               --              --     108,149,264
 Convertible Preferred Stocks              --               --              --              --
   Diversified Financials
     Asset Management &
       Custody Banks                       --        6,179,938              --       6,179,938
   All Other Convertible
     Preferred Stocks              44,724,331               --              --      44,724,331
 Common Stocks
   Capital Goods
     Industrial Machinery                  --               --           1,858           1,858
   Transportation
     Marine                         1,101,794               --              --       1,101,794
   All Other Common Stocks                 --        3,728,847              --       3,728,847
 Asset Backed Securities                   --      318,519,704              --     318,519,704
 Collateralized Mortgage
   Obligations                             --      659,371,400              --     659,371,400
 Corporate Bonds
   Capital Goods
     Industrial Machinery                  --        1,646,758       4,326,140       5,972,898
   Diversified Financials
     Other Diversified
       Financial Services                  --      143,211,777       9,545,009     152,756,786
   Insurance
     Reinsurance                           --      188,374,522     147,170,988     335,545,510
   Semiconductors &
       Semiconductor Equipment
     Semiconductors                        --       26,491,238              --      26,491,238
   All Other Corporate Bonds               --    2,430,024,686              --   2,430,024,686
 U.S. Government Agency Obligations        --    1,285,261,646              --   1,285,261,646
 Foreign Government Bonds                  --      273,099,620              --     273,099,620
 Municipal Bonds                           --      235,483,977              --     235,483,977
 Senior Floating Rate Loan Interests       --      730,559,132              --     730,559,132
 Repurchase Agreement                      --       64,665,000              --      64,665,000
 Commercial Paper                          --        2,964,992              --       2,964,992
----------------------------------------------------------------------------------------------
 Total                           $169,778,977   $6,565,825,424    $181,002,641  $6,916,607,042
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 79

----------------------------------------------------------------------------------
                                Level 1       Level 2       Level 3   Total
----------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized appreciation on
  swap contracts                $        --   $   234,154   $    --   $   234,154
Net unrealized depreciation on
  futures contracts              (9,537,674)           --        --    (9,537,674)
Net unrealized appreciation on
  forward foreign currency
    contracts                            --    14,195,117        --    14,195,117
Net unrealized depreciation on
  forward foreign currency
    contracts                            --    (1,305,838)       --    (1,305,838)
----------------------------------------------------------------------------------
Total Other Financial
  Instruments                   $(9,537,674)  $13,123,433   $    --   $ 3,585,759
==================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of March 31, 2015.

----------------------------------------------------------------------------------
                                Level 1       Level 2       Level 3   Total
----------------------------------------------------------------------------------
Assets:
Foreign currencies, at value    $        --   $42,262,470   $    --   $42,262,470
  Futures collateral                     --    13,000,175        --    13,000,175
  Swap collateral                        --       750,000        --       750,000
Liabilities:
  Variation margin for
    swap contracts                       --       (22,437)        --      (22,437)
  Variation margin for
    futures contracts            (3,102,258)           --        --    (3,102,258)
----------------------------------------------------------------------------------
Total:                          $(3,102,258)   $55,990,208   $    --  $52,887,950
==================================================================================

----------------------------------------------------------------------------------------
                                  Preferred     Common        Corporate
                                  Stocks        Stocks        Bonds         Total
----------------------------------------------------------------------------------------
Balance as of 9/30/14             $ 32,238,934  $        --   $ 59,521,518  $ 91,760,452
Realized gain (loss)                       --            --         22,961        22,961
Change in unrealized
   appreciation (depreciation)(1)    1,204,652           --        800,280     2,004,932
Purchases                                   --        1,858    113,850,593   113,852,451
Sales                                       --           --    (26,638,155)  (26,638,155)
Transfers in and out of Level 3*            --           --             --            --
Transfers in and out of
   Level 3 categories*             (13,484,940)          --     13,484,940            --
----------------------------------------------------------------------------------------
Balance as of 3/31/15             $ 19,958,646  $     1,858   $161,042,137  $181,002,641
========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended March 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 3/31/15                                             $2,004,932
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at March 31, 2015. These amounts exclude valuations provided by a broker.

----------------------------------------------------------------------------------------
                 Fair Value    Valuation          Unobservable
Asset Type       3/31/15       Technique (s)      Input                 Value/Range
----------------------------------------------------------------------------------------
Common Stocks    $     1,858   Market Comparables EBITDA Multiples(1)   5.5x to 6.5x
Corporate Bonds  $13,871,149   Market Comparables EBITDA Multiples(1)   5.5x to 6.5x
                                                  Yield Premium(2)      0.90%-1.05%
----------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 81

Statement of Assets and Liabilities | 3/31/15 (unaudited)

ASSETS:
  Investment in securities, at value (cost $6,837,760,130)                 $6,916,607,042
  Cash                                                                        196,014,586
  Futures collateral                                                           13,000,175
  Swap collateral                                                                 750,000
  Cash with broker                                                              1,405,000
  Foreign currencies, at value (cost $42,569,056)                              42,262,470
  Receivables --
     Investment securities sold                                               117,312,269
     Fund shares sold                                                          20,621,903
     Dividends                                                                  1,057,224
     Interest                                                                  64,347,986
  Net unrealized appreciation on swap contracts                                   234,154
  Net unrealized appreciation on forward foreign currency contracts            14,195,117
  Prepaid expenses                                                                134,417
-----------------------------------------------------------------------------------------
         Total assets                                                      $7,387,942,343
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $  203,239,405
     Fund shares repurchased                                                   12,828,461
     Dividends                                                                  6,648,514
     Trustee fees                                                                   7,172
  Net unrealized depreciation on forward foreign currency contracts             1,305,838
  Net unrealized depreciation on futures contracts                              9,537,674
  Variation margin on futures contracts                                         3,102,258
  Variation margin on centrally cleared swap contracts                             22,437
  Credit default swaps, premiums received                                       2,266,076
  Due to broker                                                                   870,000
  Due to affiliates                                                             2,252,457
  Accrued expenses                                                                438,784
-----------------------------------------------------------------------------------------
         Total liabilities                                                 $  242,519,076
=========================================================================================
NET ASSETS:
  Paid-in capital                                                          $7,109,169,502
  Distributions in excess of net investment income                            (43,092,859)
  Accumulated net realized loss on investments, forward foreign currency
     transactions, futures contracts, written options and swap contracts       (1,575,202)
  Net unrealized appreciation on investments                                   78,846,912
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            11,378,434
  Net unrealized depreciation on futures contracts                             (9,537,674)
  Net unrealized appreciation on swap contracts                                   234,154
-----------------------------------------------------------------------------------------
         Total net assets                                                  $7,145,423,267
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,539,774,834/142,982,949 shares)                     $        10.77
  Class C (based on $1,122,772,907/106,563,784 shares)                     $        10.54
  Class K (based on $182,562,098/16,915,048 shares)                        $        10.79
  Class R (based on $223,306,064/20,412,891 shares)                        $        10.94
  Class Y (based on $4,014,963,285/372,897,902 shares)                     $        10.77
  Class Z (based on $62,044,079/5,767,646 shares)                          $        10.76
MAXIMUM OFFERING PRICE:
  Class A ($10.77 (divided by) 95.5%)                                      $        11.28
=========================================================================================

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Statement of Operations (unaudited)

For the Six Months Ended 3/31/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $98,001)                     $150,956,385
   Dividends                                                                  8,086,228
-----------------------------------------------------------------------------------------------------
          Total investment income                                                        $159,042,613
-----------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                         $ 19,836,233
   Transfer agent fees and expenses
      Class A                                                                   221,205
      Class B*                                                                    2,427
      Class C                                                                    70,040
      Class K                                                                     1,156
      Class R                                                                     8,570
      Class Y                                                                    21,942
      Class Z                                                                     6,348
   Distribution fees
      Class A                                                                 1,909,904
      Class B*                                                                   19,160
      Class C                                                                 5,706,141
      Class R                                                                   524,753
   Shareholder communications expense                                         4,583,949
   Administrative reimbursements                                                968,147
   Custodian fees                                                               148,262
   Registration fees                                                            102,480
   Professional fees                                                            131,897
   Printing expense                                                              33,665
   Fees and expenses of nonaffiliated Trustees                                  154,140
   Pricing expense                                                               41,704
   Miscellaneous                                                                236,799
-----------------------------------------------------------------------------------------------------
      Total expenses                                                                     $ 34,728,922
-----------------------------------------------------------------------------------------------------
          Net investment income                                                          $124,313,691
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS, WRITTEN OPTIONS,
UNFUNDED AND BRIDGE LOAN COMMITMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                          $ 17,434,321
      Futures contracts                                                     (34,740,723)
      Written options                                                           322,510
      Swap contracts                                                          3,883,485
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                  34,190,053  $  21,089,646
------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                          $(48,378,697)
      Unfunded and bridge loan commitments                                       (2,664)
      Futures contracts                                                     (16,755,589)
      Written options                                                          (315,832)
      Swap contracts                                                         (1,900,713)
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                  (9,003,011) $ (76,356,506)
------------------------------------------------------------------------------------------------------
   Net loss on investments, swap contracts, written options,
      futures contracts and foreign currency transactions                                $ (55,266,860)
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                  $  69,046,831
======================================================================================================

*  Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 83

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               3/31/15            Year Ended
                                                               (unaudited)        9/30/14
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $   124,313,691     $   285,190,718
Net realized gain on investments, futures contracts,
  written options, swap contracts and foreign
  currency transactions                                             21,089,646          50,636,112
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts, unfunded
  and bridge loan commitments written options
  and foreign currency transactions                                (76,356,506)        109,653,815
-------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations     $    69,046,831     $   445,480,645
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.44 per share, respectively)        $   (28,626,198)    $   (73,508,714)
      Class B* ($0.03 and $0.34 per share, respectively)               (53,363)           (711,008)
      Class C ($0.16 and $0.35 per share, respectively)            (17,333,679)        (39,596,314)
      Class K ($0.22 and $0.48 per share, respectively)             (3,285,807)         (4,921,071)
      Class R ($0.19 and $0.41 per share, respectively)             (3,563,810)         (7,322,830)
      Class Y ($0.22 and $0.47 per share, respectively)            (81,013,752)       (156,168,656)
      Class Z ($0.21 and $0.46 per share, respectively)             (1,308,379)         (3,260,463)
Net realized gain:
      Class A ($0.15 and $0.16 per share, respectively)            (20,863,066)        (27,901,069)
      Class B* ($0.00 and $0.16 per share, respectively)                    --            (394,193)
      Class C ($0.15 and $0.16 per share, respectively)            (16,086,663)        (18,307,794)
      Class K ($0.15 and $0.16 per share, respectively)             (1,843,659)         (1,391,490)
      Class R ($0.15 and $0.16 per share, respectively)             (2,739,808)         (2,850,019)
      Class Y ($0.15 and $0.16 per share, respectively)            (56,729,744)        (50,465,214)
      Class Z ($0.15 and $0.16 per share, respectively)               (899,446)         (1,188,305)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (234,347,374)    $  (387,987,140)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 1,271,606,489     $ 2,306,538,005
Reinvestment of distributions                                      156,657,684         252,889,692
Cost of shares repurchased                                      (1,331,986,316)     (2,627,112,190)
--------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
          from Fund share transactions                         $    96,277,857     $   (67,684,493)
--------------------------------------------------------------------------------------------------
       Net decrease in net assets                              $   (69,022,686)    $   (10,190,988)
NET ASSETS:
Beginning of period                                              7,214,445,953       7,224,636,941
--------------------------------------------------------------------------------------------------
End of period                                                  $ 7,145,423,267     $ 7,214,445,953
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $   (43,092,859)    $   (32,221,562)
==================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

------------------------------------------------------------------------------------------
                          '15 Shares       '15 Amount
                          (unaudited)      (unaudited)      '14 Shares     '14 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                22,705,417      $ 245,975,041      39,484,858   $   434,020,394
Reinvestment of
   distributions            4,070,101         44,107,857       8,399,089        91,993,349
Less shares repurchased   (21,913,287)      (237,193,626)    (99,079,153)   (1,090,399,363)
-------------------------------------------------------------------------------------------
      Net increase
           (decrease)       4,862,231      $  52,889,272     (51,195,206)  $  (564,385,620)
===========================================================================================
Class B*
Shares sold or exchanged        3,490      $      37,955          54,152   $       585,228
Reinvestment of
   distributions                2,521             27,400          66,687           719,115
Less shares repurchased    (1,620,761)       (17,601,383)     (1,232,227)      (13,339,329)
-------------------------------------------------------------------------------------------
      Net decrease         (1,614,750)     $ (17,536,028)     (1,111,388)  $   (12,034,986)
===========================================================================================
Class C
Shares sold                 9,452,780      $ 100,256,357      14,349,976   $   154,334,564
Reinvestment of
   distributions            2,140,034         22,692,147       3,647,652        39,069,815
Less shares repurchased   (13,137,993)      (139,071,630)    (28,375,220)     (304,829,490)
-------------------------------------------------------------------------------------------
      Net decrease         (1,545,179)     $ (16,123,126)    (10,377,592)  $  (111,425,111)
===========================================================================================
Class K
Shares sold                 5,191,019      $  56,140,649       4,253,006   $    46,889,311
Reinvestment of
   distributions              343,311          3,726,229         359,023         3,936,891
Less shares repurchased      (324,956)        (3,513,260)     (1,414,107)      (15,714,889)
-------------------------------------------------------------------------------------------
      Net increase          5,209,374      $  56,353,618       3,197,922   $    35,111,313
===========================================================================================
Class R
Shares sold                 3,773,268      $  41,404,415       4,014,071   $    44,834,072
Reinvestment of
   distributions              532,380          5,860,426         855,355         9,518,418
Less shares repurchased    (2,084,524)       (22,938,590)     (4,863,708)      (54,274,642)
-------------------------------------------------------------------------------------------
      Net increase          2,221,124      $  24,326,251           5,718   $        77,848
===========================================================================================
Class Y
Shares sold                75,576,044      $ 818,549,177     145,756,412   $ 1,604,730,603
Reinvestment of
   distributions            7,209,690         78,094,051       9,420,160       103,247,990
Less shares repurchased   (82,633,386)      (892,295,171)   (101,294,175)   (1,111,857,874)
------------------------------------------------------------------------------------------
      Net increase            152,348      $   4,348,057      53,882,397   $   596,120,719
===========================================================================================
Class Z
Shares sold                   853,351      $   9,242,895       1,929,899   $    21,143,833
Reinvestment of
   distributions              198,514          2,149,574         402,562         4,404,114
Less shares repurchased    (1,784,710)       (19,372,656)     (3,348,954)      (36,696,603)
-------------------------------------------------------------------------------------------
      Net decrease           (732,845)     $  (7,980,187)     (1,016,493)  $   (11,148,656)
===========================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 85

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year         Year         Year          Year         Year
                                                     3/31/15        Ended        Ended        Ended         Ended        Ended
                                                     (unaudited)    9/30/14      9/30/13      9/30/12       9/30/11      9/30/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $    11.02     $    10.92   $    11.21   $    10.63    $    10.99   $    10.22
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $     0.19     $     0.44   $     0.49   $     0.52    $     0.55   $     0.59
   Net realized and unrealized gain (loss) on
      investments                                         (0.09)          0.26        (0.28)        0.69         (0.33)        0.73
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $     0.10     $     0.70   $     0.21   $     1.21    $     0.22   $     1.32
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                             $    (0.20)    $    (0.44)  $    (0.50)  $    (0.53)   $    (0.55)  $    (0.55)
   Net realized gain                                      (0.15)         (0.16)          --        (0.10)        (0.03)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $    (0.35)    $    (0.60)  $    (0.50)  $    (0.63)   $    (0.58)  $    (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $    (0.25)    $     0.10   $    (0.29)  $     0.58    $    (0.36)  $     0.77
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    10.77     $    11.02   $    10.92   $    11.21    $    10.63   $    10.99
====================================================================================================================================
Total return*                                              0.94%          6.54%        1.88%       11.69%         2.00%       13.29%
Ratio of net expenses to average net assets                1.04%**        1.03%        1.02%        1.06%         1.06%        1.10%
Ratio of net investment income (loss) to average net
   assets                                                  3.43%**        3.99%        4.32%        4.73%         5.01%        5.49%
Portfolio turnover rate                                     104%**          70%          34%          21%           36%          39%
Net assets, end of period (in thousands)             $1,539,775     $1,521,651   $2,068,276   $2,066,993    $1,609,362   $1,403,214
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

-------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year        Year          Year        Year         Year
                                                      3/31/15      Ended       Ended         Ended       Ended        Ended
                                                      (unaudited)  9/30/14     9/30/13       9/30/12     9/30/11      9/30/10
-------------------------------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                 $    10.78   $    10.69  $     10.98   $    10.41  $    10.76   $  10.00
-------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
    Net investment income (loss)                      $     0.14   $     0.35  $      0.40   $     0.43  $     0.47   $   0.51
    Net realized and unrealized gain (loss) on
        investments                                        (0.07)        0.25        (0.27)        0.68       (0.32)      0.72
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations   $     0.07   $     0.60  $      0.13   $     1.11  $     0.15   $   1.23
-------------------------------------------------------------------------------------------------------------------------------
 Distribution to shareowners:
    Net investment income                             $    (0.16)  $    (0.35) $     (0.42)  $    (0.44) $    (0.47)  $  (0.47)
    Net realized gain                                      (0.15)       (0.16)          --        (0.10)      (0.03)        --
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                  $    (0.31)  $    (0.51) $     (0.42)  $    (0.54) $    (0.50)  $  (0.47)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value           $    (0.24)  $     0.09  $     (0.29)  $     0.57  $    (0.35)  $   0.76
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $    10.54   $    10.78  $     10.69   $    10.98  $    10.41   $  10.76
===============================================================================================================================
 Total return*                                             0.66%        5.76%         1.11%       10.97%       1.33%     12.59%
 Ratio of net expenses to average net assets               1.72%**      1.73%         1.72%        1.74%       1.74%      1.78%
 Ratio of net investment income (loss) to average net
   assets                                                  2.75%**      3.30%         3.62%        4.05%       4.34%      4.80%
 Portfolio turnover rate                                    104%**        70%           34%          21%         36%        39%
 Net assets, end of period (in thousands)             $1,122,773   $1,165,468  $ 1,266,995   $1,305,498  $1,024,254   $870,348
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 87

-----------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended          Year
                                                   3/31/15        Ended       12/19/12
                                                   (unaudited)    9/30/14     to 9/30/13
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period               $  11.03       $  10.94    $ 11.31
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                     $   0.22       $   0.48    $  0.43
Net realized and unrealized gain (loss)
  on investments                                      (0.09)          0.25      (0.37)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                       $   0.13       $   0.73    $  0.06
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                            $  (0.22)      $  (0.48)   $ (0.43)
  Net realized gain                                   (0.15)         (0.16)        --
-----------------------------------------------------------------------------------------
Total distributions                                $  (0.37)      $  (0.64)   $ (0.43)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  (0.24)      $   0.09    $ (0.37)
-----------------------------------------------------------------------------------------
Net asset value, end of period                     $  10.79       $  11.03    $ 10.94
=========================================================================================
Total return*                                          1.24%          6.87%      0.69%(a)
Ratio of net expenses to average net assets            0.61%**        0.62%      0.63%**
Ratio of net investment income (loss) to
  average net assets                                   3.88%**        4.37%      4.79%**
Portfolio turnover rate                                 104%**          70%        34%
Net assets, end of period (in thousands)           $182,562       $129,110    $93,041
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

----------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended         Year       Year       Year       Year       Year
                                                        3/31/15       Ended      Ended      Ended      Ended      Ended
                                                       (unaudited)    9/30/14    9/30/13    9/30/12    9/30/11    9/30/10
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                    $  11.19      $  11.10   $  11.39   $  10.80   $  11.17   $  10.38
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $   0.18      $   0.40   $   0.46   $   0.48   $   0.53   $   0.56
   Net realized and unrealized gain (loss) on
        investments                                        (0.09)         0.26      (0.28)      0.71      (0.34)      0.76
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   0.09      $   0.66   $   0.18   $   1.19   $   0.19   $   1.32
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                $  (0.19)     $  (0.41)  $  (0.47)  $  (0.50)  $  (0.53)  $  (0.53)
   Net realized gain                                       (0.15)        (0.16)        --      (0.10)     (0.03)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $  (0.34)     $  (0.57)  $  (0.47)  $  (0.60)  $  (0.56)  $  (0.53)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.25)     $   0.09   $  (0.29)  $   0.59   $  (0.37)  $   0.79
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  10.94      $  11.19   $  11.10   $  11.39   $  10.80   $  11.17
============================================================================================================================
Total return*                                               0.78%         6.04%      1.58%     11.35%      1.64%     13.07%
Ratio of net expenses to average net assets                 1.38%**       1.42%      1.34%      1.44%      1.35%      1.41%
Ratio of net investment income (loss) to average net
  assets                                                    3.10%**       3.59%      4.00%      4.36%      4.73%      5.18%
Portfolio turnover rate                                      104%**         70%        34%        21%        36%        39%
Net assets, end of period (in thousands)                $223,306      $203,529   $201,797   $209,561   $171,918   $154,846
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 89

--------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended        Year         Year         Year         Year         Year
                                                      3/31/15      Ended        Ended        Ended        Ended        Ended
                                                     (unaudited)   9/30/14      9/30/13      9/30/12      9/30/11      9/30/10
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $    11.01   $    10.92   $    11.22   $    10.64   $    11.00   $  10.23
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $     0.20   $     0.47   $     0.52   $     0.55   $     0.59   $   0.65
   Net realized and unrealized gain (loss) on
       investments                                         (0.07)        0.25        (0.28)        0.69        (0.33)      0.72
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $     0.13   $     0.72   $     0.24   $     1.24   $     0.26   $   1.37
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $    (0.22)  $    (0.47)  $    (0.54)  $    (0.56)  $    (0.59)  $  (0.60)
   Net realized gain                                       (0.15)       (0.16)          --        (0.10)       (0.03)        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.37)  $    (0.63)  $    (0.54)  $    (0.66)  $    (0.62)  $  (0.60)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    (0.24)  $     0.09   $    (0.30)  $     0.58   $    (0.36)  $   0.77
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    10.77   $    11.01   $    10.92   $    11.22   $    10.64   $  11.00
================================================================================================================================
Total return*                                               1.18%        6.78%        2.10%       12.05%        2.36%     13.75%
Ratio of net expenses to average net assets                 0.73%**      0.73%        0.74%        0.73%        0.72%      0.69%
Ratio of net investment income (loss) to average net
   assets                                                   3.73%**      4.27%        4.61%        5.05%        5.36%      5.96%
Portfolio turnover rate                                      104%**        70%          34%          21%          36%        39%
Net assets, end of period (in thousands)              $4,014,963   $4,105,600   $3,483,106   $2,864,391   $1,910,764   $664,149
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

---------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year       Year       Year       Year       Year
                                                          3/31/15      Ended      Ended      Ended      Ended      Ended
                                                          (unaudited)  9/30/14    9/30/13    9/30/12    9/30/11    9/30/10
---------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                      $ 11.01      $ 10.91    $ 11.20    $ 10.62    $ 10.98    $ 10.21
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $  0.19      $  0.46    $  0.51    $  0.54    $  0.58    $  0.64
   Net realized and unrealized gain (loss) on
       investments                                          (0.08)        0.26      (0.27)      0.69      (0.33)      0.72
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $  0.11      $  0.72    $  0.24    $  1.23    $  0.25    $  1.36
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                  $ (0.21)     $ (0.46)   $ (0.53)   $ (0.55)   $ (0.58)   $ (0.59)
   Net realized gain                                        (0.15)       (0.16)        --      (0.10)     (0.03)        --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $ (0.36)     $ (0.62)   $ (0.53)   $ (0.65)   $ (0.61)   $ (0.59)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ (0.25)     $  0.10    $ (0.29)   $  0.58    $ (0.36)   $  0.77
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 10.76      $ 11.01    $ 10.91    $ 11.20    $ 10.62    $ 10.98
===========================================================================================================================
Total return*                                                1.06%        6.79%      2.11%     11.96%      2.30%     13.67%
Ratio of net expenses to average net assets                  0.85%**      0.82%      0.80%      0.83%      0.82%      0.79%
Ratio of net investment income (loss) to average net
   assets                                                    3.61%**      4.21%      4.54%      4.98%      5.23%      5.81%
Portfolio turnover rate                                       104%**        70%        34%        21%        36%        39%
Net assets, end of period (in thousands)                  $62,044      $71,544    $82,048    $65,822    $57,976    $41,175
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 91

Notes to Financial Statements | 3/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

During the periods covered by this report, the Fund offered six classes of shares designated as Class A, Class C, Class K, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Class K shares were first publicly offered on December 20, 2012. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent price service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 93 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2015, there were four securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing approximately 0.2% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2014, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2014 was as follows:

     --------------------------------------------------------------------------------
                                                                                 2014
     --------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                     $291,043,457
     Long-term capital gain                                                96,943,683
     --------------------------------------------------------------------------------
            Total                                                        $387,987,140
     ================================================================================

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 95

The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2014:

     ---------------------------------------------------------------------------------
                                                                                 2014
     ---------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                       $ 12,005,475
     Undistributed long-term capital gain                                  81,883,740
     Current year dividend payable                                         (7,705,186)
     Net unrealized appreciation                                          115,370,279
     ---------------------------------------------------------------------------------
             Total                                                       $201,554,308
     =================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $95,886 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K, Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

H.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2015 was $13,000,175. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended March 31, 2015 was $1,435,125,148.

     At March 31, 2015, open futures contracts were as follows:

----------------------------------------------------------------------------------------
                           Number of                                      Unrealized
                           Contracts      Settlement                      Appreciation/
 Type                      Long/(Short)   Month        Value              (Depreciation)
----------------------------------------------------------------------------------------
 U.S. Long Bond (CBT)         188         6/15         $    30,808,500    $   102,513
 U.S. 10 Year Note (CBT)   (8,805)        6/15          (1,315,019,531)    (8,063,464)
 U.S. 5 Year Note (CBT)    (2,126)        6/15            (255,568,454)    (1,758,176)
 U.S. 2 Year Note (CBT)      (562)        6/15            (123,165,813)      (305,125)
 U.S. Ultra Bond (CBT)        298         6/15              50,622,750        486,578
----------------------------------------------------------------------------------------
                                                       $(1,612,322,548)   $(9,537,674)
----------------------------------------------------------------------------------------

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 97

J.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

K.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended March 31, 2015 was $4,236,240.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 99

     The average value of option contracts open during the six months ended March 31, 2015 was $1,932. Written call and put option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

     Transactions in written options for the six months ended March 31, 2015 are summarized as follows:

     --------------------------------------------------------------------------------------
                                                  Number of Contracts     Premium Received
     --------------------------------------------------------------------------------------
     Options open at beginning of period                  (19,969,960)           $(329,005)
     Options opened                                                --                   --
     Options exercised                                             --                   --
     Options closed                                                --                   --
     Options expired                                       19,969,960              329,005
     --------------------------------------------------------------------------------------
             Options open at end of period                         --            $      --
     ======================================================================================

M.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. There were no purchased options held during the six months ended March 31, 2015.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 and 0.50% on assets over $10 billion. For the six months ended March 31, 2015, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $458,873 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended March 31, 2015, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------------
 Shareholder Communications:
-----------------------------------------------------------------------------------
 Class A                                                                 $1,166,459
 Class B                                                                      3,409
 Class C                                                                    587,541
 Class K                                                                        286
 Class R                                                                    273,748
 Class Y                                                                  2,479,220
 Class Z                                                                     73,286
-----------------------------------------------------------------------------------
   Total                                                                 $4,583,949
===================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,616,404 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2015.

4. Distribution and Service

Plans The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 101 shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $177,180 in distribution fees payable to PFD at March 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2015, CDSCs in the amount of $13,931 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended March 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended March 31, 2015 was $264,016,568.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Open forward foreign currency contracts at March 31, 2015 were as follows:

--------------------------------------------------------------------------------------------------------
                               Quantity/
                               Shares                                                     Net
 Currency                      Purchased/      Book           Settlement  US $ Value      Unrealized
 Description     Counterparty  (Sold)          Value          Date        at 3/31/15      Appreciation
--------------------------------------------------------------------------------------------------------

 CAD (Canadian   JP Morgan       (19,486,468)  $ (15,579,640) 4/30/15     $ (15,392,921)  $   186,719
   Dollar)       Chase Bank
 EUR (European   Brown Brothers     (295,085)       (317,864)  4/1/15          (317,025)          839
   Euro)         Harriman & Co.
 EUR (European   JP Morgan        (5,532,382)     (6,193,600)  6/4/15        (5,948,798)      244,802
   Euro)         Chase Bank
 EUR (European   Brown Brothers (125,225,708)   (148,165,555) 4/14/15      (134,557,398)   13,608,157
   Euro)         Harriman & Co.
 GBP (British    Citibank         (1,969,375)     (3,040,932)  6/3/15        (2,922,476)      118,456
   Pound
   Sterling)
 TRY (Turkish    JP Morgan       (13,527,486)     (5,236,035)  4/6/15        (5,199,891)       36,144
   Lira)         Chase Bank
--------------------------------------------------------------------------------------------------------
 Total                                                                                    $14,195,117
========================================================================================================

--------------------------------------------------------------------------------------------------------
                               Quantity/
                               Shares                                                     Net
 Currency                      Purchased/        Book         Settlement  US $ Value      Unrealized
 Description     Counterparty  (Sold)            Value        Date        at 3/31/15      Depreciation
--------------------------------------------------------------------------------------------------------
 GBP (British    Brown Brothers         213,992  $   317,864  4/1/15      $     317,693   $      (171)
    Pound        Harriman & Co.
    Sterling)
 JPY (Japanese   JP Morgan       (5,381,688,259) (44,417,060) 6/18/15       (44,918,979)     (501,919)
   Yen)          Chase Bank
 NZD (New        Citibank           (13,551,649)  (9,803,331) 5/12/15       (10,098,280)     (294,949)
    Zealand
    Dollar)
 NZD (New        JP Morgan          (13,835,465) (10,175,641) 5/12/15       (10,309,771)     (134,130)
    Zealand      Chase Bank
    Dollar)
 RUB (Russian    JP Morgan         (384,558,686)  (6,198,061) 4/13/15        (6,572,730)     (374,669)
    Ruble)       Chase Bank
--------------------------------------------------------------------------------------------------------
 Total                                                                                    $(1,305,838)
========================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 11, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 103 of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2015, the Fund had no borrowings under the credit facility.

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2015.

--------------------------------------------------------------------------------------------------
 Assets:
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets           Assets and Liabilities
                   Gross       Statement    Presented In   --------------------------
                   Amounts of  of Assets    the Statement                 Cash
                   Recognized  and          of Assets and  Financial      Collateral  Net
 Description       Assets      Liabilities  Liabilities    Instruments    Received    Amount
--------------------------------------------------------------------------------------------------
 Swap contracts    $1,088,598  $(854,444)   $234,154                 --   $  750,000  $   984,154
--------------------------------------------------------------------------------------------------
                   $1,088,598  $(854,444)   $234,154                 --   $  750,000  $13,123,433
==================================================================================================

--------------------------------------------------------------------------------------------------
 Liabilities:
                               Gross
                               Amounts       Net            Gross Amounts Not Offset
                               Offset        Amounts of       in the Statement of
                               in the        Liabilities     Assets and Liabilities
                   Gross       Statement     Presented In   ------------------------
                   Amounts of  of Assets     the Statement              Cash
                   Recognized  and           of Assets and  Financial   Collateral      Net
 Description       Liabilities Liabilities   Liabilities    Instruments Pledged         Amount
------------------------------------------------------------------------------------------------
 Swap contracts    $854,444    $(854,444)    $          --  $        -- $       --      $   --
------------------------------------------------------------------------------------------------
                   $854,444    $(854,444)    $          --  $        -- $       --      $   --
================================================================================================

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

10. Additional Disclosures about Derivative Instruments and
    Hedging Activities:

Values of derivative instruments as of March 31, 2015 were as follows:

-------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as              Asset Derivatives 2015            Liabilities Derivatives 2015
 Hedging Instruments           ------------------------------------------------------------------
 Under Accounting              Statement of Assets               Statement of Assets
 Standards Codification        and Liabilities                   and Liabilities
 (ASC) 815                     Location           Value          Location             Value
-------------------------------------------------------------------------------------------------
 Forward Foreign Currency      Net unrealized                    Net unrealized
  Contracts                    appreciation on                   depreciation on
                               forward foreign                   forward foreign
                               currency contracts $14,195,117    currency contracts   $ 1,305,838
 Swap contracts                Net unrealized                    Net unrealized
                               appreciation on                   depreciation on
                               swap contracts         234,154    swap contracts                --
 Futures contracts             Net unrealized                    Net unrealized
                               appreciation on                   depreciation on
                               futures contracts           --    futures contracts      9,537,674
-------------------------------------------------------------------------------------------------
  Total                                           $14,429,271                         $10,843,512
-------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2015 was as follows:

---------------------------------------------------------------------------------------------------
                                                                                     Change in
 Derivatives Not                                                                     Unrealized
 Accounted for as                                                   Realized         Appreciation
 Hedging Instruments        Location of Gain                        Gain (Loss)      (Depreciation)
 Under Accounting           or (Loss) on                            on Derivatives   on Derivatives
 Standards Codification     Derivatives Recognized                  Recognized       Recognized
 (ASC) 815                  in Income                               in Income        in Income
---------------------------------------------------------------------------------------------------
 Futures contracts          Net realized gain (loss) on
                            futures contracts                       $(34,740,723)
 Futures contracts          Change in net unrealized
                            appreciation (depreciation)
                            on futures contracts                                     $(16,755,589)
 Forward foreign            Net realized gain (loss) on forward
   currency contracts       foreign currency contracts and
                            other assets and liabilities
                            denominated in foreign currencies       $ 44,682,265
 Forward foreign            Change in net unrealized appreciation
   currency contracts       (depreciation) on forward foreign
                            currency contracts                                       $ (9,830,127)
 Swap contracts             Net realized gain (loss) on
                            swap contracts                          $  3,883,485
 Swap contracts             Change in net unrealized appreciation
                            (depreciation) on swap contracts                         $ (1,900,713)
 Written Option             Net realized gain (loss) on written
                            options                                 $    322,510
 Written Option             Change in net unrealized appreciation
                            (depreciation) on written
                            options                                                  $   (315,832)

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 105

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended September 30, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending September 30, 2013 and September 30, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

12. Subsequent Event

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.



106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15 107

Trustees, Officers and Service Providers

Trustees                              Advisory Trustee
Thomas J. Perna, Chairman             Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                  Officers
Margaret B.W. Graham                  Lisa M. Jones, President and Chief
Marguerite A. Piret                       Executive Officer
Fred J. Ricciardi                     Mark E. Bradley, Treasurer and
Kenneth J. Taubes                         Chief Financial Officer
                                      Christopher J. Kelley, Secretary and
                                          Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                     1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                  1-800-225-4321

Retirement plans information                          1-800-622-0176

Write to us:
--------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                     1-800-225-4240

Our internet e-mail address       ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19207-10-0515

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2015

* Print the name and title of each signing officer under his or her signature.